                                                                   Exhibit 10.53

                                                                  Execution Copy

                           -------------------------

                               Credit Agreement

                           -------------------------



                                    between

                           Hawker Pacific Aerospace

                                                                 - as Borrower -



                                      and

                   Landesbank Hessen-Thuringen Girozentrale
              - as Mandated Arranger, Agent and Security Agent -



                                      and

                        Kreditanstalt fur Wiederaufbau

                              - as Co-Arranger -

                                                                  - as Lenders -


                    Baker & McKenzie/Doser Amereller Noack
                                   Frankfurt

                                     INDEX

                                                                                                    Page
1.   Definitions................................................................................     4
2.   Facilities.................................................................................     6
3.   Purpose....................................................................................     6
4.   Interest...................................................................................     7
5.   Payments...................................................................................     7
6.   Term.......................................................................................     8
7.   Drawdowns, Cancellation....................................................................     8
8.   Conditions for Drawdown....................................................................     9
9.   Repayment..................................................................................    10
10.  Security...................................................................................    11
11.  Illegality.................................................................................    12
12.  Market Disruption; Alternative Method of Calculation.......................................    13
13.  Increased Costs............................................................................    14
14.  No Deductions or Withholding...............................................................    15
15.  Representations and Warranties.............................................................    16
16.  Reporting and Information..................................................................    18
17.  Covenants..................................................................................    19
18.  Termination................................................................................    21
19.  Expenses...................................................................................    23
20.  Assignments................................................................................    23
21.  Fees.......................................................................................    24
22.  Notices....................................................................................    24
23.  Miscellaneous Provisions...................................................................    25
24.  Governing Law, Jurisdiction................................................................    25
25.  Agency Agreement...........................................................................    25

                                   SCHEDULES

Schedule 1               Commitments of Banks
----------

Schedule 2               Drawdown Notice
----------

Schedule 3               Repayment Schedule
----------

Schedule 4               [blank]
----------

Schedule 5               Lien Hawker Corp. Assets
----------

Schedule 6               Share Pledge Hawker UK
----------

Schedule 7               Fixed and Floating Charges Hawker UK Assets
----------

Schedule 8               [blank]
----------

Schedule 9               Disclosure of Shareholdings
----------

Schedule 10              Disclosure of Encumbrances
-----------

Schedule 11              Disclosure of Financial Indebtedness
-----------

Schedule 12              Financial Covenants
-----------

Schedule 13              [blank]
-----------

Schedule 14              Agency Agreement
-----------

                               Credit Agreement


between

1.   Hawker Pacific Aerospace, 11240 Sherman Way, Sun Valley, Ca. 91352-4942,
     USA

                                   - hereinafter referred to as the "Borrower" -

2. Landesbank Hessen-Thuringen Girozentrale, Main Tower, Neue Mainzer Str. 52-58, 60311 Frankfurt am Main, Germany

                                   - hereinafter referred to in its respective capacities as the "Mandated Arranger", the "Agent" and the "Security Agent" -

3. Kreditanstalt fur Wiederaufbau, Palmengartenstr. 5-9, 60325 Frankfurt am Main, Germany

                                   - hereinafter referred to as the "Co-
                                   Arranger" -


                                   - the parties at 2. and 3. together with any assignee pursuant to Sec. 20.2 the "Banks", and each a "Bank" -

WHEREAS,

The Borrower is a California corporation whose shares are listed at NASDAQ. Its registered offices are located in Sun Valley, California. Hawker Pacific Aerospace Ltd., ("Hawker UK"), a limited company with its registered office in Hayes, Middlesex, United Kingdom, is a wholly-owned subsidiary of the Borrower.

The Banks have agreed with the Borrower and Hawker UK to provide to the Borrower and Hawker UK credit facilities in an amount of USD 45,000,000 and GBP 14,000,000, respectively, subject to the terms and conditions set out in this Credit Agreement and a Facility Agreement of even date (the "Facility Agreement") made among Hawker UK and the Banks.

NOW, THEREFORE, it is agreed as follows:



1.   Definitions
----------------

1.1 Definitions of terms not defined elsewhere in this Agreement are as follows:

"Advance":               A disbursement made in respect of a drawdown pursuant
                         to Sec. 7;

"Banking Day":           Each day on which banks are generally open for business
                         in each of Frankfurt am Main, London and New York;

"Facilities":            Collectively, the credit facilities referred to in the
                         second subparagraph of the WHEREAS clause set out hereinabove;

"Facility":              The credit facility referred to in Sec. 2.1;

"Financial Covenants":   The financial covenants referred to in Sec. 17.4 of
                         this Credit Agreement as set out in Schedule 12 hereto;
                                                             -----------

"Financing Documents":   Collectively, this Credit Agreement and the Security
                         Documents;

"Interest Period":       An interest period in respect of individual Advances
                         made in respect of the Facility, as determined in accordance with Secs. 4.2 and 4.3;

"LIBID" Rate             The LIBOR Rate, less 0.125 per cent per annum;

"LIBOR Rate":            The USD interest rate per annum, for a period
                         comparable to the relevant Interest Period, which in accordance with Bridge Telerate Page 3750, or such other page as may be substituted for such page for the purpose of displaying offered rates for USD deposits, is quoted as the offered rate at 11 a.m. London time for USD deposits on the second Banking Day prior to the commencement of such Interest Period or, if no such interest rate is displayed on the relevant Bridge
                         Telerate Page at the relevant time on the relevant date for the determination of an interest rate, the rate determined by the Agent as the arithmetic mean (rounded upwards to the fourth decimal place) quoted by the Reference Banks as the interest rate per annum at which the Reference Banks offer USD deposits to prime banks in the Frankfurt am Main interbank market on the relevant date at 11 a.m. London time, in an amount substantially equivalent to the relevant outstanding amounts of the relevant Advance;

"Reference Banks":       The Mandated Arranger and the Co-Arranger;

"Reports":               Collectively,  the reports referred to in Sec. 8.2.2;

"Security Documents":    The agreements and documents referred to in Sec. 10.1,
                         and any other agreements made with the Security Agent or any of the Banks for the purpose of providing or holding security in respect of the Facility;

"Subsidiaries":          Any company or enterprise in which the Borrower, or any
                         other company in respect of which the term is used herein, owns twenty-five or more per cent of the share capital or voting rights;

1.2 The terms defined herein shall, except where the context requires otherwise, always have the meanings ascribed to such terms herein. Unless the context requires otherwise, such terms shall also have such meanings when used in agreements, written notifications, confirmations and other documents which are issued pursuant to the terms of this Credit Agreement.

2.   Facilities
---------------

2.1 The Banks hereby agree to make available to the Borrower a long-term facility in a total amount of USD 45,000,000 (in words: US Dollars fourty-five million);

2.2 The Facility will be disbursed to the Borrower by the Agent. Each Bank shall participate in the rights and obligations under the Facility in the amount of its respective commitment as set out in Schedule 1, separately
                                                       ----------
     and independently from all other Banks. In particular, any joint and several liability of the Banks is excluded. The Banks shall participate in any drawdowns only in the proportion of the relevant Banks' respective commitments. For the avoidance of doubt, any creation of a joint ownership (Gesamthandsvermogen) is hereby expressly excluded. No Bank shall be responsible for the performance of the obligations of any of the other Banks. The Agent shall be required to disburse to the Borrower any Advances to be made by other Banks only when such Advances have unconditionally been made available to the Agent by the relevant Banks.

2.3 The failure by any Bank to comply with its obligations under this Credit Agreement shall not affect the obligations of the Borrower or any other Bank hereunder. In any such event, the Borrower shall be entitled to enforce its rights solely against the relevant Bank.


3.   Purpose
------------

3.1 The Facility shall be used exclusively for the purpose of financing the capital requirements of the Borrower and to refinance the Borrower's indebtedness towards Heller Financial, Inc. and NMB-Heller Limited.

3.2 At the request of the Agent, the Borrower shall provide the Agent with conclusive evidence as to how proceeds from the Facility have been used and applied.

4.   Interest
-------------


4.1 Interest on outstanding Advances under the Facility shall accrue from the relevant date of drawdown at the rate of interest applicable to the outstanding amount of Advances under the Facility for the relevant Interest Period, such rate being the sum of (i) the applicable LIBOR Rate and (ii) a margin of 2.70 per cent per annum.

4.2 Subject to Sec. 4.3, interest periods shall have a duration of three months, or any longer duration agreed with the Banks.

4.3 The first interest period will in respect of any amounts drawn under the Facility commence on the date of drawing and will end on the last Banking Day of the calendar quarter in which the drawing is made. Each succeeding interest period will commence following expiry of the immediately preceding interest period.

4.4 Interest shall be calculated on the basis of the actual number of days elapsed and a 360 days year.

4.5  Interest shall be due and payable on the last day of an Interest Period.

4.6 The Borrower shall be in default, without any requirement for notice, if it has failed to make payments which are due hereunder on the relevant due date or if the Borrower does not make such payments in full. For the duration of a default, the Borrower shall

     4.6.1 pay in the event of a default with regard to payments other than interest, default interest on the outstanding amount of the overdue payment at a rate reflecting an increase of the margin by two per cent per annum, for the period from the due date until receipt by the Agent of the relevant overdue amounts, and

     4.6.2 in case of a default in the payment of interest, liquidated damages; the amount of liquidated damages shall in such case be equal to a rate of interest corresponding to the interest rate applicable to the Facility and increased by two per cent per annum in respect of the relevant amount, for the period from the due date until receipt by the Agent of the relevant overdue amounts.

5.   Payments
-------------

5.1 All payments to be made by the Borrower hereunder shall be made to the Agent by payment in the respective currency in immediately available and freely trans-ferable funds to such accounts as the Agent may from time to time specify in writing. If the due date for the payment of any amounts hereunder is not a Banking Day, the payment shall be made on the next following Banking Day, provided however, that where such next following Banking Day would otherwise fall in the next calendar month, payment shall be made on the last Banking Day of the preceding calendar month, and the relevant amounts shall be calculated by reference to the date of actual payment.

5.2 The Borrower shall be entitled to assert any rights of set off or of retention against the claims of any Bank for payment under or in connection with this Credit Agreement only to the extent that the relevant counterclaims are not the subject of a dispute between the Borrower and such Bank, or have been the subject of a final judgement.

6.   Term
---------

The Facility shall expire on October 30, 2005.

7.   Drawdowns, Cancellation
----------------------------

7.1 The Facility can be drawn upon satisfaction of all conditions for drawdown. In addition, the Facility can be drawn only upon satisfaction of the following:

     7.1.1  receipt by the Agent of a drawdown notice in the form set out in
            Schedule 2 not later than on the third Banking Day before the
            ----------
            proposed drawdown date;

     7.1.2  drawdowns are permitted in one amount only;

     7.1.3 drawdown shall be requested as soon as the Borrower is able to comply with the conditions for drawdown, and in no event after January 31, 2001.

7.2  Any drawdown notice submitted by the Borrower shall be irrevocable.

7.3 A drawdown of the Facility shall not be permitted when any of the events or circumstances referred to in Sec. 18 has occurred and is continuing.

7.4 Drawdowns may be requested by the Borrower only. The Banks shall be entitled to reject a drawdown request by the Borrower if the Borrower has without the consent of the Banks assigned or pledged its claims and rights under this Credit Agreement, or if such claims and rights have been attached by third parties, or if a condition to drawdown is not or no longer satisfied at the time of drawdown.

7.5  Amounts drawn and subsequently repaid or prepaid may not be reborrowed.

8.   Conditions for Drawdown
----------------------------

The Borrower may not, save as the Agent may otherwise agree in writing, deliver a notice of drawdown pursuant to Sec. 7.1 unless the following conditions have been satisfied:

8.1 The Agent has been furnished with the following documents which accurately describe the up-to-date-position of the information and statements contained therein, and which have not been changed by any amendments or supplements thereto:

     8.1.1 Certificate and/or Articles of Incorporation and bylaws of the Borrower, certified by the Secretary or Assistant Secretary of the Borrower dated not earlier thanseven days prior to the date of the drawdown notice, and a good standing certificate for the Borrower of most recent date, issued by the state of incorporation;

     8.1.2  the Security Documents;

     8.1.3 documentation evidencing to the satisfaction of the Banks that the proceeds of the first drawdown under the Facility will be used for a repayment in full of all financial indebtedness towards Heller Financial, Inc. and NMB-Heller Limited;

     8.1.4 copies of a resolution of the board of directors of the Borrower authorizing the transactions contemplated by the Finance Documents, certified by the Secretary or Assistant Secretary of the Borrower of most recent date;

     8.1.5 certificates of the Secretary or Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorised to execute, deliver and perform the Financing Documents to which the Borrower is a party.

8.2 Receipt by the Agent of the following documents which are in form and substance satisfactory to the Banks:

     8.2.1 list of shareholders of the Borrower to the extent known to the Borrower, confirmed by an authorised representative of the Borrower;

     8.2.2 letter issued by Lufthansa Technik AG in form and substance satisfactory to the Banks, confirming that a legal due diligence investigation was conducted by its external counsel prior to its acquisition of shares of the Borrower, with a result satisfactory to Lufthansa Technik AG, and a financial due diligence report dated July 31, 2000 prepared by PricewaterhouseCoopers;

     8.2.3 legal opinion prepared by Troy & Gould, Los Angeles, counsel to the Borrower, confirming that the Financing Documents have been duly executed on behalf of, and create legal, valid and binding obligations for, the Borrower, and that the Borrower is duly organized and validly existing, dated not earlier than seven Banking Days prior to the proposed first drawdown under the Facility, and otherwise in form and substance satisfactory to the Banks;

     8.2.4 legal opinion prepared by Baker & McKenzie Frankfurt am Main, counsel to the Banks, confirming that the Credit Agreement creates legal, valid and binding obligations for each of the parties thereto other than the Borrower or affiliates of the Borrower, dated not earlier than seven Banking Days prior to the proposed first drawdown;

     8.2.5 legal opinion prepared by Baker & McKenzie San Francisco, counsel to the Banks, confirming that the Security Documents which are governed by California law create legal, valid and binding obligations for each of the parties thereto, dated not earlier than seven Banking Days prior to the proposed first drawdown;

     8.2.6 legal opinion prepared by Baker & McKenzie London, counsel to the Banks, confirming that the Security Documents which are governed by English law create legal, valid and binding obligations for each of the parties thereto, and that Hawker UK is duly organized and validly existing, dated not earlier than seven Banking Days prior to the proposed first drawdown;

     8.2.7 consolidated audited annual financial statements for the Borrower for the fiscal years ending December 31, 1998 and 1999, together with the auditors' reports for such fiscal years, and consolidated unaudited interim financial statements for the Borrower for the fiscal quarters ending March 31 and June 30, 2000;

     8.2.8 projected consolidated annual financial statements for Hawker Corp. and business plan for at least the fiscal years ending December 31, 2001, 2002 and 2003.

8.3 None of the events or circumstances referred to in Sec. 18 exists, and the representations and warranties contained in the Financing Documents are true and accurate in all material respects at the time of each drawdown notice and at the time of drawdown.

9.   Repayment
--------------

9.1 The Facility shall be repaid in accordance with the repayment schedule set out in Schedule 3.
            ----------

9.2 The Borrower shall immediately prepay all amounts drawn under the Facility if Lufthansa Technik AG, alone or together with affiliates, does not own or control more than fifty per cent of the share capital and voting rights of the

     Borrower on or after December 30, 2000, or when the credit facility made available to Hawker UK pursuant to the Facility Agreement has been repaid in full. In addition, the Borrower shall make the following mandatory prepayments in the amounts referred to in the following subparagraphs:

     9.2.1 promptly after receipt thereof, all net cash proceeds from a sale of any assets of the Borrower or any of its Subsidiaries other than in the ordinary course of business if the relevant amounts exceed USD 50,000 in the aggregate in any fiscal year of the Borrower, it being understood that net cash proceeds which have been or will be reinvested in replacement assets for substantially the same use shall not be taken into account;

     9.2.2 if any payments are received by the Borrower or any of its Subsidiaries under insurance contracts relating to the Borrower's business in excess of USD 50,000 in the aggregate in any fiscal year of the Borrower, any such amounts promptly after receipt of same unless such insurance proceeds are applied without delay in the acquisition of replacement assets or in the compensation for losses which have been actually suffered.

9.3 The Borrower is entitled to prepay the total outstanding amounts under the Facility, in accordance with and subject to Sec. 9.4. Unless otherwise agreed with the Banks, partial prepayments are not permitted.

9.4 A prepayment shall be notified to the Banks in writing via the Agent not later than fifteen Banking Days prior to the proposed prepayment date. If a prepayment is not made on the last day of an Interest Period, the Borrower shall compensate the Banks for any resulting reinvestment loss. The Banks shall in such case be entitled to an amount equal to the difference between the amount which would have been payable by the Borrower for the relevant remaining term of the Interest Period on the basis of the applicable interest rates and the amount of interest determined by the Banks for such period applying the reinvestment rate. For this purpose, the reinvestment rate for the remaining term of the Interest Period is the then applicable LIBID Rate for such term. The Borrower shall in each such case be entitled to demonstrate that no loss has actually been incurred or has been incurred in a lower amount than the amount claimed by the Banks, and the Banks shall have the right to demonstrate that the amount of their loss is actually higher, and to claim for such higher amount. Each prepayment shall include interest up to the date of prepayment.

9.5 All notices by the Borrower in relation to a prepayment proposed to be made by the Borrower shall be irrevocable.

10.  Security
-------------

10.1 The following security will be provided as security for all claims of the Banks against the Borrower, in accordance with the agreements identified below:

      10.1.1 blanket lien over all assets of the Borrower, in the form set out in Schedule 5;
                 ----------

      10.1.2  pledge of all shares in Hawker UK, in the form set out in Schedule
                                                                        --------
              6.
              -

      10.1.3 fixed and floating charge over all assets of Hawker UK, in the form set out in Schedule 7.
                              ----------


10.2 The security referred to in Sec. 10.1 shall be provided, pursuant to the terms and conditions more particularly set out in the individual Security Documents, as security for all existing, future and contingent claims which the Banks and any of their domestic and overseas branches may have, either individually or collectively, against the Borrower under and in connection with the Facilities. If the value of the security provided diminishes or threatens to diminish materially, or if the financial situation of the Borrower deteriorates, the Banks may request additional security in their reasonable discretion, and the Borrower will in such case ensure that any such security is provided without unreasonable delay (unverzuglich).

10.3 If the Borrower is of the opinion that the realizable value of the security provided to the Banks exceeds as a whole at any time by a material amount the total outstanding claims of the Banks against the Borrower other than temporarily, the Borrower may by notice to the Agent require that security is released. Any such request by the Borrower shall be accompanied by adequate supporting information. The Banks will release individual assets at their option to the extent that a material overcollateralization has been adequatly demonstrated to exist. The Banks shall be obliged to agree to a release of security at their option if and to the extent the realizable value of all security provided by the Borrower exceeds an amount corresponding to 110 per cent of the secured claims of the Banks other than temporarily.

10.4 All reasonable costs and expenses arising in connection with the granting of security, or in connection with any enforcement of security and the realization of the Banks' security interests in accordance with the terms of the Security Documents, shall be borne by the Borrower.

11.   Illegality
----------------

If it becomes illegal pursuant to domestic or foreign legislation or if it becomes impermissible under any requirement of any domestic or foreign authority or public body for any Bank to comply with its outstanding obligations, in whole or in part, under this Agreement, such Bank may immediately after it has become aware thereof inform the Borrower through the Agent. In such event, the affected Bank will endeavour to perform its obligations through another lending office or branch or to transfer the same to an affiliate of it if the illegality or impermissibility can thereby be reme-died or avoided without substantial costs for the affected Bank. If this is not possible, it will notify the Borrower thereof; in such event, after receipt of such notification, the portion of the Facility made available by the relevant Bank affected by the illegality or impermissibility shall be cancelled without notice or on such reasonable notice as may be determined by the relevant affected Bank and specified in such notification, as the case may be. In such case, the Borrower shall repay to the Agent for distribution to the relevant affected Bank all outstanding amounts under the Facility made available by such Bank at a date not later than five Banking Days after the date of such notice (unless prior payment is required under any applicable mandatory laws), together with any accrued interest and all other amounts due at the date of such notice.

12.   Market Disruption; Alternative Method of Calculation
----------------------------------------------------------

12.1 The Agent shall immediately notify the Borrower and the Banks if, in relation to any Interest Period, it determines, after consultation with the other Banks, that (i) due to circumstances affecting the relevant interbank market, the LIBOR Rate cannot be adequately and reasonably determined, or (ii) no LIBOR Rate for the relevant Interest Period appears on the relevant screen for the relevant Interest Period, and less than two Reference Banks provide the Agent with a replacement rate therefor in accordance with the terms of this Agreement, or (iii) Banks representing at least one third of the amounts committed hereunder inform the Agent that in respect of the relevant Interest Period no funds in the required amounts are available in the relevant interbank market or that the average of the respective LIBOR Rate appearing on the relevant screen do not adequately reflect the cost to such Banks of making or maintaining their respective participations in the relevant advance for such Interest Period. No drawings may be made following receipt of such notification until an alternative method of calculation pursuant to Sec. 12.2 has been agreed upon.

12.2 As soon as the notification pursuant to Sec. 12.1 has been made, the Borrower and the Agent, in consultation with the other Banks, will negotiate in good faith for a maximum period of thirty Banking Days with a view to establishing an alternative method of refinancing the outstanding advances or an alternative determination of the applicable interest rate, the Interest Period and the payment dates. If agreement is reached, the alternative calculation method agreed shall apply. If no agreement is reached within thirty Banking Days and agreed upon in writing, the following shall apply:

      (i) If the Facility has not been drawn, a drawing is definitely no longer possible. The Borrower shall in such case be obliged to pay to the Agent without delay all amounts due pursuant to the terms of this Agreement for distribution to the Banks;

      (ii) to the extent that the relevant Facility has been drawn, either the Borrower or the Agent may determine a prepayment date for the entire outstanding amount of the relevant Facility of not less than thirty Banking Days. Prepayment shall be made to the Agent for distribution to the Banks on such day together with an amount equivalent to the costs of the Banks of making or maintaining their respective participations in the relevant advance together with the applicable margin, and any other amounts due hereunder. In the event that the costs of the Banks cannot be determined, the applicable rate shall be determined by the Banks in accordance with Section 315 Civil Code
           (BGB).

13.  Increased Costs
--------------------

13.1 If a Bank determines that the introduction of or a change of any law or regulation applicable to it or change in interpretation of any such law or regulation or the application or compliance with any regulation of any public body results or will result in (i) the affected Bank or any holding company of such Bank being obliged to pay any tax or other payment relating to any advance made by it or in any payment to be made by the Borrower to it or (ii) the affected Bank or any holding company of such Bank being subject to any other measure which leads to an increase in the costs of that Bank or any holding company of such Bank in funding advances or that the amount or the effective return in relation to any payment which the affected Bank receives pursuant to this Agreement is reduced, or
      (iii) the affected Bank or holding company being subject to additional costs which arise from the Bank's commitment under the respective Facility, the affected Bank shall be entitled to inform the Borrower and the Agent thereof by providing a notice specifying such development in reasonable detail. The Borrower shall then be obliged on request and irrespective of whether Advances made are repaid to the affected Bank to pay such amount to the Agent for the account of the affected Bank or its holding company as is necessary to compensate the affected Bank for the relevant increase in costs or reduction of payment.

13.2 An increase in costs or reduction of payment referred to in Sec. 13.1 does not include:

      (i) any tax on overall net income, profit or gains of any Bank or holding company of such Bank;

      (ii) any tax required to be deducted or withheld from amounts payable by the Borrower to the extent the Borrower has already made corresponding payments in accordance with Sec. 13;

      (iii) any amount relating to any minimum reserve, or other deposit, equity, cost ratio, liquidity or capital adequacy requirements or any other form of bank regulatory or exchange control requirement resulting from any law or regulation in effect at the date of this Agreement.

13.3 For as long as the circumstances referred to in Sec. 13.1 continue, the Borrower shall be entitled by written notice to the Agent to prepay, pursuant to Sec. 9.3 and at no additional costs to the Borrower, all outstanding Advances made available by the affected Bank on thirty Banking Days' notice expiring at the end of an Interest Period and to terminate the respective Facility only with respect to the affected Bank.

14.   No Deductions or Withholding
----------------------------------

14.1 All sums payable by the Borrower under this Agreement shall be paid in full without set-off or withholding in respect of tax or other public law deductions imposed in the Federal Republic of Germany or in any other jurisdiction from or through which payments of the Borrower are effected (collectively, "Deductions"). To the extent that the Borrower or a third party is obliged to make Deductions or to retain money for tax or other reasons, the Borrower shall be obliged to make a payment, together with the relevant amount, in such additional amount (the "Additional Amount") as will ensure that the relevant Bank or the Agent (as applicable) receives the full amount which would otherwise have been received by it if the relevant Deductions had not been made. The Borrower shall be obliged to furnish the Agent immediately with copies of all the relevant documents confirming that the amount deducted or withheld has been paid to the relevant tax or other authority in the full amount.

14.2 If the Borrower becomes aware that Deductions are required, the Borrower shall notify the Agent specifying details and information relating to the relevant regulations.

14.3 If any Bank receives the benefit of a tax credit or a relief or remission of tax resulting from the receipt of any Additional Amount, such Bank shall promptly reimburse to the Borrower such part of that benefit as will leave such Bank after such payment in no more and no less favourable a position than would have applied if no such benefit or relief had been received. The Bank shall be obliged to take all reasonable steps to claim such credit, relief or remission from or against its tax liabilities even if this results in an obligation to make a reimbursement to the Borrower. The Borrower shall bear any costs thereby incurred. The Banks shall not, however, be obliged to permit the Borrower to inspect their books in connection with the obligation referred to above nor to take any particular steps in relation to their tax affairs nor shall any Bank be liable for any breach by any other Bank.

14.4 No Additional Amount will be payable to a Bank under Sec. 14.1 to the extent that such Additional Amount becomes payable as a result only of a change in the lending office of the relevant Bank, unless (i) such change is requested by the Borrower, or (ii) under the relevant laws, regulations, treaties or rules in effect at the time of the change in lending office, such additional amount would not have been payable. In case an Additional Amount would otherwise be payable by the Borrower pursuant to the terms hereof, and if it is reasonably possible for a Bank to transfer and assign its rights and obligations under this Credit Agreement to another branch as lending office with the effect that no such Additional Amount would then be due by the Borrower, the affected Bank shall so transfer and assign its rights and obligations hereunder, provided that any additional costs to such Bank which are thereby caused shall be borne by the Borrower.

14.5 If the Borrower is obliged to pay an additional amount under Sec. 14.1, the Borrower may prepay in whole (but not in part) the amount made available under this Agreement by the affected Bank by giving not less than ten Banking Days' prior written notice to the Agent and the affected Bank, provided that such notice is given within thirty Banking Days of the Borrower becoming aware that it would be obliged to pay such amount; prepayments under this Sec. 14.5 shall not be permitted after the expiry of such period. The obligation of such Bank to make any further advances available to the Borrower shall terminate on the giving of such notice.


15.   Representations and Warranties
------------------------------------

The Borrower makes the following representations and warranties with the Banks which shall be deemed repeated in their entirety by the Borrower on the day of each drawdown notice and on the last day of each Interest Period with respect to the factual circumstances then existing, save to the extent the Agent has received written notification from the Borrower to the contrary pursuant to Sec. 16.4.

15.1 The Borrower has taken all necessary steps and obtained all necessary consents to enter into legally binding obligations under the Financing Documents. The information contained in the documents referred to in Sec. 8.1.1, and in any other documents relating to the corporate structure or existence of the Borrower furnished to the Banks, reflect in all material respects the actual position of the Borrower, and no proceedings are pending or have been threatened for the winding-up, dissolution or any similar process against or affecting the Borrower or any Subsidiary of the Borrower. The share capital of the Borrower and of its Subsidiaries is fully paid up, and there have been no repayments of share capital;

15.2 the balance sheets and annual and interim financial statements of the Borrower provided to the Banks have been prepared in accordance with U.S. generally accepted accounting principles, and such accounting principles have been consistently applied over the entire period of the relevant fiscal years or fiscal quarters; in accordance with such generally accepted accounting principles, the balance sheets and annual and interim financial statements provided fairly represent the financial position of the Borrower and its Subsidiaries, consolidated where applicable, without material qualification, and make provision at the relevant date for all material indebtedness and other liabilities, actual or contingent. Since the date of the most recent interim financial statements provided to the Banks, there has been no material adverse change in the business or financial position of the Borrower or its Subsidiaries, save to the extent disclosed to the Banks prior to the date hereof;

15.3 other than a pending arbitration proceeding involving the Borrower and First

      Union National Bank which has been disclosed to the Banks, there are presently no actions, suits, proceedings, claims or disputes or administrative proceedings pending or, to the Borrower's knowledge, threatened against the Borrower or any of its Subsidiaries, or the assets or other sources of income of the Borrower or one of its Subsidiaries which, if adversely determined, would result in an obligation to make payments in excess of USD 200,000 in the aggregate, or which could reasonably be expected to have a material adverse effect in any other manner on the financial position of the Borrower;

15.4 the Borrower does not have any interest in the capital of or any similar interest in, any company or enterprise other than the interests identified in Schedule 9;
         ----------

15.5 the assets and rights of the Borrower and its Subsidiaries are not subject to rights in favour of third parties, save for customary retention of title or similar arrangements in favour of suppliers or customers which have been agreed in the ordinary course of the Borrower's business and security interests arising by operation of law other than as a result of a default or breach of contract by the Borrower or a Subsidiary of the Borrower, and those security interests which are identified in Schedule
                                                                     --------
      10;
      --

15.6 with the exception of the 1998 tax return to be filed for Hawker UK which will be filed with the competent tax authority not later than by December 30, 2000, the Borrower and its Subsidiaries have submitted all necessary tax filings within the requisite time limits; they are not in default in relation to the payment of any tax claims or any other claims raised by any administrative authority. There is not expected to be any tax assessment which might have a material adverse effect on the financial position of the Borrower or any of its Subsidiaries;

15.7 the Borrower and its Subsidiaries are in possession of all material governmental or public law approvals, permits and licenses necessary for the unrestricted conduct of their business, and are not in breach of any material environmental or other statutory or administrative legal requirements. The business of the Borrower and its Subsidiaries is not subject to any limitations of a material or unusual nature which might adversely affect the performance by them of their obligations under the Financing Documents;

15.8 the Borrower and its Subsidiaries do not have any credit lines or obligations arising out of credit facilities or borrowings or any other financial indebtedness other than the financial indebtedness identified in
      Schedule 11, and the borrowings and other financing identified in Schedule
      -----------                                                       --------
      11 has been used exclusively for the purpose of financing the working
      --
      capital requirements and capital expenditures of the Borrower and its Subsidiaries;

15.9 the Borrower and its Subsidiaries are unrestricted owners in respect of all landing gear shipsets and related equipment which are recorded on their respective balance sheets;

15.10 none of the events referred to in Sec. 18 relating to the Borrower or its Sub-
       sidiaries has occurred and is continuing;

15.12 the factual information furnished to the Agent and to the Banks in connection with the preparation and execution of this Credit Agreement, and the information set out in the Reports, is complete, true and accurate in all material respects.

At the reasonable request of the Banks, the Borrower undertakes to furnish relevant documentation to the Banks for the purpose of verifying the accuracy of the respresentations and warranties set out herein.

16.    Reporting and Information
--------------------------------

16.1 The Borrower shall keep the Banks regularly informed about its financial situation and legal position and that of its Subsidiaries, and will in particular provide the Agent with the information and documents identified in Sec. 16.2.

16.2   The Borrower will furnish to the Agent:

       16.2.1 Within 120 days after the end of the fiscal year of the Borrower, unqualified audited consolidated annual financial statements, and audited non-consolidated annual financial statements, for the Borrower for the relevant fiscal year, together with the auditors' report issued by an auditing firm of international repute and a compliance certificate executed by authorised representatives of the Borrower;

       16.2.2 within fifty days after the end of each fiscal quarter of the Borrower, unaudited non-consolidated interim financial statements and consolidated financial statements for the Borrower for such fiscal quarter, in each case together with a report and confirmation signed by authorized representatives of the relevant Borrower confirming that the Financial Covenants have been complied with in the relevant fiscal quarter; such reports shall also contain a comparison of the Borrower's actual performance against projected performance pursuant to the projected financial statements to be provided to the Banks in accordance with the terms hereof, a comparison with the corresponding fiscal quarter in the previous fiscal year, and within ten days after the end of each calendar quarter, a list of orders in hand and orders received, and a list of assets and receivables subject to the Security Documents referred to in Sec. 10.1.1;

       16.2.3 not later than thirty days prior to the beginning of each fiscal year of the Borrower, projected annual financial statements (including a balance sheet, profit and loss statement, cash flow statement and projections for capital expenditures) and an updated business plan for the next following three years.

      16.2.4 within 120 days after the end of each fiscal year of the Borrower, written confirmation signed by authorized representatives of the Borrower that none of the events or circumstances referred to in Sec. 18 has occurred, that the representations and warranties set out in Sec. 15 or in the Security Documents are accurate and that the Borrower and its Subsidiaries have complied with the covenants set out in Sec. 17, subject to any notification to the contrary made by the Borrower pursuant to the terms hereof.

16.3 The Borrower will notify the Agent without delay if any governmental or other public-law permits, licenses or approvals which are necessary for the unrestricted conduct of the Borrower's business cannot be complied with.

16.4 The Borrower will inform the Agent in writing as soon as possible and in any event no later than within five Banking Days after becoming aware thereof if any of the events or circumstances referred to in Sec. 18 occurs or if any circumstances occur or are expected to occur which might result in the inaccuracy of any of the representations and warranties set out in Sec. 15 or in the Security Documents, or in the non-compliance with the covenants set out in this Sec. 17. In any such notification, the Borrower shall specify in detail which steps have been or will be taken in relation to the relevant circumstances.

16.5 During the term of this Credit Agreement, the Borrower shall take any action which may or will result in any change to circumstances relevant for the information referred to in Sec. 8.1.1 and Sec. 8.2.3 only after having notified the Agent thereof;

16.6 The Borrower will inform the Banks in reasonable detail and by way of providing the Agent with relevant documents about all circumstances which are of material importance to their business, and about any matters affecting the financial and economic situation of the Borrower or its Subsidiaries more than immaterially, if and to the extent this is reasonably required by the Banks.

17.   Covenants
---------------

The Borrower undertakes towards the Banks as follows:

17.1 The Borrower shall apply the proceeds of the Facility solely for the purposes set out in Sec. 3.1 and in accordance with Sec. 8.1.3;

17.2 The Borrower shall comply with all requirements of governmental authorities and all other relevant environmental or other legal requirements, and to take all action that is necessary or desirable for maintaining their business and for the continued validity and enforceability of the Financing Documents.

17.3 The Borrower shall ensure maintenance of any of its equipment and other fixed assets in accordance with the principles of diligent business and opera-tions management, and shall ensure that it and its Subsidiaries have sole and unrestricted title to all landing gear shipsets and related equipment which are recorded on their respective balance sheets.

17.4 The Borrower shall procure that the Financial Covenants, to be measured by reference to the quarterly financial statements referred to in Sec. 16.2.2 and the audited financial statements referred to in Sec. 16.2.1, are complied with at all times.

17.5 The Borrower undertakes that, until discharge in full of all obligations owing by the Borrower to the Banks under and in connection with this Credit Agreement, it will not without the consent of the Banks

      17.5.1 enter into any agreements or take any action which would conflict with the obligations of the Borrower or Hawker UK under the Financing Documents;

      17.5.2 grant security in favour of third parties for its own indebtedness or the indebtedness of any third party, with the exception of customary retention of title agreements in favour of suppliers and liens and security interests arising by operation of law other than as a result of a default or breach of contract by the Borrower or by a Subsidiary of the Borrower;

      17.5.3 incur indebtedness for borrowed money or other liabilities arising out of borrowings, contracts of guarantee or as surety or other assumptions of liability for the indebtedness of any third party, to the extent the aggregate amount of such indebtedness and contingent or actual liability is in excess of USD 100,000, or incur obligations under leasing agreements (other than in respect of exchange assets) providing for aggregate leasing payments of more than USD 250,000 in any calendar year;

      17.5.4 make any loans or otherwise provide funds to a third party which are meant to be ultimately repaid, except in respect of assets held in bank accounts which are pledged to the Banks or funds made available to employees in accordance with customary employee loans;

      17.5.5 sell and/or transfer any assets to a third party pursuant to factoring or similar agreements made with third parties, or otherwise other than (i) in the ordinary course of business (including the sale and transfer of obsolete assets or assets which are no longer used or useful for the business of the Borrower, except howeverexchange assets), (ii) for the purpose of replacing such assets by replacement assets in the ordinary course of business or meeting new customer requirements, provided however that exchange assets may be sold and transferred unless such sale and transfer would cause a violation of Sec. 17.6;

      17.5.6 change, or permit to be changed, the accounting principles applicable to the Borrower or any of its Subsidiaries without having made a writ-ten agreement with the Banks prior thereto regarding the requisite amendments to the Financial Covenants;

       17.5.7 acquire any direct or indirect interest in other companies and businesses, or establish subsidiaries or operative branches in other locations;

       17.5.8 make, or allow to be made, any material changes in the business or product lines of the Borrower or any of the Borrower's Subsidiaries.

17.6 The Borrower shall ensure that, on a consolidated basis, as per December 31 of each year the aggregate net purchase prices paid in respect of exchange assets during the preceding one-year period exceed the aggregate sales prices in respect of such exchange assets during that same period (the "Excess") by an amount equivalent to at least one third of the amount of depreciation of all exchange assets during such period, provided however that the Excess may in any given year be lower than required pursuant to this rule if as per December 31 of any given year the average Excess for the entire period since December 31, 2000 does not fall below an amount corresponding to one third of the depreciation of all exchange assets over the entire period.

18.    Termination
------------------

18.1 The Banks shall be entitled to terminate the Facility, in whole or in part, if there is good cause (wichtiger Grund) for such termination, and to require the immediate payment to the Banks of all amounts due by the Borrower under and in connection with the Financing Documents, including in particular accrued interest and any other fees and amounts payable by the Borrower pursuant to the terms hereof, to require compensation for any loss sustained by the Banks between the time of termination and the expiration of the relevant Interest Period, and to enforce the Banks' interest in the security granted in accordance with the terms hereof.

18.2 There shall be good cause for a termination within the meaning of Sec. 18.1, in particular, if

       18.2.1 the Borrower is in default in any payment of principal, interest or any other payments to be made pursuant to the terms of this Credit Agreement;

       18.2.2 the Borrower or any of its Subsidiaries is in default in any payment obligations for borrowed money or under finance leases towards a third party in a total amount of more than USD 50,000 or equivalent, or is in default in any other payment obligations towards a third party (except where such obligations towards trade creditors have been contested in good faith), in an aggregate amount of more than USD 250,000 or equivalent, or Hawker UK is in default with its payment obligations towards any of the Banks;

     18.2.3 the financial position of the Borrower or any of its Subsidiaries deteriorates materially, or the Borrower or any of its Subsidiaries becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, or voluntarily commences any proceeding or files any petition under any bankruptcy, insolvency or similar law or seeking dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for it or a substantial portion of its property, assets or business, or to effect a plan or other arrangement with its creditors, or files any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, or is adjudicated bankrupt, or makes a general assignment for the benefit of creditors, or consents to, or acquiesces in the appointment of, a receiver, trustee, custodian or liquidator for a substantial portion of its property, assets or business;


     18.2.4 any action of the Borrower requiring prior information of the Banks or prior consent of the Banks is undertaken without such prior information or such prior consent having been obtained by the Borrower;

     18.2.5 any of the Security Documents is not executed or constituted in accordance with the terms agreed with the Banks, or is or becomes invalid, in whole or in part, or the security provided pursuant to the terms of the Financing Documents is no longer fully available to the Banks, or security is not provided without reasonable delay (unverzuglich) after a request by the Banks to be provided with such security pursuant to Sec. 10.2;

     18.2.6 Advances are not used in accordance with the provisions of Sec. 3.1 and Sec. 8.1.3;


     18.2.7  the Financial Covenants are not complied with;

     18.2.8 any assets or revenues of the Borrower or any of its Subsidiaries are subject to seizure, attachment or similar process of compulsory enforcement or execution, unless such enforcement or execution does not in any way affect the Borrower's ability to comply with its payment obligations or other material obligations hereunder;

     18.2.9 any governmental authority or court takes an action which has a material adverse effect on the financial or business situation of the Borrower, or its ability to discharge any of its obligations under the Financing Documents;

     18.2.10 the Borrower sells or otherwise disposes of all or a substantial part of its assets, or ceases to conduct all or a substantial part of its business as now conducted, or merges, or consolidates with any other company unless the entity surviving such merger or consolidation is a Borrower;

     18.2.11 any of the covenants pursuant to Sec. 17 is breached, any of the representations and warranties pursuant to Sec. 15 or contained in the Security Documents is inaccurate, or any other obligation of the Borrower or any other party under the Financing Documents is breached, and such breach or inaccuracy is due to circumstances which affect the Banks' position adversely and more than immaterially;

     18.2.12 any of the reporting and information requirements pursuant to Sec. 16 is not satisfied, or any of the other obligations of the Borrower under this Credit Agreement is breached, and such breach is not remedied within fifteen Banking Days after the date of a written reminder in respect thereof sent to the Borrower by the Agent;

     18.2.13 the interest rates agreed in this Credit Agreement become unlawful or unenforceable in any jurisdiction in which the Borrower has its registered office or principal place of business.

19.  Expenses
-------------

The Borrower shall bear all reasonable expenses, fees and other costs incurred by the Banks, the Agent, the Mandated Arranger, the Co-Arranger and the Security Agent in connection with the preparation, amendment and implementation of this Credit Agreement, the Security Documents and the other agreements and documents referred to herein, and in connection with the granting and/or realization of security, including the reasonable fees, costs and expenses of external legal, auditing and other professional advisors.


20.  Assignments
----------------

20.1 The Borrower shall not be entitled to assign or transfer its rights and obligations under this Credit Agreement, in whole or in part, to any third party without the prior written consent of the Banks.

20.2 The Banks shall be entitled to assign and transfer their rights and obligations under this Credit Agreement, in whole or in part, to other financial institutions or, after any termination pursuant to Sec. 18, to any third party, provided that during the term of this Credit Agreement the relevant assignees simultaneously enter into appropriate security trust agreements and an agency agreement with the Banks.

21.   Fees
----------

21.1 The Borrower shall pay to the Banks, having committed funds under the Facility a commitment fee in an amount of 1.00 per cent per annum which shall be calculated on the undrawn amounts of the Banks' respective commitments from the date of this Credit Agreement to the last day of availability hereunder pursuant to Sec. 7.1.3, and which shall be due and payable on the last Banking Day of each calendar quarter.

21.2 The Borrower and the Arranger have entered into a separate agreement relating to other fees and costs payable by the Borrower in connection with this Credit Agreement.

22.   Notices
-------------

All correspondence and notifications under or in connection with this Credit Agreement shall be delivered in person either in written form at the following addresses (or such other address notified in writing by the recipient to the other party), or by registered letter, courier or telefax:

To the Mandated Arranger/
Agent/Security Agent:              Landesbank Hessen-Thuringen Girozentrale
                                   Attn: Martin Rohmann,
                                   Corporate Finance
                                   Main Tower
                                   Neue Mainzer Str. 52-58
                                   60311 Frankfurt am Main
                                   Tel.: [49]-0-69-91324202
                                   Fax:  [49]-0-69-91324350

To the Co-Arranger:                Kreditanstalt fur Wiederaufbau
                                   Attn: Head of Export and Project Aerospace
                                   Palmengartenstrasse 5-9
                                   60325 Frankfurt am Main
                                   Tel.: [49]-0-69-7431-0
                                   Fax:  [49]-0-69-7431-2944

To the Borrower.:                  Hawker Pacific Aerospace
                                   Attn: Phil Panzera
                                   11240 Sherman Way, Sun Valley, Ca 91352-4942
                                   USA
                                   Tel.: [1]-818 765 6201
                                   Fax:  [1]-818 765 8587

23.   Miscellaneous Provisions
------------------------------


23.1 The failure by any of the Banks to exercise any of their rights hereunder, in whole or in part, in particular any failure to exercise their right to terminate this Credit Agreement, shall not constitute a waiver by the Banks of such right unless the Borrower has received written confirmation from the Banks that they have waived such rights. All rights pursuant to this Credit Agreement shall have effect individually and without prejudice to any other statutory or contractual rights at law or under contract in favour of the Banks.

23.2 All amendments and supplements to this Credit Agreement, and all declarations of consent made in accordance with this Credit Agreement, must be in writing. This requirement shall also apply to any amendment, release, or waiver of the requirement for such written form. In the case of declarations of consent or any other declarations to be made in connection with this Credit Agreement and the agreements referred to herein to which the Banks are parties, the Agent shall be deemed to be authorized to make such declarations towards the Borrower.

23.3 The invalidity or unenforceability of one or more provisions of this Credit Agreement shall not affect the remaining provisions of this Credit Agreement. Any invalid or unenforceable provision shall be substituted by a provision which approximates most closely the economic purpose of the void or unenforceable provision. The same shall apply accordingly in case of any omissions.

23.4 The Agent shall be authorized, and be exempted from the restrictions imposed by Sec. 181 Civil Code (BGB) in this respect, to represent the other Banks in connection with this Credit Agreement, and to make or receive all declarations and undertake all actions in the name also of the other Banks which it deems necessary in this context.


24.   Governing Law, Jurisdiction
---------------------------------

24.1 This Credit Agreement shall be governed by the laws of the Federal Republic of Germany.

24.2 The courts of Frankfurt am Main shall have exclusive jurisdiction in respect of the resolution of all disputes under or in connection with this Credit Agreement. The Banks shall be entitled, however, to also bring legal action against the Borrower before all other courts of competent jurisdiction. The Borrower hereby irrevocably designates, appoints and authorizes Lufthansa Technik AG, attn.: HAM TV/J, Weg beim Jager 193, 22235 Hamburg to receive for it and on its behalf service of process issued out of the German courts.


25.   Agency Agreement
----------------------

The Banks will enter into an Agency Agreement in the form set out in Schedule
                                                                     --------
14.
--



Sun Valley, CA, October 30, 2000             Frankfurt am Main,
----------------------------------           -----------------------------------
Place, date                                   Place, date


/s/ Philip M. Panzera                        /s/ Martin Rohmann
----------------------------------           -----------------------------------
Hawker Pacific Aerospace, Inc.                Landesbank Hessen-Thuringen
                                              Girozentrale


                                             Frankfurt am Main,
                                             -----------------------------------
                                              Place, date



                                              /s/ Christian Bevc
                                             -----------------------------------
                                              Kreditanstalt fur Wiederaufbau

Sun Valley, CA, October 30, 2000             Frankfurt am Main, October 30,2000
-----------------------------------          -----------------------------------
Place, date                                   Place, date


/s/ David L. Lokken                           /s/ Frank Dohl
-----------------------------------          -----------------------------------
Hawker Pacific Aerospace, Inc.                Landesbank Hessen-Thuringen
                                              Girozentrale


                                             Frankfurt am Main, October 30,2000
                                             -----------------------------------
                                              Place, date


                                              /s/ Wolfgang Behler
                                             -----------------------------------
                                              Kreditanstalt fur Wiederaufbau

Credit Agreement dated October 30, 2000
Schedule 1
----------


                             COMMITMENTS OF BANKS

Credit Agreement dated October 30, 2000
Schedule 1
----------

                             COMMITMENTS OF BANKS

          -------------------------------------------------------------------
          Banks                                       Facility
          -------------------------------------------------------------------
          Landesbank Hessen-Thuringen Girozentrale    USD 22,500,000
          -------------------------------------------------------------------
          Kreditanstalt fur Wiederaufbau              USD 22,500,000
          -------------------------------------------------------------------

Credit Agreement dated October 30, 2000
Schedule 2
----------


                                DRAWDOWN NOTICE
                                ---------------

Credit Agreement dated October 30, 2000
Schedule 2
----------


                            FORM OF DRAWDOWN NOTICE
                            -----------------------


FROM:          Hawker Pacific Aerospace, Sun Valley, California

TO: Landesbank Hessen-Thuringen Girozentrale, Frankfurt am Main as Agent for the financial institutions identified herein


Credit Agreement dated [...] (the "Credit Agreement") between (1) Hawker Pacific Aerospace, Inc. Sun Valley, California, (2) Landesbank Hessen-Thuringen Girozentrale, Frankfurt am Main and (3) Kreditanstalt fur Wiederaufbau, Frankfurt am Main.


We refer to the Credit Agreement and hereby give you notice that we wish to make the following drawing:

          Amount: USD 45,000,000
          Drawdown Date: [...]

We hereby request you to make the above amount available by way of transfer to the following account:

          Account Holder:
          Account no.:
          Account Bank:

We confirm that as of the date hereof:

(i) each condition specified in Sec. 8 (Conditions for Drawdown) of the Credit Agreement is satisfied;

(ii) the representations and warranties given by us pursuant to Sec. 15 (Representations and Warranties) of the Credit Agreement are true and accurate in all material respects at the date of this notice and will be true and accurate in all material respects as at the Drawdown Date; and

(iii) none of the events referred to in Sec. 18 (Termination) of the Credit Agreement has occurred and is continuing.


Date:

For and on behalf of

Hawker Pacific Aerospace Inc., Sun Valley, California

Credit Agreement dated October 30, 2000
Schedule 3
----------

                              REPAYMENT SCHEDULE

Credit Agreement dated October 30, 2000
Schedule 3
----------

                              REPAYMENT SCHEDULE



                           Hawker Pacific Aerospace
                              Term Loan Repayment
                                  (USD 000's)

---------------------------------------------------------      ---------------------------------------
     Repayment           Repayment            Principal                                    Principal
       Date               Amount               Balance                   Period            Repayment
---------------------------------------------------------      ---------------------------------------
     31-Dec-00                                    45,000            Year 1                          0
     31-Mar-01                                    45,000            Year 2                      1,500
     30-Jun-01                                    45,000            Year 3                      2,750
     30-Sep-01                                    45,000            Year 4                      3,000
     31-Dec-01                                    45,000            Year 5                      2,750
     31-Mar-02                                    45,000           + Balloon                   35,000
                                                               ---------------------------------------
     30-Jun-02                      500           44,500                                       45,000
                                                               ---------------------------------------
     30-Sep-02                      500           44,000
     31-Dec-02                      500           43,500
     31-Mar-03                      500           43,000
     30-Jun-03                      750           42,250
     30-Sep-03                      750           41,500
     31-Dec-03                      750           40,750
     31-Mar-04                      750           40,000
     30-Jun-04                      750           39,250
     30-Sep-04                      750           38,500
     31-Dec-04                      750           37,750
     31-Mar-05                      750           37,000
     30-Jun-05                    1,000           36,000
     30-Sep-05                    1,000           35,000
     31-Oct-05                   35,000                0
---------------------------------------------------------

Credit Agreement dated October 30, 2000
Schedule 4
----------

                                    [BLANK]

Credit Agreement dated October 30, 2000
Schedule 5
----------

                           LIEN HAWKER CORP. ASSETS
                           ------------------------

                              SECURITY AGREEMENT
                              ------------------

     THIS security AGREEMENT ("Agreement") is made and entered into as of the 30th day of October, 2000, by and between Hawker Pacific Aerospace, a California corporation, and Hawker Pacific Aerospace, Ltd., a United Kingdom corporation (collectively, the "Borrower"), and Landesbank Hessen-Thuringen Girozentrale, a bank organized and existing under the banking laws of Germany, and Kreditanstalt fur Wiederaufbau, a public institution organized and existing under the laws of Germany (collectively, the "Lender").

                                R E C I T A L S

     A. On October 30, 2000, for valuable consideration, Borrower entered into a Credit Agreement and a Facility Agreement (together or separately as the context may require, the "Facility") with Lender, which evidences, inter alia, an obligation of Borrower to Lender.

     B. As security for the payment and performance of all debts, liabilities, obligations, covenants, and duties owing to Lender by Borrower and all claims of the Lender against the Borrower, however evidenced, under the Facility, as the same may be amended, supplemented, modified, renewed, or extended from time to time, Borrower desires to grant to Lender a security interest in all of Borrower's assets.

     NOW, THEREFORE, in consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Borrower agree as follows:

     1.  DEFINITIONS.  In addition to any terms defined elsewhere in this
         ------------
Agreement, the following terms have the following meanings ascribed to them for purposes of this Agreement:

         "Account" means all "accounts" (as defined in the UCC) now owned or hereafter created or acquired by Borrower including, without limitation, all of the following now owned or hereafter created or acquired by Borrower: (a) accounts receivable, contract rights, book debts, notes, drafts, and other obligations or indebtedness owing to Borrower arising from the sale, lease, or exchange of goods or other property and/or the performance of services; (b) Borrower's rights in, to and under all purchase orders for goods, services, or other property; (c) Borrower's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation, and rights to stoppage in transit); (d) moneys due to or to become due to Borrower under all contracts for the sale, lease, or exchange of goods or other property and/or the performance of Borrower); and (e) Proceeds of all of the foregoing, and all collateral security and guarantees of any kind given by any person with respect to any of the foregoing.

         "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.

         "Agreement" means this Security Agreement, as amended from time to time.

         "Assigned Agreements" means all significant agreements of Borrower.

         "Borrower" means Hawker Pacific Aerospace, a California corporation, and Hawker Pacific Aerospace, Ltd., a United Kingdom corporation, jointly and severally.

         "Business" means all business activities engaged in by Borrower.

          "Chattel Paper" means any writing which evidences both a monetary obligation and a security interest in or a lease of specific goods.

          "Collateral" means all of the following: (a) all of Borrower's Inventory, Equipment and Fixtures now owned or hereafter acquired; (b) all of Borrower's Documents of Title now owned or hereafter acquired; (c) all of Borrower's Accounts now existing or hereafter arising; (d) all of Borrower's Contract Rights now existing or hereafter arising; (e) all of Borrower's General Intangibles, Chattel Paper, and Instruments, now existing or hereafter acquired or arising; (f) all suretyships and guarantees of Borrower's existing and future Accounts, Contract Rights, and General Intangibles, and all security for the payment or satisfaction of such suretyships and guarantees; (g) the goods or the services the sale or lease or performance of which gave rise to any Account, Contract Right or General Intangible of Borrower including any returned goods;
(h) any balance or share belonging to Borrower of any deposit, agency, or other account with any bank and any other amounts which may be owing from time to time by any bank to Borrower; (i) all property of any nature whatsoever of Borrower now or hereafter in the possession of or assigned or hypothecated to the Lender for any purpose; and (j) all Products and Proceeds of all of the foregoing, including all Proceeds of other Proceeds.

          "Contract Right" means any right to payment under a contract (including but not limited to contracts for the sale or leasing of goods or for the rendering of services) not yet earned by performance and not evidenced by an Instrument or Chattel Paper.

          "Contingent Obligation," as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person: (a) with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (b) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of any drawing thereunder; or (c) under any foreign exchange contract, currency swap agreement, interest rate swap or cap agreement or other similar agreement or arrangement designed to protect that Person against fluctuations in currency values or interest rates. Contingent Obligations will include, without limitation, (1) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such person of the obligation of another, (2) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (3) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation will be equal to the amount of the obligation so guaranteed or otherwise supported or, if a fixed and determined amount, the maximum amount so guaranteed.

          "Copyright" means all of the following: (a) all copyrights, rights, and interests in copyrights, copyright registrations, and copyright applications now owned or hereafter created or acquired by Borrower; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

          "Copyright License" means any written agreement now or hereafter in existence granting to Borrower any right to use any Copyright.

          "Document of Title" has the meaning ascribed to it in the UCC.

          "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by Borrower including, without limitation, all machinery, computers, computer equipment, motor vehicles, trucks, trailers, vessels, aircraft, and rolling stock, and all parts thereof and all additions and accessions thereto and replacements therefor.

          "Event of Default" has the meaning set forth in section 5 of this Agreement.

          "Financing Statement" means the form of financing statement that will be necessary to perfect, upon filing, a security interest in the Collateral in each jurisdiction in which such Collateral is located or in which a filing is required under the UCC to perfect such security interest.

          "Fixtures" means all of the following now owned or here after acquired by Borrower: plant fixtures; business fixtures; other fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by Borrower including, without limitation, all right, title, and interest of Borrower in and to: (a) the Assigned Agreements and all other agreements, leases, licenses, and contracts to which Borrower is or may become a party; (b) all obligations or indebtedness owing to Borrower (other than accounts) from whatever source arising; (c) all tax refunds; (d) all Intellectual Property; and (e) all trade secrets, know how and common law intellectual property rights including, without limitation, rights in computer software developed by or for Borrower and other confidential information relating to the business of the Borrower, including by way of illustration and not limitation: the names and addresses of, and credit and other business information concerning, Borrower's past, present, or future customers; the prices that Borrower obtains for its services or at which it sells merchandise; estimating and costs procedures; profit margins; policies and procedures pertaining to the sale and design of equipment, components, devices, and services furnished by Borrower; information concerning suppliers of Borrower and information concerning the manner of operation, business plans, pledges, projections, and all other information of any kind or character, whether or not reduced to writing, with respect to the conduct by Borrower of its business not generally known by the public.

          "Governmental Approvals" means any consent, right, exemption, concession, permit, license, authorization, certificate, order, franchise, determination, or approval of any federal, state, provincial, municipal, or governmental department, commission, board, bureau, agency, or instrumentality required for the ownership of properties by or activities of Borrower.

          "Governmental Authority" means any nation or government, any state, province or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Governmental Requirements" means all legal requirements in effect from time to time including all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, certificates, orders, franchises, determinations, approvals, consents, notices, demand letters, directions, and requirements of all governments, departments, commissions, boards, courts, authorities, agencies, officials, and officers, foreseen or unforeseen, ordinary or extraordinary, including but not limited to any change in any law or regulation, or the interpretation thereof, by any foreign or domestic governmental or other authority (whether or not having the force of law), relating now or at any time heretofore or hereafter to the business or operations of Borrower or to any of the property owned, leased, or used by Borrower, including, without limitation, the development, design, construction, acquisition, start-up, ownership, and operation and maintenance of property.

          "Incipient Default" means an event which, upon the lapse of time or the giving of notice, or both, would constitute an Event of Default.

          "Indebtedness" of any Person means all liabilities, obligations and reserves, contingent or otherwise, of such Person.

          "Instrument" means a negotiable instrument or a security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease, and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.

          "Intellectual Property" means all of the following: Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, and Trademark Licenses.

          "Inventory" means all "goods" (as defined in the UCC) now owned or hereafter acquired and held by Borrower for sale or lease or to be furnished under contracts of service, tangible personal property which Borrower has so leased or furnished including, without limitation, tangible personal property, raw materials, work in process, and materials used, produced or consumed in Borrower's business, and will include tangible personal property held by others for sale on consignment from Borrower, tangible personal property sold by Borrower on a sale or return basis, tangible personal property returned to Borrower by the purchaser following a sale thereof by Borrower, and tangible personal property represented by Documents of Title. All equipment, accessories, and parts at any time attached or added to items of Inventory or used in connection therewith will be deemed to be part of the Inventory.

          "Lender" means Landesbank Hessen-Thuringen Girozentrale, a bank organized and existing under the banking laws of Germany, and Kreditanstalt fur Wiederaufbau, a public institution organized and existing under the banking laws of Germany, jointly and severally, and their respective successors and assigns.

          "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

          "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations or financial condition of Borrower, (b) the ability of Borrower to pay the Obligations in accordance with their terms, or (c) the perfection or priority of Lender's first lien on and security interest in the Collateral (as defined in this Agreement) or the value of such Collateral.

          "Obligations" means all debts, liabilities, obligations, covenants, and duties owing to Lender by Borrower, however evidenced, under the Facility, this Agreement, or otherwise, as the same may be amended, supplemented, modified, renewed, or extended from time to time.

          "Patent License" means any written agreement now or hereafter in existence granting to Borrower any right to use any invention on which a subsisting Patent exists.

          "Patents" means all of the following: (a) all patents and patent applications now owned or hereafter created or acquired by Borrower and the inventions and improvements described and claimed therein, and all patentable inventions; (b) the reissues, divisions, continuations, renewals, extensions, and continuations-in-part of any of the foregoing; (c) all income, royalties, damages, or payments now and hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing including, without limitation, damages or payments for past or future infringements of any of the foregoing;
(d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

          "Person" means any individual, corporation, partnership, trust, association or other entity or organization, including any government, political subdivision, agency or instrumentality thereof.

          "Proceeds" means all proceeds of, and all other profits, rentals, or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing, or other disposition of, or realization upon, any Collateral including, without limitation, all claims of Borrower against third parties for loss of, damage to, or destruction of, or for proceeds payable for loss of, damage to, or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

          "Trademark" means all of the following now owned or hereafter created or acquired by Borrower: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, and in any other country or any political subdivision thereof; (b) all reissues, extensions, or renewals thereof; (c) all income, payable under any of the foregoing or with respect to any of the foregoing, including damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with or symbolized by any of the foregoing.

          "Trademark License" means any written agreement now or hereafter in existence granting to Borrower any right to use any Trademark.

          "UCC" means the California Uniform Commercial Code, as amended from time to time, and any successor statute; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code, or other applicable statute, law, or provision relating to the perfection or the effect of perfection or non-perfection of any such security interest, as in effect on or after the date hereof in any other jurisdiction, then "UCC" will mean the Uniform Commercial Code or such other statute, law, or provision as in effect in such other jurisdiction for purposes of the provision hereof relating to such perfection or the effect of perfection or non-perfection.

          Any accounting term not defined in this Agreement will have the meaning given to it under GAAP.

     2.   SECURITY INTEREST.
          ------------------

          2.1  Grant of Security Interest.  Borrower hereby grants to Lender a
               ---------------------------
continuing security interest in and to all right, title, and interest of Borrower in the Collateral, whether now owned or existing or hereafter acquired or arising, regardless of where located, to secure payment and performance of the Obligations. Notwithstanding any other provision of this Agreement: (a) Borrower will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; and (b) Lender will not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor will Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. The security interest granted hereby secures the payment and performance of the indebtedness of every nature of Borrower to Lender now or hereafter existing and however evidenced, under the Facility, this Agreement or otherwise, and all renewals, extensions, restructurings, and refinancings of the same.

          2.2  Affirmative Covenants of Borrower. Borrower will: (a) do all acts
               ----------------------------------
that may be necessary to maintain, preserve, and protect the Collateral; (b) pay promptly when due all taxes, assessments, charges, encumbrances, and liens now or hereafter imposed upon or affecting the Collateral; (c) procure, execute, and deliver from time to time any endorsements, assignments, financing statements, and other writings necessary or appropriate to perfect, maintain, and protect Lender's security interest hereunder and the priority thereof, and to deliver promptly to Lender all records of (1) Collateral or (2) insurance proceeds; (d) appear in and defend any action or proceeding which may affect its title to or Lender's interest in the Collateral; (e) keep separate, accurate, and complete records of the Collateral and provide Lender with such books, records, and such other reports and information relating to the Collateral as Lender may reasonably request from time to time; (f) when an Event of Default under this Agreement has occurred and after demand, account fully for and immediately deliver to Lender in the form received, all Collateral and all Proceeds, endorsed to Lender as appropriate, and unless so delivered all Collateral and all such Proceeds will be held by Borrower in trust for Lender, separate from all other property of Borrower and identified as the property of Lender; (g) keep the Collateral in good condition and repair; (h) at any reasonable time, upon demand by Lender, exhibit to and allow inspection by Lender (or persons designated by Lender) of all Collateral embodying Intellectual Property rights, so long as (1) a representative of Borrower accompanies Lender or Lender's designee on such inspection and (2) Lender or Lender's designee makes no copies of any such Collateral; (i) at any reasonable time, upon demand by Lender, exhibit to and allow inspection by Lender (or persons designated by Lender) of all Collateral not embodying Intellectual Property; (j) keep the Collateral (and books and records concerning the Collateral) at Borrower's principal place of business and not remove the Collateral from such location without (1) the prior written consent of Lender or (2) creating a similar security interest at the new location of the Collateral; (k) give thirty (30) days' prior written notice of any change in Borrower's chief place of business or trade name(s) or style(s) set forth therein; (l) comply with all laws, regulations, and ordinances relating to the possession, operation, maintenance, and control of the Collateral; (m) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable, or as Lender may reasonably request, in order to perfect and preserve the security interest granted or intended to be granted hereby under the laws of any applicable jurisdiction; and (n) upon Lender's request, appear in and defend any action or proceeding that may affect Borrower's title to or Lender's security interest in the Collateral.

          2.3  Negative Covenants of Borrower. Borrower will not, without the
               -------------------------------
prior written consent of Lender: (a) use or permit the Collateral to be used unlawfully or in violation of any provision of this Agreement, or any applicable statute, regulation, or ordinance or any policy of insurance covering the Collateral; (b) cause any waste or unusual or unreasonable depreciation of the Collateral; or (c) after default under this Agreement and upon demand, modify, waive or release any provisions of any Account, Contract Right, item of Chattel Paper, Instrument or other right to the payment of money constituting Collateral.

          2.4  Insurance. Upon execution of this Agreement, Borrower will insure
               ----------
the Collateral, with Lender named as a loss payee, in reasonable form and amounts, with companies reasonably acceptable to Lender, and against normal risks and liabilities. Borrower will deliver copies of such policies to Lender at Lender's request. In the event of loss of insured Collateral, Lender may make any claim thereunder, and until the Collateral is promptly replaced by Borrower from the segregated proceeds of the insurance, Lender may collect and receive payment of and endorse any instrument in payment of loss, and apply such amounts received, at Lender's election, to replacement of Collateral or to the Obligations. Lender will not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits. Borrower hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

          2.5  Perfection.  Borrower represents and warrants to Lender that this
               -----------
Agreement creates a valid, perfected, and first priority lien against and security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such interest have been duly taken. Borrower further represents and warrants to Lender that neither the Collateral nor any portion thereof is subject to (or will be subject to) any lien, encumbrance, or security interest in favor of any third party other than Lender. Borrower covenants and agrees that until all of the Obligations are irrevocably paid in full, Borrower will not, except as permitted under the Credit Agreement, borrow any monies, or purchase any goods, or obtain any services from (and Borrower covenants and agrees that none of Borrower's affiliates will borrow any monies, or purchase any goods, or obtain any services from) anyone that will increase the outstanding Indebtedness owing to anyone by Borrower (or any of Borrower's affiliates), the repayment of which is secured by a lien on or security interest in any of the Collateral that is senior in priority to the lien on and security interest in the Collateral that Borrower has granted to Lender in this Agreement. Borrower further represents and warrants to Lender that it will not open, establish, or maintain a deposit account (as that term is defined in the UCC) without (a) providing at least five
(5) days' prior written notice to Lender of its intention to open such deposit account (including the name and address of the branch of the financial institution and the name of the account officer or branch manager); and (2) thereafter, simultaneously delivering to the financial institution where such deposit account is being opened or established or maintained a written notice, duly executed by Borrower's duly authorized officer, and in a form reasonably satisfactory to Lender and its attorneys, informing such financial institution of Lender's first lien and security interest in such deposit account(s); and (2) simultaneously taking such other actions as are necessary to perfect Lender's first lien against and security interest in such deposit account(s). Borrower further represents and warrants to Lender that it has provided to Lender a complete and accurate written list of all of the deposit accounts that it maintains as of the date of this Agreement, including the name and address of each financial institution where it maintains each of its deposit accounts; the name of the relevant account officer or branch manager; and the account number of each of its deposit accounts.

          2.6  Expenses. Lender may incur expenses in connection with the
               ---------
retaking, holding or preparing for sale of the Collateral including, with limitation, reasonable attorneys' fees, appraisal fees, auction fees and advertising costs, and in connection with protecting or enforcing its rights under this Agreement, including but not limited to reasonable attorneys' fees and actual out-of-pocket costs, which expenses Borrower will pay and are Obligations secured hereby.

          2.7  Waivers.  Borrower waives every right it may have to require
               --------
Lender to proceed against any person or to exhaust any Collateral or to pursue any remedy available to Lender. Borrower waives every defense it may have arising from Lender's failure to perfect or maintain a perfected security interest in the Collateral.

          2.8  Termination of Security Interests; Release of Collateral. Upon
               ---------------------------------------------------------
payment in full of all Obligations, the security interest created hereby will terminate. Upon such termination of the security interest or release of any Collateral, Lender will execute and deliver to Borrower such documents as Borrower reasonably requests to evidence the termination of the security interest or the release of such Collateral.

          2.9  Cumulative Rights.  All rights and remedies of Lender under this
               ------------------
Agreement are in addition to all rights and remedies given to Lender contained in any other agreement, instrument or document or available to Lender at law or in equity. All such rights and remedies are cumulative and not exclusive and may be exercised successively or concurrently. No exercise of any right or remedy will be deemed an election of remedies and preclude exercise of any other right or remedy.

     3.   COVENANTS.  Borrower covenants and agrees that it will comply with the
          ----------
following provisions so long as the Obligations are outstanding:

          3.1  Accounting Records.  Borrower will maintain adequate books and
               -------------------
accounts in accordance with GAAP consistently applied. Borrower will deliver to Lender any financial information regarding the Business or the finances of Borrower as Lender may reasonably request.

          3.2  Corporate Existence.  Borrower will preserve and maintain its
               --------------------
existence as a corporation in good standing in the jurisdiction of its formation and all of its licenses, privileges, and franchises and other rights necessary or desirable in the ordinary course of its business, except to the extent that the failure to do so would not have a Material Adverse Effect.

          3.3  Qualification to Do Business.  Borrower is qualified to do
               -----------------------------
business and is and will remain in good standing in each jurisdiction in which the nature of its business requires it to be so qualified, except to the extent that the failure to be so qualified and in good standing would not have a Material Adverse Effect.

          3.4  Compliance with Laws.  Borrower will observe and comply in all
               ---------------------
material respects with all laws, ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Authorities, which now or at any time may be applicable to Borrower, a violation of which could be reasonably expected to have a Material Adverse Effect.

          3.5  Taxes and Other Liabilities. Borrower will pay and discharge
               ----------------------------
prior to the date on which penalties attach thereto all taxes, assessments and governmental charges, license fees and levies upon or with respect to Borrower, and upon the income, profits and property of Borrower, unless and to the extent that such taxes, assessments, charges, license fees and levies are being contested in good faith and by appropriate proceedings diligently conducted by Borrower, and provided that such reserve or other appropriate provisions as are required in accordance with GAAP will have been made therefor.

          3.6  Insurance.  Borrower will maintain insurance with insurance
               ----------
carriers which Borrower reasonably believes are financially sound on such property, against such risks, and in such amounts as is customarily maintained by similar businesses, and file with Lender within five (5) days after Lender's written request therefor a detailed list of such insurance then in effect, stating the names of the carriers, the policy numbers, the insureds thereunder, the amounts of insurance, the dates of expiration thereof, and the property and risks covered thereby.

          3.7  Maintenance of Collateral.  Borrower will (a) maintain, keep and
               --------------------------
preserve all of the Collateral in good repair, working order and condition and from time to time make all necessary and proper repairs, renewals, replacements, and improvements thereto, and (b) maintain, preserve and protect all franchises, licenses, copyrights, patents and trademarks material to its Business, so that the Business carried on in connection therewith may be properly and advantageously conducted at all times.

          3.8  Conduct of Business.  Borrower will (a) engage in the Business as
               --------------------
its principal business, and (b) comply with all Governmental Requirements.

          3.9  Authorizations.  Borrower will obtain, make and keep in full
               ---------------
force and effect all authorizations from and registrations with Governmental Authorities that may be required for the validity and enforceability of this Agreement, the Facility, and all other documents and instruments executed in connection therewith against Borrower.

          3.10 Notification of Events of Default and Adverse Developments.
               -----------------------------------------------------------
Borrower will promptly notify Lender of the occurrence of (a) any Incipient Default or Event of Default hereunder; (b) any event, development or circumstance whereby any financial statements most recently furnished to Lender fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operating results of Borrower as of the date of such financial statements; (c) any material litigation or proceedings that are instituted or threatened (to the knowledge of Borrower) against Borrower, or any of its respective assets; and (d) each and every event which would be an Event of Default under any Indebtedness of Borrower, such notice to include the names and addresses of the holders of such indebtedness and the amount thereof.

          3.11 Further Assurances. Borrower will execute, acknowledge and deliver any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as may be reasonably requested by Lender from time to time in order to give full effect to this Agreement and the Facility and to maintain, preserve, safeguard, and continue at all times all of the rights, remedies, powers, and privileges of Lender under this Agreement and the Facility.

          3.12  Further Identification of Collateral.  If so requested by
                -------------------------------------
Lender, Borrower will furnish to Lender, as often as Lender reasonably requests, statements and schedules further identifying and describing the Collateral, all in reasonable detail.

     4.   NEGATIVE COVENANTS.  Borrower covenants and agrees that unless it
          -------------------
obtains Lender's prior written consent (which consent will not be unreasonably withheld), so long as any of the Obligations remain outstanding, Borrower will not:

          4.1  Merger or Acquisition.  Consolidate or merge into or with any
               ----------------------
Person or acquire all or substantially all of the stock, property or assets of any Person.

          4.2  Sale and Exchange of Assets.  Sell, lease, assign, or transfer to
               ----------------------------
any Person, exchange with any Person, or otherwise dispose of any material asset (except in the ordinary course of business or to the extent such asset is obsolete or is no longer used or useful in the business of Borrower), or sell, exchange, lease, assign, transfer, or otherwise dispose of all or substantially all of its assets, except as is permitted under the Credit Agreement.

          4.3  Restricted Payments.  Make any distributions to its shareholders,
               --------------------
declare or pay any dividends, or apply any of its property to the voluntary purchase, redemption or other retirement of, or set apart any sum for the voluntary payment of any dividends on, or make any other distribution by reduction of capital or otherwise in respect of, any shares of its present or future issues of stock (each, a "Restricted Payment").

          4.4  Transactions with Affiliates.  Directly or indirectly enter into
               -----------------------------
or permit to exist any material transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Borrower, except for transactions in the ordinary course of and pursuant to the reasonable requirements of the business of Borrower and upon fair and reasonable terms which are fairly disclosed to Lender.

     5.   DEFAULT.
          --------

          5.1  Events of Default.  Each of the following will constitute an
               ------------------
Event of Default under this Agreement:

               (a) Termination under Section 18 of the Facility.

               (b) Borrower fails to comply with any agreement contained in section 4 of this Agreement, and with respect to any failure which by its nature can be cured, such failure continues without cure for fifteen (15) calendar days after Lender notifies Borrower in writing of the occurrence thereof.

               (c) Borrower defaults in the performance of any of its material obligations under any provision of this Agreement, and with respect to any failure which by its nature can be cured, such failure continues without cure for fifteen (15) calendar days after Lender notifies Borrower in writing of the occurrence thereof.

               (d) Any warranty or representation made by Borrower in this Agreement or in the Facility is untrue in any material respect, in any case on any date as of which the facts set forth are stated or certified.

               (e) Borrower institutes a voluntary case seeking liquidation or reorganization under chapter 7 or chapter 11, respectively, of the United States Bankruptcy Code (the "Code"), or under any other applicable insolvency, bankruptcy, reorganization, composition, arrangement, moratorium or liquidation laws of any state or country (collectively with the Code, the "Insolvency Laws"), or consents to the institution of an involuntary case against it under any of the Insolvency Laws; or Borrower files a petition initiating or otherwise institutes any similar proceeding under any of the Insolvency Laws, or consents thereto; or Borrower applies for, or by consent or acquiescence there is an appointment of or order entered by a court of competent jurisdiction appointing a receiver, liquidator, sequestrator, trustee or other officer with similar powers; or Borrower makes an assignment for the benefit of creditors; or Borrower admits in writing its inability to pay its debts generally as they become due; or, if an involuntary case is commenced seeking the liquidation or reorganization of Borrower under chapter 7 or chapter 11, respectively, of the Code, or any similar proceeding is commenced against Borrower under any of the Insolvency Laws, and (1) the petition commencing such case is not timely controverted; or (2) the petition commencing such case is not dismissed within thirty (30) days of its filing; or (3) a trustee (interim or otherwise) is appointed to take possession of all or a portion of the Borrower's assets, or to operate all or any part of the business of Borrower; or (4) an order for relief is issued or entered therein.

               (f) One or more judgments against Borrower or attachments against its property, which in the aggregate exceed $10,000, or the operation or result of which could be to interfere materially and adversely with the conduct of the Business, remain unpaid, unstayed on appeal, undischarged, unbonded, and undismissed for a period of thirty (30) days.

               (g) The Lender or any of its subsidiaries is in default in any payment obligations for borrowed money or under finance leases towards a third party in a total amount of more than $50,000 or equivalent, or is in default in any other payment obligations towards a third party (except where such obligations towards trade creditors have been contested in good faith), in an aggregate amount of more than $250,000 or equivalent, or Hawker Pacific Aerospace, Ltd. is in default with its payment obligations towards the Lender.

               (h) Any of Borrower's representations and warranties set forth above in section 2.5 of this Agreement ceases to be true, or Borrower otherwise fails to comply with the provisions of section 2.5.

          5.2  Termination of Obligations and Acceleration.  If any Event of
               --------------------------------------------
Default described above in section 5.1 occurs, all Obligations will become due and payable immediately, without any further notice to Borrower.

          5.3  Other Remedies.  If any Event of Default occurs:
               ---------------

               (a) Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for in this Agreement or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and may also: (1) require Borrower to, and Borrower hereby agrees that it will, at its expense and upon Lender's request, immediately assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to the parties; (2) with five (5) days written notice, enter upon any premises of Borrower and take possession of the Collateral; and

(3) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, at such time or times, for cash, on credit, or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale will be required by law, at least ten days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made will constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Lender will not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay, or appraisal which it has or may have under any law now existing or hereafter enacted.

               (b) Borrower hereby irrevocably authorizes and empowers Lender to assert, either directly or on behalf of Borrower, any claims Borrower may have, from time to time, against any other party to the Assigned Agreements or to otherwise exercise any right or remedy of Borrower under the Assigned Agreements (including, without limitation, the right to enforce directly against any party to an Assigned Agreement all of Borrower's rights thereunder, to make all demands and give all notices and to make all requests required or permitted to be made by Borrower under the Assigned Agreements).

               (c) For the purposes of this Agreement, Borrower acknowledges and agrees that after an Event of Default, it will be liable to Lender for all reasonable attorneys' fees, consultant's fees, accountants' fees, expert witness fees, and all actual out-of-pocket expenses incurred by Lender in connection with any and all of the following: (1) any action taken by Lender to (A) enforce any of its rights under this Agreement, (B) protect, preserve, collect, assemble, lease, sell, take possession of, or liquidate any of the Collateral, or (C) enforce or foreclose upon its security interest in any of the Collateral;
(2) any negotiation and/or documentation of a work out, refinancing, restructuring, or settlement agreement with Borrower; and (3) the commencement or defense of, or appearance or intervention in, any litigation, arbitration proceeding, administrative proceeding, or bankruptcy case (including but not limited to any adversary proceeding in such case) in or to which Borrower is a party or party in interest.

Beyond the safe custody thereof, Lender will have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Lender will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Lender will not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected in good faith by Lender.

          5.4  Application of Proceeds.  Upon the occurrence and during the
               ------------------------
continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral by Lender will be applied: first, to all fees, costs, and expenses incurred by Lender with respect to this Agreement; second, to accrued and unpaid interest on the Obligations; and third, to the principal amount of the Obligations outstanding. Lender acknowledges and agrees that it will not retain any proceeds in excess of the amounts necessary to pay in full all of the items described in the preceding sentence.

     6.   MISCELLANEOUS.
          --------------

          6.1  Successors and Assigns.  This Agreement inures to the benefit of
               -----------------------
and binds the parties to this Agreement and their respective successors, assigns, agents, representatives, and all persons claiming by or through them, including without limitation any chapter 7 or chapter 11 trustee in bankruptcy, and the words "Lender" and "Borrower," whenever occurring in this Agreement, will be deemed to include such respective successors, assigns, agents, representatives, and all persons claiming by or through them.

          6.2  Time.  The parties to this Agreement agree that time is of the
               -----
essence with respect to all of the provisions of this Agreement.

          6.3  Counterpart Originals.  This Agreement may be executed in two
               ----------------------
counterparts, each of which will be deemed to be an original as against the party whose "ink original" or facsimile signature appears thereon, and both of such counterparts will together constitute one and the same instrument. Each party to this Agreement who delivers a facsimile signature will promptly thereafter deliver to each of the other parties to this Agreement a counterpart original of this Agreement bearing an "ink original" signature.

          6.4  Captions.  The captions or headings of the sections of this
               ---------
Agreement are for convenience only and will not control or affect the meaning or construction of any of the terms or provisions of this Agreement.

          6.5  Gender; Number.  Words used in this Agreement, regardless of the
               ---------------
number or gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

          6.6  Additional Actions.  Each of the parties to this Agreement
               -------------------
covenants and agrees that it will take promptly such additional actions and will execute such additional documents and instruments as are reasonably necessary to effectuate the transactions contemplated by this Agreement.

          6.7  No Third Party Beneficiaries.  The rights and benefits of this
               -----------------------------
Agreement will not inure to the benefit of any party that is not a party to this Agreement. Nothing contained in this Agreement will be construed to create any rights, claims, or causes of action in favor of any third party against any party to this Agreement.

          6.8  Notices.  All notices and communications under this Agreement
               --------
will be in writing and will be: (a) delivered in person; or (b) sent by fax; or
(c) mailed, postage prepaid, either by certified mail, return receipt requested, or by overnight express carrier, addressed in each case as follows:

          To Borrower: Hawker Pacific Aerospace
                       Attn: Phil Panzera
                       11240 Sherman Way
                       Sun Valley, Ca 91352 USA
                       Fax: 1 (818) 765-8587

                       and

                       Hawker Pacific Aerospace, Ltd.
                       c/o Hawker Pacific Aerospace
                       Attn: Phil Panzera
                       11240 Sherman Way
                       Sun Valley, Ca 91352 USA
                       Fax: 1 (818) 765-8587

                       A courtesy copy of any notice under this Agreement that is sent to Borrower must be sent to:

                       Troy & Gould
                       Attn: Dale Short
                       1801 Century Park East, 16/th/ Floor
                       Los Angeles, CA 90067-2367 USA
                       Fax: 1 (310) 201-4746

          To Lender:   Landesbank Hessen-Thuringen Girozentrale
                       Attn: Martin Rohmann
                       Corporate Finance
                       Main Tower
                       Neue Mainzer Str. 52-58
                       60311 Frankfurt
                       Germany
                       Fax: (49-69) 91324350

                       and to:

                       Kreditanstalt fur Wiederaufbau
                       Attn: Head of Export and Project Finance Aerospace Palmengartenstr. 5-9
                       60325 Frankfurt
                       Germany
                       Fax: (49-69) 74312944

All notices sent pursuant to the terms of this section 6.8 will be deemed received upon actual receipt. A copy of any notice sent by fax must be sent by regular mail as well on the same day that such fax is sent. Lender and Borrower may change the name of its representative to whom (and/or the address to which) notices (and/or courtesy copies of such notices) should be directed, provided that such party complies with the provisions of this section 6.8 regarding the methods for providing such notice.

          6.9  Interpretation.  Each of the parties to this Agreement has been
               ---------------
represented by independent counsel in the preparation and negotiation of this Agreement, and this Agreement will be construed according to the fair meaning of its language. The rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be employed in interpreting this Agreement.

          6.10 Representations and Warranties.  Each of the parties to this
               -------------------------------
Agreement represents and warrants to the other party to this Agreement that it has full power, authority, and legal right to execute, deliver, and comply with this Agreement and any other document or instrument relating to this Agreement to be executed by it. All individual, corporate, or other appropriate actions of each of the parties to this Agreement that are necessary or appropriate for the execution and delivery of and compliance with this Agreement and such other documents and instruments have been taken. Upon its execution and delivery, this Agreement will constitute the valid and legally binding obligation of each of the parties to this Agreement, enforceable against each of them in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights or the collection of debtors' obligations generally. Borrower acknowledges that Lender has entered into this Agreement in reliance upon each of the representations and warranties made by Borrower which are contained in this Agreement.

          6.11 Integration Clause.  This Agreement constitutes the entire
               -------------------
agreement between the parties to this Agreement with respect to the subject matter of this Agreement, and there are no other terms, obligations, covenants, representations, statements or conditions except as set forth in this Agreement. No change or amendment to this Agreement will be effective unless it is contained in a document entitled "Amendment to Security Agreement," and is executed by each of the parties to this Agreement. Failure to insist upon strict compliance with any term or provision of this Agreement will not be deemed to be a waiver of any rights under a subsequent act or failure to act. Each of the parties to this Agreement acknowledges and agrees that in the event of any subsequent litigation, arbitration proceeding, controversy or dispute concerning this Agreement, neither of them will be permitted to offer or introduce into evidence any oral testimony concerning any oral promises or oral agreements between them that relate to the subject matter of this Agreement that are not included or referred to in this Agreement and that are not evidenced by a writing entitled "Amendment to Security Agreement" which is signed by each of the parties to this Agreement.

          6.12 Governing Law; Arbitration; Venue; Equitable Relief.
               ----------------------------------------------------

               (a)  Governing Law.  This Agreement will be governed by and
                    --------------
construed and enforced in accordance with the laws of the State of California, without regard to principles of conflicts of laws. Each party to this Agreement agrees that all disputes, claims and controversies among the parties to this Agreement concerning the interpretation or enforcement of this Agreement, or any other matter arising out of or relating to this Agreement, will be arbitrated pursuant to the provisions of this section 6.12.

               (b)  Initiation of arbitration proceeding.  Either party to this
                    -------------------------------------
Agreement may initiate an arbitration proceeding by making a written demand for arbitration and serving a notice of said demand upon the adverse party in the manner provided in this Agreement, and upon the Los Angeles regional office of JAMS. A written response to the demand must be served upon the initiating party and JAMS within ten (10) days of the adverse party's receipt of the demand.

               (c)  Selection of arbitrator.  The arbitration will be conducted
                    ------------------------
by a single arbitrator who is a retired judge associated with the Los Angeles regional office of JAMS. The arbitrator will be selected in accordance with the JAMS Financial Services Arbitration Rules & Procedures then in effect (the "JAMS Rules") within fourteen (14) days of the service of the written demand for arbitration. If the parties to this Agreement cannot so agree upon the selection of the arbitrator within the fourteen (14) day period, then the arbitration will be conducted by a single arbitrator who will be a retired judge associated with the Los Angeles regional office of JAMS, and who will be selected by JAMS within five (5) days of the service of a written request that JAMS select the arbitrator.

               (d)  Venue.  Each party to this Agreement covenants and agrees
                    ------
that any arbitration proceeding instituted under the provisions of this Agreement will be conducted in Los Angeles through the Los Angeles regional office of JAMS. Lender and Borrower acknowledge to each other that the agreement to abide by the specific provisions of this section 6.12 is a material inducement to it to enter into this Agreement, and each party is reasonably relying upon the other party's representation to do so.

          (e)  Arbitration hearing and award.  The arbitration hearing will be
               ------------------------------
conducted within thirty (30) days of the appointment of the arbitrator. The arbitration will be conducted in accordance with the JAMS Rules. The arbitrator's award will be conclusive and binding on each of the parties to this Agreement. The arbitrator's award will provide, among other things, that the prevailing party in the arbitration is entitled to recover from the adverse party its costs and expenses incurred in connection therewith including, without limitation, attorneys' fees as determined by the arbitrator, the costs of the arbitration, and actual out-of-pocket expenses including, without limitation, expert witness and consultants' fees. Judgment upon the arbitrator's award may be entered in any court of competent jurisdiction.

          (f)  Equitable Relief.  The Arbitrator has the authority to grant
               -----------------
either party to this Agreement equitable relief on such terms and conditions as it deems reasonably necessary or appropriate.

     6.13 Benefit of Counsel; Informed Review.  Each party to this Agreement
          ------------------------------------
acknowledges and represents to the other party to this Agreement that: (a) the provisions of this Agreement and their legal effect have been fully explained to it by its own counsel; (b) it has received independent legal advice from counsel of its own selection; (c) it fully understands the facts and has been fully informed as to its legal rights and obligations under this Agreement; (d) this Agreement is being entered into and signed by it knowingly, freely, and voluntarily, after having received such legal advice and with such knowledge; and (e) its execution and delivery of this Agreement is not the result of any duress or undue influence. BY EXECUTING THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND REPRESENTS TO THE OTHER PARTY TO THIS AGREEMENT THAT IT HAS READ THE ENTIRE AGREEMENT.

     IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date and year first above written.


HAWKER PACIFIC AEROSPACE                     LANDESBANK HESSEN-THURINGEN
                                             GIROZENTRALE


                                             By:/s/ Frank Dohl
                                                -----------------------------
By:/s/ David L. Lokken                          Name:________________________
   -----------------------------
   Name:David L. Lokken                         Title:_______________________
        ------------------------
   Title:Chief Executive Officer
         -----------------------

HAWKER PACIFIC AEROSPACE, LTD.               KREDITANSTALT FUR WIEDERAUFBAU


By:/s/ Philip M. Panzera                     By:/s/ Wolfgang Behler
   -----------------------------                 ----------------------------
   Name:Philip M. Panzera                        Name:_______________________
        ------------------------
   Title:Director                                Title:______________________
         -----------------------

Credit Agreement dated October 30, 2000
Schedule 5
----------

         Lien in Assets of Hawker Pacific Aerospace

                                                                     As of
                                                               September 30,2000
                                                               -----------------

            Cash                                                  $  1,567,222
            Trade accounts receivable, net                           7,479,241
            Other receivables                                           93,067
            Inventory                                               19,971,250
            Prepaid expenses                                           520,266
            NBV of machinery and equipment                           4,361,429
            NBV of exchange assets                                  13,727,364
            Investment in subsidiary                                 9,230,030
            Deposits, other assets                                   1,098,718
                                                                  -------------
              Total                                               $ 58,048,586
                                                                  =============

Credit Agreement dated October 30, 2000
Schedule 6
----------


                            SHARE PLEDGE HAWKER UK
                            ----------------------

                                                                  EXECUTION COPY


                             DATED 30 OCTOBER 2000
                             ---------------------



                           HAWKER PACIFIC AEROSPACE
                                  as Chargor



                                      and


                  LANDESBANK HESSEN - THURINGEN GIROZENTRALE
                               as Security Agent
                    on its own behalf and as Security Agent
                  for the Finance Parties referred to herein






                      ___________________________________

                                 SHARE CHARGE
                  over shares in Hawker Pacific Aerospace Ltd

                      ___________________________________




                                      AB
                             100 New Bridge Street
                                    London
                                   EC4V 6JA
                             Tel: (020) 7919 1000
                             Fax: (020) 7919 1999
                                Ref: BES / CXI

                                   CONTENTS
                                   --------

Number                        Clause Heading                               Page
------                        --------------                               ----
1.        INTERPRETATION..................................................   1
2.        COVENANT TO PAY.................................................   4
3.        CHARGE..........................................................   4
4.        DEPOSIT OF DOCUMENTS AND REGISTRATION...........................   4
5.        CONTINUING SECURITY.............................................   5
6.        DIVIDENDS AND VOTING RIGHTS.....................................   5
7.        CHARGOR'S LIABILITY FOR CALLS AND OTHER OBLIGATIONS.............   6
8.        REPRESENTATIONS AND WARRANTIES..................................   6
9.        UNDERTAKINGS....................................................   7
10.       ENFORCEMENT OF SECURITY.........................................   9
11.       SET-OFF.........................................................  11
12.       RECEIPT AND APPLICATION OF MONIES...............................  11
13.       PAYMENTS........................................................  12
14.       COSTS, CHARGES AND EXPENSES.....................................  13
15.       INDEMNITIES AND CURRENCIES......................................  14
16.       EVIDENCE OF DEBT................................................  15
17.       FURTHER ASSURANCE...............................................  15
18.       POWER OF ATTORNEY...............................................  15
19.       OTHER ENCUMBRANCES..............................................  16
20.       SECURITY TRUST..................................................  17
21.       AMENDMENT, WAIVER AND SEVERABILITY..............................  17
22.       MISCELLANEOUS...................................................  18
23.       ASSIGNMENT......................................................  18
24.       NOTICES.........................................................  19
25.       GOVERNING LAW AND JURISDICTION..................................  20


Schedules
---------

Schedule Securities....................................................... 22

THIS DEED is made on the 30th day of October 2000

BETWEEN

(1) HAWKER PACIFIC AEROSPACE, a company incorporated in California, U.S.A. with its principal office at 11240 Sherman Way, Sun Valley, CA 91352 - 4942, U.S.A. (the "Chargor"); and

(2) LANDESBANK HESSEN - THURINGEN GIROZENTRALE of Main Tower, Neue Mainzer Str. 52 - 58, 60311 Frankfurt am Main, Germany on its own behalf and as trustee for the Finance Parties from time to time (in such capacity, the "Security Agent").

WHEREAS:

(A) By a Credit Agreement dated on or about the date of this Deed (the "Credit Agreement") made between (1) the Chargor as Borrower, (2) Landesbank Hessen-Thuringen Girozentrale as mandated arranger, security agent and lender and (3) Kreditanstalt fur Wiederaufbau as co-arranger and lender, the Banks (as defined in the Credit Agreement), have agreed to make available to the Chargor loan facilities on the terms set out in the Credit Agreement.

(B) By a further Facility Agreement dated on or about the date of this Deed (the "Facility Agreement" and together with the Credit Agreement, the "Credit Documents") made between (1) Hawker Pacific Aerospace Ltd as borrower, (2) the Chargor as additional obligor, (3) Landesbank Hessen-Thuringen Girozentrale, as mandated arranger, agent, security agent and lender, and (4) Kreditanstalt fur Wiederaufbau as co-arranger and lender, the Banks (as defined in the Facility Agreement) have agreed to make available to Hawker Pacific Aerospace Ltd loan facilities, in respect of which the Chargor will be jointly and severally liable with Hawker Pacific Aerospace Ltd, on the terms set out in the Facility Agreement.

(C) The Security Agent is acting as trustee for the Finance Parties pursuant to this Deed.

(D) It is a condition precedent to the Banks making the above facilities available that the Chargor enters into this Deed.

IT IS AGREED as follows:

1.   INTERPRETATION
     --------------

1.1  Definitions and Construction.  In this Deed, unless the context requires
     ----------------------------
     otherwise, terms and expressions defined in or construed for the purposes of the Credit Agreement and not defined below shall have the same meanings or be construed in the same manner when used in this Deed, and the following terms shall have the following meanings:

     "Charged Assets" means:

     (a)  the Shares; and

     (b)  the Rights;

Credit Agreement dated October 30, 2000
Schedule 6

     "Company" means Hawker Pacific Aerospace Ltd, a company incorporated in England (registered number 03459428) with its registered office at Unit 3, Dawley Park, Kestrel Way, Hayes, Middlesex UB3 1HP;

     "Credit Documents" has the meaning given in Recital (B);

     "Encumbrance" means:

     (a) any mortgage, charge, pledge, hypothecation, lien, encumbrance or other security interest or any other arrangement having the effect if conferring security, including a conditional sale, hire purchase or lease agreement or other title retention arrangement; and

     (b) any arrangement whereby rights are subordinated to the rights of a third party;

     "Event of Default" means any event or occurrence which entitles the Banks to terminate the Facilities, including without limitation any of the events or circumstances specified in Clause 18.2 of the Credit Documents;

     "Finance Party" means each person which is from time to time a Bank, Mandated Arranger, Agent, Security Agent, or Co-Arranger under either Credit Document;

     "Financing Documents" means each document which is a "Financing Document" for the purposes of either Credit Document;

     "Obligor" means each of the Chargor and the Company;

     "Receiver" means each and any receiver, manager, receiver and manager or other similar officer appointed by the Security Agent in respect of the security created by or pursuant to this Deed;

     "Rights" means:

     (a) all rights, benefits and advantages now or at any time in the future deriving from or incidental to any of the Shares; and

     (b) all dividends, interest and other income paid or payable in relation to any Shares after the date of this Deed; and

     (c) all shares, securities, rights, monies or other property accruing, offered or issued at any time by way of redemption, conversion, exchange, substitution, bonus, preference, option or otherwise in respect of any of the Shares (including but not limited to proceeds of sale);

     "Secured Indebtedness" means all monies, obligations and liabilities of any kind now or at any time in the future due, owing, incurred or payable (whether actually or contingently) by the Chargor to a Finance Party under or pursuant to a Credit Document or any other Financing Document (whether on account of principal, interest, fees, indemnity payments, losses, damages or otherwise) and all other monies hereby agreed to be paid.

Credit Agreement dated October 30, 2000
Schedule 6

     "Security Agent" means the Security Agent acting on its own behalf and as trustee for the Finance Parties.

     "Security Documents" means each document which is a "Security Document" for the purpose of either Credit Document;

     "Shares" means:

     (a)  the securities specified in Schedule 1 (Securities);

     (b) all other stocks, shares, debentures, bonds, notes, warrants and other securities of any kind (including loan capital) of the Company now or at any time in the future beneficially owned by the Chargor or in which the Chargor has an interest (including any equity of redemption); and


     and all rights of any kind which the Chargor now has or at any time in the future acquires against any clearance or settlement system or any custodian in respect of any such securities;

     "Trust Property" means the undertaking of the contained in Clause 2 (Covenant to Pay) and all or any part of the assets, rights, interests and benefits which may now or at any time in the future be mortgaged, charged, assigned or granted or the subject of an Encumbrance in favour of the Security Agent pursuant to any Financing Document and, for the avoidance of doubt, the proceeds of any of the foregoing.

1.2  Successors and Assigns.  The expressions "Chargor", "Security Agent",
     ----------------------
     "Agent" and "Finance Parties" shall, where the context permits, include their respective successors and permitted assigns and any persons deriving title under them.

1.3  Miscellaneous.  In this Deed, unless the context requires otherwise:
     -------------

     (a)   Statutes:  references to provisions of any law or regulation shall be
           --------
           construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

     (b)   Construction:  words importing the singular include the plural and
           ------------
           vice versa; words importing a gender include the other gender;

     (c)   Financing Documents:  references to this Deed, the Credit Documents
           -------------------
           or any other Security Document shall be construed as references to this deed or such document as the same may be amended, supplemented, restated or novated from time to time;

     (d)   Clauses, Etc:  references to Clauses and Schedules are to clauses of
           ------------
           and schedules to this Deed and references to this Deed include its Schedules; and

     (e)   Headings:  clause headings are inserted for reference only and shall
           --------
           be ignored in construing this Deed.

1.4  Deed. It is intended by the parties that this document shall take effect as
     ----
     a deed notwithstanding the fact that a party may only execute this document under hand.

Credit Agreement dated October 30, 2000
Schedule 6

1.5  Third Party Rights.  The Contracts (Rights of Third Parties) Act 1999 shall
     ------------------
     not apply to this Deed and no person not party to this Deed shall have or acquire any right to enforce any term of it pursuant to that Act. This Clause shall not affect any right or remedy of any third party which exists or is available otherwise than by reason of that Act and shall prevail over any other provision of this Deed which is inconsistent with it.

2.   COVENANT TO PAY
     ---------------

     Without prejudice to its respective obligations to the Finance Parties under the Financing Documents, the Chargor undertakes to the Security Agent to pay to the Security Agent on behalf of the Finance Parties the Secured Indebtedness whenever the same is due in accordance with, and in the manner required by, the Financing Documents and duly and punctually to observe and perform all its obligations contained in each Financing Document.

3.   CHARGE
     ------

3.1  Grant of Charge.  In consideration of the Finance Parties agreeing to make
     ---------------
     the facilities available to the Chargor and the Company respectively on the terms and conditions of the Credit Documents, the Chargor with full title guarantee and without the benefit of section 6(2) of the Law of Property (Miscellaneous Provisions) Act 1994 charges and agrees to charge to the Security Agent by way of first ranking fixed charge all its rights, title, interest and benefit in and to:

     (a)  Shares:  the Shares; and
          ------

     (b)  Rights:  the Rights,
          ------

     as a continuing security for the due and punctual payment and discharge of the Secured Indebtedness and the due and punctual observance and performance by the Chargor of all other obligations of the Chargor contained in the Financing Documents.

3.2  Discharge. When the Security Agent is satisfied that the trusts constituted
     ---------
     by this Deed have come to an end, the Security Agent shall, at the request and cost of the Chargor, and in such form as the Security Agent shall approve, discharge the security created by this Deed, without recourse or warranty and subject to Clause 17.5 (Release of Charge Conditional).

4.   DEPOSIT OF DOCUMENTS AND REGISTRATION
     -------------------------------------

4.1  Registration in Name of Security Agent. The Chargor agrees that at any
     --------------------------------------
     time after an Event of Default has occurred, the Security Agent may, at the cost of the Chargor, register the Shares in the name of the Security Agent or its nominee.

4.2  Deposit of Documents and Notice to Nominee. The Chargor undertakes
     ------------------------------------------
     (without limiting its general obligations under Clause 17 (Further Assurance)):

     (a)  Deposit of Documents: to deposit (or ensure that its nominees deposit)
          --------------------
          with the Security Agent:

          (i) immediately upon the execution of this Deed and upon any later date upon which it acquires (beneficially or otherwise) any
               Shares:

Credit Agreement dated October 30, 2000
Schedule 6

               (1) all certificates in respect of the Charged Assets or, as the case may be, those Shares; and

               (2) an instrument of transfer or an assignment of the relevant Shares stamped and duly executed by each person in whose name such Shares are registered and otherwise completed as the Security Agent may require with the name of the transferee left blank; and

          (ii) upon the execution of this Deed, and upon any later date on which a new director of the Company is appointed, signed undated letters of resignation from each director of the Company (or, as the case may be, such new director);

     (b)  Nominee Undertaking:  upon execution of this Deed and upon any later
          -------------------
          date on which it acquires (beneficially or otherwise) any Shares, to give notice of this Deed to each person holding any of the Shares as the Chargor's nominee and to procure that each such person executes and delivers to the Security Agent an acknowledgement in such other form as the Security Agent may specify.

5.   CONTINUING SECURITY
     -------------------

5.1  Continuing Security.  This Deed shall be a continuing security and shall
     -------------------
     remain in full force and effect until the Secured Indebtedness has been paid in full and none of the Finance Parties has any obligation or liability (actual or contingent) under the Credit Agreement or any Security Document, notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Chargor or any other person or any intermediate settlement of account or other matter whatsoever.

5.2  Independent Security.  This Deed is in addition to, and independent of, any
     --------------------
     Encumbrance, guarantee or other security or right or remedy now or at any time in the future held by or available to the Security Agent or any other Finance Party.

6.   DIVIDENDS AND VOTING RIGHTS
     ---------------------------

6.1  Before Default. Until an Event of Default occurs, the Chargor may:
     --------------

     (a)  Dividends: retain and apply for its own use all dividends, interest
          ---------
          and other income paid in respect of any Shares; and

     (b)  Voting Rights:  exercise or direct the exercise of any voting or other
          -------------
          rights attached to any of the Shares, provided that those voting rights shall not be exercised:

          (i) in any manner which in the opinion of the Security Agent, could prejudice to the security intended to be conferred by this Deed, or is in breach of this Deed or the Credit Agreement or any Security Document to which it is a party; or

          (ii) so as to permit any variation of the rights attaching to or conferred by any Shares.

Credit Agreement dated October 30, 2000
Schedule 6

6.2  After Default.  Unless the Security Agent otherwise agrees in writing,
     -------------
     immediately after an Event of Default occurs, all the rights and entitlements of the Chargor under Clause 6.1 (Before Default) shall cease and:

     (i)  Dividends:  any payments which the Chargor would have been entitled to
          ---------
          receive and retain shall be paid to and retained by the Security Agent (to be applied as if they were proceeds of sale under this Deed) and any such payments which may be received by the Chargor shall be promptly paid to the Security Agent and, pending such payment, shall be held on trust for the Security Agent;

     (ii) Voting Rights:  only the Security Agent or its nominee shall be
          -------------
          entitled to exercise the voting and other rights attached to the Charged Assets.

6.3  Authority to Sign Proxies.  If an Event of Default occurs, the Chargor
     -------------------------
     irrevocably authorises the Security Agent to sign on its behalf and on behalf of each person holding any of the Shares as the nominee of the Chargor any proxies or other documents which the Security Agent to exercise such voting and other rights and powers attaching to the Shares.

7.   CHARGOR'S LIABILITY FOR CALLS AND OTHER OBLIGATIONS
     ---------------------------------------------------

7.1  No Liability. Nothing in this Deed shall be construed as placing on the
     ------------
     Security Agent or any Finance Party any liability whatsoever in respect of any calls, instalments or other payments relating to any of the Charged Assets.

7.2  Indemnity. Without limiting Clause 15.1 (General Indemnity), the Chargor
     ---------
     will indemnify the Security Agent and each other Finance Party in respect of all calls, instalments or other payments relating to any of the Charged Assets.

8.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

8.1  Memorandum and Articles.  The Chargor certifies that neither the execution
     -----------------------
     of this Deed nor the creation of the security hereby constituted contravenes any of the provisions of the Articles of Incorporation or By-laws of the Chargor.

8.2  Representations and Warranties.  The Chargor represents and warrants to the
     ------------------------------
     Security Agent and each of the other Finance Parties that:

     (a)  Accuracy of Particulars:
          -----------------------

          (i) the particulars of the Shares set out in Schedule 1 (Securities) are accurate;

          (ii) the Shares described therein constitute the entire issued share capital of the Company at the date of this Deed; and

          (iii) all the Shares have been validly issued and are fully paid up;

Credit Agreement dated October 30, 2000
Schedule 6

     (b)   No Encumbrances:
           ---------------

          (i) the Charged Assets are (or when acquired will be) beneficially owned by the Chargor free from any Encumbrance (except as created under or pursuant to this Deed); and

          (ii)  the Chargor has good and marketable title thereto;

     (c)  No Option: the Chargor has not granted in favour of any other person
          ---------
          any interest in or any option or other rights in respect of any of the Charged Assets;

     (d)  No Dilution: the Company has not issued or granted (or resolved or
          -----------
          agreed to issue or grant) any option or other right to acquire any additional shares to any person;

     (e)  Share Certificates: there are no duplicate copies of the certificates
          ------------------
          in respect of the Shares or other certificates representing the Charged Assets; and

     (f)  No Litigation: no litigation, arbitration or administrative
          -------------
          proceeding is currently taking place or pending or threatened in relation to any of the Charged Assets.

8.3  Continuing Representation and Warranty.  The Chargor also represents and
     --------------------------------------
     warrants to and undertakes with the Security Agent and each of the other Finance Parties that the foregoing representations and warranties will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances subsisting from time to time.

9.   UNDERTAKINGS
     ------------

     The Chargor undertakes to the Security Agent that, throughout the continuation of the Facility and so long as any Secured Indebtedness is or may become payable, the Chargor will, unless the Security Agent otherwise agrees in writing:

     (a)  Encumbrances: not create or attempt or agree to create or permit to
          ------------
          arise or exist in favour of any person other than the Security Agent or the Agent any Encumbrance on or affecting the Charged Assets or any part of them;

     (b)  Disposals: not sell, assign, transfer, lease, deal with or dispose of
          ---------
          the Charged Assets or any part thereof or attempt or agree to do so (except under or pursuant to this Deed) and at all times remain the beneficial owner of the Charged Assets (subject to this Deed);

     (c)  Options: not grant or agree to grant in favour of any other person any
          -------
          interest in or any option or other rights in respect of any of the Charged Assets;

     (d)  Control Nominees: ensure that no person holding any of the Shares as
          ----------------
          its nominee for the time being does any of the acts prohibited by paragraphs (a) (Encumbrances), (b) (Disposals) and (c) (Options) above;

     (e)  Notification of Events:
          ----------------------

Credit Agreement dated October 30, 2000
Schedule 6

     (i) immediately inform the Security Agent of any litigation, arbitration or administrative proceeding as referred to in Clause 8.2(f) (No Litigation); and

     (ii) immediately upon receipt provide the Security Agent with copies of all notices received by it from the Company in respect of any of the Charged Assets;

(f)  Calls:  promptly pay all calls and other payments due in respect of the
     -----
     Charged Assets;

(g)  Rights:
     ------

     (i) immediately upon the acquisition by the Chargor of any Rights or receipt by the Chargor of notification of any entitlement to any Rights (whichever is earlier), provide the Security Agent with full particulars thereof and deliver or procure the delivery to the Security Agent of all such Rights and all documents and certificates representing them;

     (ii) if requested by the Security Agent, acquire (by payment or otherwise) any Rights if failure to take up such Rights might, in the Security Agent's opinion, result in the Security Agent's or all or any of the other Finance Parties' security being materially lessened in value;

     (iii) subject to Clause 6 (Dividends and Voting Rights), pay to the Security Agent any monies received by the Chargor or any nominee of the Chargor under or in respect of any Rights;

(h)  Registered Holder: not permit any person other than the Chargor or its
     -----------------
     nominee or the Security Agent or its nominee to be registered as the holder of any of the Charged Assets;

(i)  Transfer Restrictions:  ensure that all of the Shares are and at all times
     ---------------------
     remain free from any restrictions on transfer and that the board of directors of the Company approves any transfer of the Charged Assets which the Security Agent wishes to make pursuant to this Deed;

(j)  Articles of Association: procure that the articles of association of the
     -----------------------
     Company contain the following clause:

     "The directors may in their absolute discretion and without giving any reason, refuse to register the transfer of a share to a person of whom they do not approve. NOTWITHSTANDING the foregoing, the directors may not refuse to register any transfer which arises by virtue of the taking of or enforcement of any security.";

(k)  No Dilution:  ensure that the Company does not issue or grant (or resolve
     -----------
     or agree to issue or grant) any option or other right to acquire shares to any person other than the Chargor (and subject always to this Deed);

(l)  Constitutive Documents:  ensure that no amendment or supplement is made to
     ----------------------
     the memorandum or articles of association of the Company;

Credit Agreement dated October 30, 2000
Schedule 6


      (m)  No Stock Lending:  not lend any Shares to any person;
           ----------------

      (n)  Protection of Charged Assets: upon demand by the Security Agent take
           ----------------------------
          or defend all such legal proceedings, and take all such other steps, as the Security Agent may require for the protection of any Charged Assets;

      (o)  Not Prejudice: not do, omit to do, cause or permit to occur, any act,
           --------------
          omission or anything which would or might result in any Charged Assets being surrendered, forfeited, cancelled or prejudiced in any manner whatsoever or reduced in value, or this Deed or any rights, powers or remedies of the Security Agent under this Deed being prejudiced or adversely affected.

10.   ENFORCEMENT OF SECURITY
      -----------------------

10.1  Enforceability.  Immediately upon the occurrence of an Event of Default
      --------------
      the security created by or pursuant to this Deed shall become enforceable in accordance with the provisions of this Deed.

10.2  Security Agent's Right to Remedy Default.  If an Event of Default occurs,
      ----------------------------------------
      the Security Agent shall, at the Chargor's cost, and without prejudice to any other rights it may have, be entitled (but not bound) to do anything which it considers appropriate to remedy any failure by the Chargor to perform its obligations under this Deed. The Security Agent shall not thereby become liable to account as a mortgagee in possession.

10.3  Powers of Security Agent. At any time after the security created by or
      ------------------------
      pursuant to this Deed has become enforceable, the Security Agent or its nominee may without further notice or authority:

      (a) LPA Powers: exercise all the powers and remedies conferred on a
          ----------
          mortgagee by the Law of Property Act 1925;

     (b)  General Powers: do all acts and things and exercise all rights, powers
          --------------
          and remedies which the registered holder or bearer of any of the Charged Assets could do or exercise including, without limitation, the power to do all or any of the following:

          (i)    Power of Sale: sell or dispose of all or any part of the
                 -------------
                 Charged Assets and apply the proceeds of any such sale or disposition in accordance with this Deed;

          (ii)   Grant Options: grant to any person any option to purchase or
                 -------------
                 other rights over any Charged Assets upon such terms as the Security Agent thinks fit;

          (iii)  Transfers: if not already so registered or transferred,
                 ---------
                 register or transfer all or any of the Shares in or into the name of the Security Agent or its nominees;

          (iv)   Rights: take up or renounce any Rights and demand, sue for,
                 ------
                 recover, receive and give discharges for all or any of the Rights, enforce the Rights (by legal proceedings in the name of the Chargor or otherwise as may seem expedient or by other lawful act or procedure) and make any

Credit Agreement dated October 30, 2000
Schedule 6

                 arrangement or compromise in relation thereto as the Security Agent may think fit;

          (v)    Letters of Resignation: complete the letters of resignation
                 ----------------------
                 referred to in Clause 4.2(a)(ii) by dating the same and to appoint directors and managers of the Company,

      and take any other action required to facilitate the realisation and disposal of any of the Charged Assets.

10.4  Sale of Shares.  The Security Agent shall be entitled to exercise the
      --------------
      power of sale in the manner and at the time or times and for the consideration (whether payable immediately or by instalments) which in its absolute discretion it thinks fit (whether by private sale, public auction or otherwise). The Charged Assets may be sold:

      (a)  Conditions: subject to any conditions which the Security Agent may
           ----------
           think fit;

      (b)  Identity of Purchaser: to any person (including any person connected
           ---------------------
           with the Chargor, the Company or any Finance Party); and

      (c)  Price: at any price which the Security Agent, in its absolute
           -----
           discretion, considers to be the best obtainable in the circumstances taking into account the nature of the Company as a private company.

      Without limiting Clause 10.9 (Exclusion of Liability), the Chargor shall not have any claim against the Security Agent or its nominee or any Finance Party in respect of any loss arising out of any such sale or any postponement thereof however caused and whether or not a better price could or might have been obtained upon the sale of the Charged Assets or any of them by deferring or advancing the date of such sale or by any other means.

10.5  Property Acquired.  All property of any kind acquired in exercise of any
      -----------------
      of the powers conferred by this Deed shall be subject to the security created by this Deed and to all the powers contained in this Deed.

10.6  Extension and Variation of the Law of Property Act 1925.  The foregoing
      -------------------------------------------------------
      powers conferred on the Security Agent shall be in addition to and not to the prejudice of all statutory and other powers of the Security Agent under the Law of Property Act 1925 or otherwise. Section 103 of that Act shall not restrict the exercise by the Security Agent of the power of sale conferred by section 101 of that Act, which power shall arise and may be exercised at any time after the happening of an Event of Default.

10.7  Waiver of Notice.  Any notice, period of time or other condition precedent
      ----------------
      prescribed by law to the exercise of any rights, powers or remedies of the Security Agent is dispensed with except to the extent (if any) that the relevant law does not afford the opportunity to dispense by agreement with its requirements, in which event the relevant right, power or remedy may be exercised by the Security Agent at the time and in the circumstances prescribed by law.

10.8  Not Mortgagee in Possession.  Where any liability or duty might otherwise
      ---------------------------
      attach to the Security Agent as mortgagee in possession for the purposes of the Law of Property Act 1925 the Security Agent shall not by reason of its entering into possession of any of the Charged

Credit Agreement dated October 30, 2000
Schedule 6

       Assets be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss upon realisation or for any default or omission for which a mortgagee in possession might otherwise be liable.

10.9   Exclusion of Liability.  Neither the Security Agent nor any other Finance
       ----------------------
       Party shall be responsible for any losses of any kind whatsoever (including, without limitation, negligence, default or dishonesty of any servant, agent or auctioneer employed by the Security Agent or any attorney of the Security Agent) which may occur in or about the exercise, or attempted or purported exercise or non-exercise of any of the rights, powers or remedies of the Security Agent unless directly caused by the gross negligence or wilful default of the Security Agent. The Security Agent shall be entitled to all the privileges and immunities conferred on mortgagees and receivers appointed thereunder by the Law of Property Act 1925.

10.10  Protection of Third Parties.  No person dealing with the Security Agent
       ---------------------------
       or any attorney of the Security Agent in connection with the exercise of any of the rights, powers or remedies of the Security Agent shall be bound to inquire whether any Event of Default has occurred or any power has become exercisable, as to the due appointment of any receiver or otherwise as to the propriety or regularity of any such dealing or to see to the application of any money paid to the Security Agent and shall not be affected by express notice that any such dealing is unnecessary or improper, and notwithstanding any irregularity or impropriety in any such dealing the same shall, as regards the protection of that person, be deemed to be valid and effective.

10.11  Acceptance of Payments.  This Deed may be enforced notwithstanding that
       ----------------------
       the Security Agent or any other Finance Party may have accepted payment of any Secured Indebtedness after the occurrence of an Event of Default.

11.    SET-OFF
       -------

       If an Event of Default has occurred the Security Agent and each other Finance Party shall have the right (but not the obligation), without notice to the Chargor or any other person, to set-off and apply any credit balance on any account of the Chargor with the Security Agent or such Finance Party (as the case may be) and any other indebtedness owing by the Security Agent or such Bank to the Chargor (in each case, whether or not subject to notice, matured or owing to a different branch or office and in whatever currency) against such of the Secured Indebtedness which is due and payable. Each Finance Party may convert any such credit balance or other indebtedness at the prevailing rate of exchange into such other currencies as may be necessary for this purpose.

12.    RECEIPT AND APPLICATION OF MONIES
       ---------------------------------

12.1   Order of Application.  All monies from time to time actually received or
       --------------------
       recovered by the Security Agent from the Chargor under this Deed or arising from the enforcement of this Deed shall (subject to Clause 12.3 (Suspense Account) be applied in the following order of priority:

       (a)  first, in payment of the costs, charges, expenses and other monies
            -----
            payable by the Chargor under Clauses 14 (Costs, Charges and Expenses) and 15 (Indemnities and Currencies) or liabilities otherwise incurred in the exercise or attempted exercise of the rights, powers or remedies of the Security Agent;

Credit Agreement dated October 30, 2000
Schedule 6

       (b)  secondly, in payment of the remaining Secured Indebtedness;
            --------

       (c)  thirdly, in payment of amounts due under subsequent Encumbrances of
            -------
            which the Security Agent has notice, in the order of their priorities; and

       (d)  fourthly, in payment to the Chargor.
            --------

12.2   Credit Actual Receipts. In applying any monies toward satisfaction of the
       ----------------------
       Secured Indebtedness, the Security Agent shall credit the Chargor with only those monies actually received by the Security Agent in cleared funds, and such credit shall date from the time of actual receipt.

12.3   Suspense Account  The Security Agent may place and keep any monies
       ----------------
       received by virtue of this Deed (whether before or after the insolvency or liquidation of the Chargor) to the credit of a suspense account for so long as the Security Agent may think fit in order to preserve the rights of the Security Agent or any other Finance Party to sue or prove for the whole amount of its claims against the Chargor or any other person.

12.4   Amounts Contingently Due.  If the Security Agent enforces the security
       ------------------------
       constituted by this Deed at a time when no amounts are due to it (but at a time when amounts may become so due), the Security Agent may pay the proceeds of any recoveries effected by it into an interest-bearing suspense account with any person (including the Security Agent) selected by the Security Agent and on terms selected by the Security Agent until the relevant amounts become actually due and payable or the Security Agent determines that they will never become actually due and payable. At that time the amount actually owing may be paid to the Security Agent and the balance distributed in accordance with Clause 12.1 (Order of Application). Until such time the Security Agent may (subject to the payment of any claims having priority to this security) withdraw amounts standing to the credit of any such suspense account in order to pay the amounts referred to in paragraphs (a) and (b) of Clause 12.1 (Order of Application). The Chargor will not be entitled to withdraw any monies (including interest) standing to the credit of any such suspense account until all the Secured Indebtedness has been irrevocably paid and discharged in full.

12.5   Appropriation.  The Chargor irrevocably authorises the Security Agent to
       -------------
       appropriate any monies received by the Security Agent or any attorney of the Security Agent towards such of the Secured Indebtedness as the Security Agent in its absolute discretion thinks fit.

12.6   Surplus Monies.  If at any time after satisfaction of the Secured
       --------------
       Indebtedness the Security Agent holds any surplus monies payable to the Chargor, those monies shall not carry interest and may be placed to the credit of an account in the name of the Chargor with a bank and the Security Agent shall thereupon be under no further liability in respect thereof.

13.    PAYMENTS
       --------

13.1   No Deductions.  All sums payable by the Chargor under this Deed shall be
       -------------
       paid in full without set-off or counterclaim or any restriction or condition and, except to the extent required by any law or regulation, free and clear of any deduction or withholding on account of tax or otherwise. If the Chargor or any other person is required by any law or regulation to make any such deduction or withholding the Chargor shall, together with the relevant payment, pay such additional amount as will ensure that the Security Agent or, as the case may be, any other relevant Finance Party actually receives and is entitled to

Credit Agreement dated October 30, 2000
Schedule 6

       retain, free and clear of any such deduction or withholding, the full amount which it would have received if no such deduction or withholding had been required. The Chargor shall within the required time period, pay or cause to be paid over to the relevant taxation or other authority the full amount of any such deduction or withholding and shall promptly forward to the Security Agent copies of official receipts or other evidence satisfactory to the Security Agent showing that such payment has been made.

13.2   Security Agent May Debit Account of Chargor.  The Security Agent may,
       -------------------------------------------
       without prejudice to any other right, power or remedy of the Security Agent, at any time and from time to time, without further authority or notice to the Chargor, debit and charge any account of the Chargor with the Security Agent with any of the monies payable to the Security Agent under the Credit Agreement or this Deed or any other Financing Document to which the Chargor is a party.

14.    COSTS, CHARGES AND EXPENSES
       ---------------------------

14.1   Expenses.  The Chargor shall forthwith on demand pay or reimburse to the
       --------
       Security Agent and the other Finance Parties:

       (a)  Execution: all costs, charges and expenses (including legal fees on
            ---------
            a full indemnity basis and all other out-of pocket expenses and any applicable value added tax or similar tax) incurred by the Security Agent or any other Finance Party in connection with the preparation, execution and registration of this Deed and any other documentation required in connection herewith and any amendment to or extension of, or any inspection, calculation, approval, consent or waiver to be made or given in connection with, this Deed;

       (b)  Rights and Remedies: all costs, charges and expenses (including
            -------------------
            legal fees on a full indemnity basis and all other out-of pocket expenses and any applicable value added tax or similar tax) incurred by the Security Agent or any other Finance Party in exercising any of its or their rights or powers under this Deed or in suing for or seeking to recover any sums due or otherwise preserving or enforcing its or their rights, powers and remedies under this Deed or in connection with the preservation or attempted preservation of the Charged Assets or in defending any claims brought against any of them in respect of this Deed or the Chargor's interest in the Charged Assets or in releasing or re-assigning this Deed upon payment of all monies hereby secured, and, until payment of the same in full, all such costs, charges and expenses shall be secured by this Deed.

14.2   Taxes and Registration Fees.  The Chargor shall pay when due all present
       ---------------------------
       and future stamp and other similar duties and taxes and all notarial, registration, recording and other similar fees which may be payable in respect of this Deed and any documentation required in connection with this Deed and shall indemnify the Security Agent and the other Finance Parties against all liabilities, costs and expenses which may result from any delay or default in paying such duties, taxes or fees (unless caused by the relevant person's negligence or wilful default in paying such fees).

Credit Agreement dated October 30, 2000
Schedule 6

15.   INDEMNITIES AND CURRENCIES
      --------------------------

15.1  General Indemnity.  The Chargor shall indemnify the Security Agent and the
      -----------------
      other Finance Parties (and any attorney, delegate or other person appointed under this Deed by the Security Agent) from and against all claims, actions, losses, liabilities, damages, costs and expenses incurred by it or them as a result of or arising out of or in connection with:

      (a)  Performance: the occurrence of any Event of Default, or any failure
           -----------
           by the Chargor to make a payment or perform any obligation in accordance with this Deed; or

      (b)  Charged Assets: the Charged Assets or the use or occupation thereof
           --------------
           by any person; or

      (c)  Powers: the execution or purported execution of any powers,
           ------
           authorities and discretions conferred on it pursuant to this Deed or in respect of any matter or thing done or omitted in relation to the Charged Assets (unless directly resulting from the gross negligence or wilful default of the indemnified person).

15.2  Conversion of Currencies.  All monies received or held by the Security
      ------------------------
      Agent under this Deed at any time on or after enforcement in a currency other than a currency in which the Secured Indebtedness (or any part of it) is denominated or in an amount exceeding the amount in the relevant currency in which any Secured Indebtedness is denominated may from time to time be sold for one or more of the currencies in which the Secured Indebtedness is denominated as the Security Agent considers necessary or desirable and the Chargor shall indemnify the Security Agent against all costs, charges and expenses incurred in relation to such sale. The Security Agent shall not have any liability to the Chargor in respect of any loss resulting from any fluctuation in exchange rates after any such sale.

15.3  Currency Indemnity.  If any amount is received by the Security Agent or
      ------------------
      any other Finance Party in a currency other than that in which the relevant obligation or liability of the Chargor was payable (the "Required Currency") pursuant to any law, regulation or order or in the winding up, insolvency or bankruptcy of the Chargor or otherwise, such obligation or liability shall be discharged only to the extent that the Security Agent or that Finance Party may purchase the Required Currency with such other currency in accordance with normal banking procedures of the Security Agent or, as the case may be, that Finance Party upon receipt of such amount. If the amount in the Required Currency which may be so purchased, after deducting any costs of exchange and any other related costs, is less than the amount of the relevant obligation or liability, the Chargor shall indemnify the Security Agent or such other Finance Party against the shortfall. This indemnity shall be an obligation of the Chargor independent of and in addition to its other obligations under this Deed, notwithstanding any time or other concession may have been granted to the Chargor or any other act, matter or thing.

15.4  Payment and Security.  The Security Agent may retain and pay out of any
      --------------------
      money in the Security Agent's hands all sums necessary to effect the payments, obligations and indemnities contained in Clause 14 (Costs, Charges and Expenses) and Clause 15 (Indemnities and Currencies) and all sums payable by the Chargor under Clause 14 and Clause 15 shall form part of the monies hereby secured.

Credit Agreement dated October 30, 2000
Schedule 6

16.   EVIDENCE OF DEBT
      ----------------

      Any statement of account purporting to show an amount due from the Chargor for the purposes of this Deed and signed as correct by an authorised officer of the Security Agent or the Agent shall, in the absence of manifest error, be conclusive evidence of the amount so due.

17.   FURTHER ASSURANCE
      -----------------

17.1  Further Assurance.  The Chargor shall at any time and from time to time
      -----------------
      (whether before or after the security hereby created shall have become enforceable):

      (a)  Execute Documents: execute such further legal or other mortgages,
           -----------------
           charges or assignments in favour of the Security Agent or the Finance Parties; and

      (b)  Other Action: do all such transfers, assurances, acts and things and,
           ------------
           without limiting the generality of the foregoing, give all notices, orders and directions in respect of Charged Assets,

      as the Security Agent may require to secure the Secured Indebtedness or to facilitate the realisation of the Charged Assets or the exercise of any powers conferred on the Security Agent or for the purposes of perfecting and completing any assignment of the Security Agent's rights, benefits or obligations under this Deed.

17.2  Enforcement of Security Agent's Rights.  The Chargor will do or permit to
      --------------------------------------
      be done everything which the Security Agent may from time to time require to be done for the purpose of perfecting or enforcing the Security Agent's rights under this Deed and will allow the name of the Chargor to be used as and when required by the Security Agent for that purpose.

17.3  Form of Documents.  Any instrument which the Chargor is required to
      -----------------
      execute, or of which the Chargor is required to procure the execution, shall be prepared by or on behalf of the Security Agent at the cost of the Chargor and shall contain such clauses as the Security Agent shall reasonably require, including, but not limited to clauses containing an immediate power of sale without notice and excluding section 93, and the restrictions contained in section 103, of the Law of Property Act 1925.

17.4  Other Provisions.  This Clause shall be in addition to and not in
      ----------------
      substitution for the covenants for further assurance deemed to be included in this Deed by virtue of the Law of Property (Miscellaneous Provisions) Act 1994.

18.   POWER OF ATTORNEY
      -----------------

18.1  Power of Attorney.  The Chargor by way of security hereby irrevocably
      -----------------
      appoints the Security Agent and each authorised officer of the Security Agent to whom the Security Agent shall from time to time have delegated the exercise of the power of attorney conferred by this Clause, jointly and also severally, to be the attorney or attorneys of the Chargor to do (either in the name of the Chargor or the attorney) all acts and things which:

      (a)  Chargor's Obligations: the Chargor is obliged to do under this Deed;
           ---------------------
           or

Credit Agreement dated October 30, 2000
Schedule 6

      (b)  Other Acts and Things: in the opinion of the Security Agent, are
           ---------------------
           necessary or desirable in connection with the Charged Assets or the protection or perfection of the Security Agent's interest in the Charged Assets or the exercise of the rights, powers and remedies of the Security Agent or the realisation, getting in or disposition of any Charged Assets, and, without limiting the generality of the foregoing, to execute all deeds and documents of whatever nature, but without rendering the Security Agent liable as a mortgagee in possession, and with full power for all or any of such purposes from time to time to appoint a substitute or sub-attorney and to revoke any such appointment.

18.2  Ratification.  The Chargor hereby ratifies and confirms, and agrees to
      ------------
      ratify and confirm, whatever any such attorney as is mentioned in Clause
      15.1 (Power of Attorney) shall do or purport to do, and all transactions entered into and documents executed, in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in such Clause.

18.3  Powers of Attorney Act.  The power of attorney granted by Clause 18 (Power
      ----------------------
      of Attorney) is, as regards the Security Agent and its delegates (as the Chargor hereby acknowledges), granted irrevocably and for value as part of the security constituted by this Deed to secure proprietary interests of, and the performance of obligations owed to, the respective donees within the meaning of the Powers of Attorney Act 1971.

18.4  Completion of Blanks.  The Security Agent is irrevocably authorised to
      --------------------
      fill in any blanks and otherwise complete and to deliver any instruments executed by the Chargor and deposited with the Security Agent in connection with this Deed.

19.   OTHER ENCUMBRANCES
      ------------------

19.1  Priority of Further Advances.  All monies which are expressed to be
      ----------------------------
      secured by this Deed and which are advanced, paid or otherwise provided after the Security Agent or any other Finance Party receives notice of the creation of any other Encumbrance shall be secured by this Deed in priority to any monies secured by that other Encumbrance, unless the Security Agent specifically agrees in writing.

19.2  Opening of New Account.  If the Security Agent or any other Finance Party
      ----------------------
      receives or is deemed to be affected by actual or constructive notice, of any subsequent Encumbrance or other instrument affecting any part of the Charged Assets and/or the proceeds of realisation thereof, the Security Agent and the other Finance Parties may open a new account for the Chargor. If the Security Agent or any other Finance Party does not open a new account it shall nevertheless be treated as if it had done so at the time when the Security Agent or, if earlier, such other Finance Party received or was deemed to have received notice, and as from that time all payments made to the Security Agent or such other Finance Party shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount for which this Deed is security.

19.3  Rights Regarding prior Encumbrances.  The Security Agent may (but is not
      -----------------------------------
      obliged to) pay any monies, obligations or liabilities secured by any Encumbrance having priority to this Deed and (at the expense of the Chargor) take a transfer of such Encumbrance for the benefit of the Finance Parties. All principal monies, interest, costs, charges and expenses of and incidental to such redemption and transfer shall be paid by the Chargor to the Security Agent on demand.

20.   SECURITY TRUST
      --------------

20.1  Declaration of Trust.  The Security Agent hereby declares that it shall
      --------------------
      hold the Trust Property upon trust for the Finance Parties from time to time in accordance with the Financing Documents. The trusts of the Trust Property shall remain in full force and effect until the earlier of:

     (a)  Specified Date: such date as the Security Agent shall specify on
          --------------
          which:

          (i) all the obligations which are secured by the Security Documents have been fully and finally discharged; and

          (ii) no Finance Party is under any commitment, obligation or liability (whether actual or contingent) to make advances or provide any other financial accommodation to either Obligor under any Financing Document; and

      (b)  Perpetuities: the last day of the period of 80 years from the date of
           ------------
           this Deed which period (and no other) shall be the applicable perpetuity period,

      after which the trusts set out in this Deed shall be wound up and the Security Agent shall release, without recourse or warranty, all of the security created by the Security Documents.

20.2  Powers and Discretions.  To the extent not inconsistent with this Deed,
      ----------------------
      the Security Agent shall have all the powers and discretions conferred upon trustees by the Trustee Act 1925.

20.3  Investment.  Unless provided otherwise in any Security Document, monies
      ----------
      which are received by the Security Agent and held by it as trustee in relation to any of the Security Documents may be invested in the name of or under the control of the Security Agent in any investment authorised by English law for the investment of trust money by trustees or in any other investments which may be selected by the Security Agent, and if not otherwise invested such monies may be placed on deposit in the name of or under the control of the Security Agent at such bank or institution (including the Security Agent) and upon such terms as the Security Agent may think fit.

20.4  Appointment.  The Security Agent may appoint any person established or
      -----------
      resident in any jurisdiction (whether a trust corporation or not) to act as a trustee or agent, either separately or jointly with the Security Agent, in relation to any of the Security Documents if the Security Agent considers that such an appointment is necessary or desirable for the purpose of conforming with any legal requirement in any relevant jurisdiction or otherwise for the purpose of holding, administering, protecting or enforcing any of the Security Documents, and any such trustee or agent shall have such powers and discretions (not exceeding those conferred on the Security Agent) and such obligations as shall be conferred or imposed on it by the Security Agent.

21.   AMENDMENT, WAIVER AND SEVERABILITY
      ----------------------------------

21.1  Amendment.  Any amendment or waiver of any provision of this Deed and any
      ---------
      waiver of any default under this Deed shall only be effective if made in writing and signed by the Security Agent.

21.2  Waiver.  No failure or delay by the Security Agent or any other Finance
      ------
      Party in exercising any right, power or remedy under this Deed shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights, powers and remedies provided in this Deed are cumulative and do not exclude any other rights, powers or remedies provided by law.

21.3  Severability.  If at any time any provision of this Deed is or becomes
      ------------
      illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Deed, shall not be affected or impaired thereby.

22.   MISCELLANEOUS
      -------------

22.1  Counterparts.  This Deed may be executed in any number of counterparts and
      ------------
      by the different parties to this Deed on separate counterparts which when taken together shall constitute one and the same instrument.

22.2  Survival of Indemnities.  The indemnities contained in this Deed are
      -----------------------
      continuing obligations of the Chargor and are separate and independent from the other obligations of the Chargor and shall survive the termination of this Deed.

22.3  Moratorium Legislation.  To the fullest extent permitted by law, the
      ----------------------
      provisions of all existing and future laws which operate or may operate directly or indirectly to lessen or otherwise vary the Chargor's obligations under this Deed or to delay, curtail or otherwise prevent or prejudicially affect the exercise by the Security Agent or any other Finance Party of any of its rights, powers and remedies under this Deed are expressly negatived and excluded.

22.4  Judgments.  Notwithstanding any judgment which the Security Agent or any
      ---------
      other Finance Party may recover against the Chargor in respect of any Secured Indebtedness, the Security Agent or such other Finance Party shall hold the judgment collaterally with this Deed as security for the due payment and satisfaction of Secured Indebtedness and this Deed shall not merge in any judgment.

22.5  Notice and Enforcement.  The Security Agent need not give any notice of
      ----------------------
      this Deed to any person, enforce payment of any Secured Indebtedness, enforce or realise any other Security Document or take any steps or proceedings for any purpose unless the Security Agent thinks fit.

22.6  Consent by Security Agent.  Any consent required of the Security Agent
      -------------------------
      under this Deed may (unless this Deed specifically provides otherwise) be given or withheld by the Security Agent in its absolute discretion and either conditionally or unconditionally.

23.   ASSIGNMENT
      ----------

23.1  Successors and Assigns.  This Deed shall be binding upon and inure to the
      ----------------------
      benefit of the parties to this Deed and their respective successors and permitted assigns.

23.2  Assignment by Chargor.  The Chargor shall not assign or otherwise transfer
      ---------------------
      the benefit of this Deed or any of its rights, duties or obligations under this Deed without the prior written consent of the Security Agent.

23.3  Assignment by Finance Parties.  The Finance Parties may assign or grant
      -----------------------------
      participations in all or any part of their rights under this Deed in accordance with the provisions of Clause 20.2 of the Credit Agreement.

23.4  Change of Security Agent.  The Security Agent may assign and transfer all
      ------------------------
      of its rights to the Charged Assets and all of its rights and obligations under this Deed to a replacement Security Agent appointed in accordance with this Deed and, when such assignment and transfer takes effect, the replacement Security Agent shall be for all purposes acting as agent and trustee in accordance with the trusts in this Deed.

24.   NOTICES
      -------

24.1  Delivery.  Each notice, demand or other communication to be given or made
      --------
      under this Deed shall be in writing and delivered or sent to the relevant party at its address or telex number or fax number set out below (or such other address or telex number or fax number as the addressee has by not less than 7 days' prior written notice specified to the other party):

      To the Chargor:        Hawker Pacific Aerospace
      --------------
                             11240 Sherman Way
                             Sun Valley, CA 91352 - 4942
                             USA


                             Telephone Number    : (1)-818 765 6201
                             Fax Number          : (1)-818 765 8587

                             Attention           : Phil Panzera

     To the Security Agent:  Landesbank Hessen - Thuringen Girozentrale
     ---------------------
                             Main Tower
                             Neue Mainzer Str. 52 - 58
                             60311 Frankfurt am Main
                             Germany


                             Telephone Number    : (49)-0-69-91324202
                             Fax Number          : (49)-0-69-91324350

                             Attention           : Martin Rohmann

24.2  Deemed Delivery.  Any notice, demand or other communication
      ---------------
      addressed to any relevant party in accordance with Clause 24.1 (Delivery) shall be deemed to have been delivered:

      (a)  Letter:  if given or made by letter, when actually delivered to the
           ------
           relevant address;

      (b)  Telex:  if given or made by telex, when despatched with confirmed
           -----
           answerback; and

      (c)  Fax:  if given or made by fax, when despatched with a fax
           ---
           transmission report showing that the entire communication was received, provided that a communication which is received after 5:00 p.m. on a working day, or on a day which is not a full working day, in the place of receipt shall be deemed to be delivered on the next full working day in that place.

24.3 Language.  Each notice or other communication under this Deed shall be in
     --------
     English. Any other documents required to be delivered under this Deed shall be either in English or be accompanied by a certified translation into English.

25.  GOVERNING LAW AND JURISDICTION
     ------------------------------

25.1 Law.  This Deed and the rights and obligations of the parties hereunder
     ---
     shall be governed by and construed in accordance with the laws of England.

25.2 Jurisdiction.  The Chargor irrevocably agrees for the benefit of the
     ------------
     Security Agent and the other Finance Parties that any legal action arising out of or relating to this Deed may be brought in the courts of England and irrevocably submits to the exclusive jurisdiction of such courts.

25.3 No Limitation on Right of Action.  Nothing in this Deed shall limit the
     --------------------------------
     right of the Security Agent or any other Finance Party to commence any legal action against the Chargor and/or its assets in any other jurisdiction or to serve process in any manner permitted by law, and the taking of proceedings in any jurisdiction shall not preclude the Security Agent or any other Finance Party from taking proceedings in any other jurisdiction whether concurrently or not.

25.4 Waiver; Final Judgment Conclusive.  The Chargor irrevocably and
     ---------------------------------
     unconditionally waives any objection which it may now or hereafter have to the choice of England as the venue of any legal action arising out of or relating to this Deed and agrees not to claim that any court in that venue is not a convenient or proper forum. The Chargor also agrees that a final judgment against it in any such legal action shall be final and conclusive and may be enforced in any other jurisdiction, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.

25.5 Waiver of Immunity.  The Chargor irrevocably and unconditionally waives
     ------------------
     any immunity to which it or its assets may at any time be or become entitled, whether characterised as sovereign immunity or otherwise, from any set-off or legal action in England or elsewhere, including immunity from service of process, immunity from jurisdiction of any court or tribunal, and immunity of any of its assets from attachment prior to judgment or from execution of a judgment.

25.6 Process Agent.  Without prejudice to any other mode of service allowed
     -------------
     under any relevant law, the Chargor:

     (a) irrevocably appoints Messrs Paris Smith and Randall of Number One London Road, Southampton SO15 2AE, England (Ref. AEH) as its agent for service of process in relation to any proceedings before the English courts in connection with any Financing Document; and

     (b) agrees that failure by such process agent to notify the Chargor of the process will not invalidate the proceedings concerned.

THIS DEED has been executed as a Deed by the parties hereto and is intended to be and is hereby delivered on the date stated at the beginning of this Deed.

                                    Schedule

                                   Securities



--------------------------------------------------------------------------------

                                                  No of         Share
                                                  -----         -----
Company                        Class of Shares    Shares        Certificate Nos
-------                        ----------------   ------        ---------------
--------------------------------------------------------------------------------

Hawker Pacific Aerospace Ltd   Ordinary              5,637,049         Number 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE CHARGOR
-----------


SIGNED AND DELIVERED as a Deed  )
for and on behalf of            )
HAWKER PACIFIC AEROSPACE        )
by                              )         /s/ David L. Lokken
                                          --------------------------------
                                )         Authorised signatory
                                )
David L. Lokken CEO             )
--------------------------      )
Name / Title                    )
                                )
                                )
Philip M. Panzere EVP           )
--------------------------      )
Name / Title                    )         /s/ Philip M. Panzera
                                          --------------------------------
                                )         Authorised signatory
                                )



THE SECURITY AGENT
------------------


SIGNED AND DELIVERED as a Deed  )
for and on behalf of            )
LANDESBANK HESSEN - THURINGEN   )
GIROZENTRALE                    )        /s/ Frank Dohl
by                              )        ---------------------------------
                                )        Authorised signatory
                                )
Frank Dohl V.P.                 )
--------------------------      )
Name / Title                    )
                                )
                                )
Martin Rohmann                  )
--------------------------      )        /s/ Martin Rohmann
Name / Title                    )        ---------------------------------
                                )        Authorised signatory
                                )
                                )

THE BANKS
---------



SIGNED AND DELIVERED as a Deed  )
for and behalf of               )
LANDESBANK HESSEN - THURINGEN   )
GIROZENTRALE                    )         /s/ Frank Dohl
by                              )         ---------------------------
                                )         Authorised signatory
                                )
Frank Dohl V.P.                 )
--------------------------      )
Name / Title                    )
                                )
                                )
Martin Rohmann                  )
--------------------------      )         /s/ Martin Rohmann
Name / Title                    )         ---------------------------
                                )         Authorised signatory
                                )

Credit Agreement dated October 30, 2000
Schedule 7
----------


                  FIXED AND FLOATING CHARGES HAWKER UK ASSETS
                  -------------------------------------------

Credit Agreement dated October 30, 2000
Schedule 7

                                                                  EXECUTION COPY

                             DATED 30 OCTOBER 2000
                             ---------------------



                         HAWKER PACIFIC AEROSPACE LTD.

                                as the Company

                                      and

                  LANDESBANK HESSEN - THURINGEN GIROZENTRALE
                               as Security Agent
           on its own behalf and as trustee for the Finance Parties


                         ------------------------------

                                   DEBENTURE
                   incorporating Fixed and Floating Charges

                         ------------------------------



                                      AB
                             100 New Bridge Street
                                    London
                                   EC4V 6JA
                              Tel: (020) 79191000
                              Fax: (020) 79191999
                                 Ref: BES/CXI

Credit Agreement dated October 30, 2000
Schedule 7


                                   CONTENTS
                                   --------

Number                        Clause Heading                          Page
------                        --------------                          ----
1.   INTERPRETATION................................................      1
2.   COVENANT TO PAY...............................................      5
3.   CHARGE........................................................      6
4.   CONTINUING SECURITY...........................................      8
5.   ACCOUNTS WITH SECURITY AGENT..................................      8
6.   SECURITIES....................................................      9
7.   REPRESENTATIONS AND WARRANTIES................................     10
8.   UNDERTAKINGS..................................................     10
9.   ENFORCEMENT OF SECURITY.......................................     18
10.  SET-OFF.......................................................     23
11.  RECEIPT AND APPLICATION OF MONIES.............................     23
12.  PAYMENTS......................................................     24
13.  COSTS, CHARGES AND EXPENSES...................................     25
14.  INDEMNITIES AND CURRENCIES....................................     26
15.  EVIDENCE OF DEBT..............................................     27
16.  FURTHER ASSURANCE.............................................     27
17.  POWER OF ATTORNEY.............................................     27
18.  OTHER ENCUMBRANCES............................................     28
19.  PROTECTIVE CLAUSES............................................     28
20.  SECURITY TRUST................................................     30
21.  AMENDMENT, WAIVER AND SEVERABILITY............................     31
22.  MISCELLANEOUS.................................................     31
23.  ASSIGNMENT....................................................     32
24.  NOTICES.......................................................     32
25.  GOVERNING LAW AND JURISDICTION................................     33

Schedules
---------

Schedule 1 Real Property...........................................     36
Schedule 2 Equipment...............................................     36
Schedule 3 Securities..............................................     36
Schedule 4 Intellectual Property...................................     36

THIS DEED is made on the ______ day of October 2000

BETWEEN

(1) HAWKER PACIFIC AEROSPACE LTD., a company incorporated in England with its registered office at Unit 3, Dawley Park, Kestrel Way, Hayes, Middlesex UB3 1HP (the "Company"); and

(2) LANDESBANK HESSEN - THURINGEN GIROZENTRALE of Main Tower, Neue Mainzer Str. 52 - 58, 60311 Frankfurt am Main, Germany on its own behalf and as trustee for the Finance Parties from time to time (in such capacity, the "Security Agent").

WHEREAS:

(A) By a Facility Agreement dated on or about the date of this Deed (the "Facility Agreement") made between (1) the Company, as Borrower, (2) Hawker Pacific Aerospace as Additional Obligor, (3) Landesbank Hessen-Thuringen Girozentrale, as agent, arranger, security agent and lender and (4) Kreditanstalt fur Wiederaufbau as co-arranger and lender, the Banks (as defined in the Facility Agreement), have agreed to make available to the Company loan facilities on the terms set out in the Facility Agreement.

(B) By a Credit Agreement dated on or about the date of this Deed (the "Credit Agreement" and together with the Facility Agreement, the "Credit Documents") made between (1) Hawker Pacific Aerospace, as Borrower, (2) Landesbank Hessen-Thuringen Girozentrale, as mandated arranger, agent, security agent and lender and (3) Kreditanstalt fur Wiederaufbau as co-arranger and lender, the Banks (as defined in the Credit Agreement) have agreed to make available to the Hawker Pacific Aerospace loan facilities on the terms set out in the Credit Agreement.

(C) The Security Agent is acting as trustee for the Finance Parties pursuant to this Deed.

(D) It is a condition precedent to the Banks (as defined herein) making the above facilities available to the Obligors (as defined herein) that the Company enters into this Deed.

IT IS AGREED as follows:

1.   INTERPRETATION
     --------------

1.1  Definitions and Construction.  In this Deed, terms and expressions defined
     ----------------------------
     in or construed for the purposes of the Facility Agreement and not defined below shall have the same meanings or be construed in the same manner when used in this Deed, and the following terms shall have the following meanings:

     "Additional Obligor" means Hawker Pacific Aerospace;

     "Chattels" means:

     (a)  the equipment and/or goods specified in Schedule 2 (Equipment); and

     (b) all other chattels, plant, machinery, goods and other equipment now or at any time in the future owned by the Company and its interest in any chattels, plant, machinery, goods and other equipment in its possession, together with all its

Credit Agreement dated October 30, 2000
Schedule 7

          rights in respect thereof and the benefit of all warranties and maintenance contracts, and including any chattels, plant, machinery, goods or other equipment which is hired, leased or rented by the Company to any other person together in such cases with the benefit of the related hiring, leasing or rental contract and any guarantee, indemnity or other security for the performance of the obligations of any person under or in respect of such contract, but excluding:

     (i) chattels, plant, machinery, goods and other equipment for the time being forming part of the Company's stock-in-trade or work-in-progress or within the definition of Real Property; and

     (ii) Rotable Assets;

     "Credit Documents" has the meaning given in Recital (B);

     "Debtor" means any person who is liable (whether as principal debtor or as surety and whether actually or contingently) to pay or discharge a Debt;

     "Debts" means all book and other debts and monetary claims including bank deposits and credit balances (whatever called) with any bank or financial institution (including, without limitation, any Finance Party), whether arising under contract or in any other manner and whether originally owing to the Company or purchased or otherwise acquired by it, and all choses in action now or at any time in the future due or owing to the Company together with the full benefit of all rights and remedies relating thereto (including, without limitation, any negotiable or non-negotiable instruments, guarantees, indemnities, debentures, liens, legal and equitable charges, reservations of title, rights of tracing and all other rights or remedies of any kind in respect of any of the foregoing);

     "Encumbrance" means:

     (a) any mortgage, charge, pledge, hypothecation, lien, encumbrance or other security interest or any other arrangement having the effect if conferring security, including a conditional sale, hire purchase or lease agreement or other title retention arrangement; and

     (b) any arrangement whereby rights are subordinated to the rights of a third party;

     "Environment" means all or any of the following media, namely the air, water and land; and the medium of air includes the air within buildings and the air within other natural or man-made structures above or below ground;

     "Environmental Law" means all and any laws, common law, statutes, directives, regulations, notices, standards having force of law, codes of practice, guidance notes, bye-laws, judgments, decrees or orders, whether of the European Community, the United Kingdom or any other relevant jurisdiction, relating to pollution, contamination or protection of the Environment or the storage, labelling, handling, release, treatment, manufacture, processing, deposit, transportation or disposal of Hazardous Substances;

     "Environmental Licence" means any permit, licence, authorisation, consent or other approval required by or under any Environmental Law;

Credit Agreement dated October 30, 2000
Schedule 7


     "Event of Default" means any event or occurrence which entitles the Banks to terminate the Facilities, including without limitation any of the events or circumstances specified in Clause 18.2 of the Facility Agreement;

     "Facilities" means the facilities made available to the Obligors under the Credit Documents;

     "Finance Party" means each person which is from time to time a Bank, Mandated Arranger, Agent, Security Agent or Co - Arranger under either of the Credit Documents;

     "Financing Documents" means each document which is a "Financing Document" for the purposes of either Credit Document;

     "Hazardous Substance" means any substance of whatever description which may cause or have a harmful effect on the Environment or the health of man or any other living organism (whether alone or in combination with any other substance) including (without limitation) all poisonous, toxic, noxious, dangerous and offensive substances;

     "Insurances" means all contracts and policies of insurance of any kind which are from time to time taken out by or on behalf of the Company or (to the extent of such interest) in which the Company has an interest;

     "Intellectual Property" means:

     (a) the intellectual property rights specified in Schedule 4 (Intellectual Property); and

     (b) all other rights in any intellectual property or similar rights now or at any time in the future belonging to the Company including (without limitation) patents, trade marks, service marks, designs, utility models, copyrights, design rights, topographical rights, computer programs, applications for registration of and the right to apply for, any of the foregoing in any part of the world, improvements, prolongations and extensions of any of the foregoing, moral rights, inventions, confidential information, trade secrets, know-how and rights of a similar nature arising or subsisting anywhere in the world, whether registered or unregistered, and the benefit of all licences of any of the foregoing granted to or by the Company together with all fees, royalties or other rights derived from any of the foregoing;

     "Obligor" means each of the Company and the Additional Obligor;

     "Permitted Encumbrance" means:

     (a) the Deed of Legal Charge dated on or about the date of this Deed made between the Chargor, the Company and the Security Agent; and

     (b) any Encumbrance executed by the UK Obligor in favour of the US Obligor in respect of which a deed of priorities in form and substance satisfactory to the Security Agent has been executed;

     "Real Property" means:

     (a)  the land specified in Schedule 1 (Real Property); and

Credit Agreement dated October 30, 2000
Schedule 7


     (b) all other freehold, leasehold and other immovable property now or at any time in the future belonging to the Company,

     and all buildings, fixtures (including trade and tenant's fixtures), fixed plant and machinery from time to time on any such property, all proceeds of sale thereof and the benefit of any covenants for title in respect thereof and all Encumbrances, options, contractual rights, estates and interests over land both present and future;

     "Receiver" means each and any receiver, manager, receiver and manager or other similar officer appointed by the Security Agent in respect of the security created by or pursuant to this Deed;

     "Related Rights" means:

     (a) all rights, benefits and advantages of any kind deriving from or incidental to any Securities and all dividends and interest paid or payable in relation thereto;

     (b) all shares, securities, rights, monies or other property accruing, offered or issued at any time by way of redemption, conversion, exchange, substitution, bonus, preference, option or otherwise in respect thereof; and

     (c)  the certificates representing any of the foregoing;

     "Rotable Assets" means landing gears, flap tracks, flap carriages and other related items (including sub-assemblies) which can be economically restored to a condition ready for fitment to an aircraft and, in the normal course of operations, can be repeatedly rehabilitated to such condition;

     "Secured Indebtedness" means all monies, obligations and liabilities of any kind now or at any time in the future due, owing, incurred or payable (whether actually or contingently) by an Obligor to a Finance Party under or pursuant to the Credit Documents or any other Financing Document (whether on account of principal, interest, fees, indemnity payments, losses, damages or otherwise) and all other monies hereby agreed to be paid;

     "Securities" means:

     (a)  the securities specified in Schedule 3 (Securities); and

     (b) all other stocks, shares, debentures, bonds, notes, warrants and other securities of any kind (including loan capital) of any person now or at any time in the future beneficially owned by the Company or in which the Company has an interest, and all rights of any kind which the Company now has or at any time in the future acquires as against any clearance or settlement system or any custodian in respect of any such securities; and

     "Security Agent" means the Security Agent acting on its own behalf and as trustee for the Finance Parties;

Credit Agreement dated October 30, 2000
Schedule 7


     "Security Assets" means all of the property, assets and undertaking of the Company, present and future, expressed to be assigned or charged to the Security Agent by or pursuant to this Deed;

     "Security Documents" means each document which is a "Security Document" for the purposes of either Credit Document;

     "Trust Property" means the undertaking of the contained in Clause 2 (Covenant to Pay Security Agent) and all or any part of the assets, rights, interests and benefits which may now or at any time in the future be mortgaged, charged, assigned or granted or the subject of an Encumbrance in favour of the Security Agent pursuant to any Financing Document and, for the avoidance of doubt, the proceeds of any of the foregoing.

1.2  Successors and Assigns.  The expressions "Company", "Security Agent",
     ----------------------
     "Banks" and "Finance Parties" shall, where the context permits, include their respective successors and permitted assigns and any persons deriving title under them.

1.3  Miscellaneous.  In this Deed, unless the context requires otherwise:
     -------------

     (a)  Statutes:  references to provisions of any law or regulation shall be
          --------
          construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

     (b)  Construction: words importing the singular include the plural and vice
          ------------
          versa; words importing a gender include the other gender;

     (c)  Financing Documents: references to this Deed, the Credit Documents or
          -------------------
          any other Financing Document shall be construed as references to this deed or such document as the same may be amended, supplemented, restated or novated from time to time;

     (d)  Clauses, Etc: references to Clauses and Schedules are to clauses of
          -------
          and schedules to this Deed and references to this Deed include its Schedules; and

     (e)  Headings: clause headings are inserted for reference only and shall be
          --------
          ignored in construing this Deed.

1.4  Deed.  It is intended by the parties that this document shall take
     ----
     effect as a deed notwithstanding the fact that a party may only execute this document under hand.

1.5  Third Party Rights. The Contracts (Rights of Third Parties) Act 1999 shall
     ------------------
     not apply to this Deed and no person not party to this Deed shall have or acquire any right to enforce any term of it pursuant to that Act. This Clause shall not affect any right or remedy of any third party which exists or is available otherwise than by reason of that Act and shall prevail over any other provision of this Deed which is inconsistent with it.

2.   COVENANT TO PAY
     ---------------

     Without prejudice to its respective obligations to the Finance Parties under the Financing Documents, the Company undertakes to the Security Agent to pay to the Security Agent on behalf of the Finance Parties the Secured Indebtedness whenever the same is due in accordance with, and in the manner required by, the Financing Documents and duly and

Credit Agreement dated October 30, 2000
Schedule 7


     punctually to observe and perform all its obligations contained in each Financing Document to which it is a party.

3.   CHARGE
     ------

3.1  Grant of Charge.  The Company with full title guarantee and without the
     ---------------
     benefit of section 6(2) of the Law of Property (Miscellaneous Provisions) Act 1994 charges and agrees to charge to the Security Agent:

     (a)  Fixed Charge: the Security Assets specified in Clause 3.2 (Fixed
          ------------
          Charge) by way of first fixed charge; and

     (b)  Floating Charge: the Security Assets specified in Clause 3.3 (Floating
          ---------------
          Charge) by way of first floating charge,

     as continuing security for the due and punctual payment and discharge of the Secured Indebtedness and the due and punctual observance and performance by the Obligors of all other obligations of the Obligors contained in the Financing Documents.

3.2  Fixed Charge.  The property charged by way of first fixed charge is the
     ------------
     following:

     (a)  Real Property: the Real Property (which, in so far as it consists of
          -------------
          land vested in the Company at the date of this Deed, shall be charged by way of legal mortgage);

     (b)  Chattels: the Chattels;
          --------

     (c)  Debts: the Debts;
          -----

     (d)  Securities: the Securities and Related Rights;
          ----------

     (e)  Intellectual Property: the Intellectual Property (which, to the extent
          ---------------------
          that it consists of copyrights and patents, shall be assigned by way of mortgage);

     (f)  Insurances: all monies from time to time payable to the Company under
          ----------
          or pursuant to the Insurances and all benefits in respect thereof, including all claims and returns of premiums, and any monies for the time being standing to the credit of the account referred to in Clause 8.4(j) (Application of Monies);

     (g)  Licences: the benefit of all present and future licences, consents and
          --------
          authorisations (statutory or otherwise) held in connection with the Company's business or the use of any of its assets, and the right to all compensation which may at any time become payable to it in respect thereof;

     (h)  Agreements: (to the extent that they do not fall within any other
          ----------
          paragraph of this Clause 3.2) all of the Company's rights and benefits under any distributorship, agency, partnership, joint venture or similar agreements, any letters of credit issued in its favour and all bills of exchange and other negotiable instruments held by it;

     (i)  Pension Fund: any beneficial interest, claim or entitlement of the
          ------------
          Company in any pension or similar fund;

Credit Agreement dated October 30, 2000
Schedule 7


     (j)  Records: all books of account, registers, records, vouchers, computer
          -------
          software, computer printouts and other documents relating in any way to the business of the Company; and

     (k)  Goodwill: the goodwill of the Company and its uncalled and called but
          --------
          unpaid capital and premiums now or at any time hereafter in existence and future calls (whether made by the directors of the Company or by a receiver, administrator or liquidator).

3.3  Floating Charge.  The property charged by way of first floating charge is
     ---------------
     the whole of the Company's undertaking and all its present and future property and assets (wherever situated), other than any property or assets from time to time or for the time being effectively charged by way of first fixed charge to the Security Agent by Clauses 3.1 (Grant of Charge) and 3.2 (Fixed Charge) but including (whether or not so effectively charged) any of the Company's property and assets situated in Scotland.

3.4  Crystallisation by Notice.  The Security Agent may at any time immediately
     -------------------------
     upon or at any time after the occurrence of an Event of Default by notice in writing to the Company and notwithstanding any delay or waiver of any previous default, convert any charge created under this Deed which then operates as a floating charge to a fixed charge in respect of any of the Security Assets specified in the notice.

3.5  Automatic Crystallisation.  The floating charge hereby created shall,
     -------------------------
     without the need for any act by the Security Agent, automatically and immediately crystallise and the charge shall operate as a fixed charge:

     (a)  All Assets: in respect of all Security Assets which are not for the
          ----------
          time being effectively charged to the Security Agent by way of fixed charge if:

          (i) an application is made, a petition is presented or any proceeding is commenced for an order, or a meeting is convened to consider a resolution or a resolution is passed, or an order is made, for the winding up, insolvency, administration, reorganisation, reconstruction, dissolution or bankruptcy of any Obligor;

          (ii) a liquidator, administrator, administrative receiver, receiver, receiver and manager, trustee or similar officer is appointed in respect of any Obligor or of all or any part of the business, assets or revenues of any Obligor;

          (iii) any person levies or attempts, purports or proposes to levy execution, distress or any other similar process upon or against all or any part of the business, assets or revenues of any Obligor in respect of a debt exceeding GBP 35,000;

          (iv) any Obligor stops or suspends payments to its creditors generally or is unable, is deemed by law to be unable, or admits its inability, to pay its debts as they fall due or ceases to carry on its business;

          (v) any Obligor enters into or seeks to enter into any scheme of arrangement, composition, assignment for the benefit of, or other arrangement with, its creditors or any class of creditors; or

Credit Agreement dated October 30, 2000
Schedule 7


          (vi) any Obligor reduces or takes any steps to reduce its capital or in any way limits or restricts calls in respect of its issued but uncalled capital; or

     (b)  Specific Assets: in respect of any asset forming part of the Security
          ---------------
          Assets which is not for the time being effectively charged to the Security Agent by way of fixed charge if:

          (i) the Company deals, or attempts, purports or proposes to deal, with that asset otherwise than in accordance with this Deed;

          (ii) any person levies or attempts, purports or proposes to levy, execution, distress or any other similar process in respect of that asset;

          (iii) any Encumbrance over that asset becomes capable of being enforced or any person enforces, or attempts, purports or proposes to enforce, any Encumbrance over that asset.

3.6  De-crystallisation.  If the floating charge over any Security Assets
     ------------------
     becomes fixed in accordance with Clause 3.4 (Crystallisation by Notice) or
     3.5 (Automatic Crystallisation) it shall again become a floating charge over those Security Assets if the Security Agent gives the Company a notice in writing to that effect.

3.7  Discharge. When the Security Agent is satisfied that the trusts constituted
     ---------
     by this Deed have come to an end, the Security Agent shall, at the request and cost of the Company, and in such form as the Security Agent shall approve, discharge the security created by this Deed, without recourse or warranty.

4.   CONTINUING SECURITY
     -------------------

4.1  Continuing Security.  This Deed shall be a continuing security and shall
     -------------------
     remain in full force and effect until the Secured Indebtedness has been paid in full and none of the Finance Parties has any obligation or liability (actual or contingent) under either Credit Document or any other Financing Document, notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Company or any other person or any intermediate settlement of account or other matter whatsoever.

4.2  Independent Security.  This Deed is in addition to, and independent of, any
     --------------------
     Encumbrance, guarantee or other security or right or remedy now or at any time in the future held by or available to the Security Agent or any other Finance Party.

5.   ACCOUNTS WITH SECURITY AGENT
     ----------------------------

     Notwithstanding any terms on which monies may have been deposited in any account with the Security Agent, the Company agrees with the Security Agent that:

     (a)  No Debt:  following the occurrence of an Event of Default, no deposit
          -------
          made by the Company with the Security Agent and no other amount owing by the Security Agent to the Company (each referred to collectively in this Clause as a "deposit") shall constitute a debt owed by the Security Agent to the Company (and the Security Agent shall not (except as provided in this Clause), be under any obligation or liability to repay the same or any part of it to the Company and the

Credit Agreement dated October 30, 2000
Schedule 7

          Company shall not (unless the Security Agent otherwise agrees in writing) be entitled to make any withdrawals of any deposit or receive any deposit);

     (b)  No Alienation: no deposit made by the Company with the Security Agent
          -------------
          and no other amount owing by the Security Agent to the Company (each referred to collectively in this Clause as a "deposit") shall be capable of being assigned, transferred, charged or the subject of a declaration of trust;

     in each case until:

     (i)  Full Payment: the trusts constituted by this Deed have come to an end;
          ------------
          or

     (ii) Release:  the Security Agent has released the security constituted by
          -------
          this Deed.

6.   SECURITIES
     ----------

     (a) Before Default: The Company may, until an Event of Default occurs or the relevant Securities become registered in the name of the Security Agent or its nominee (whichever is earlier):

          (i) exercise or cause to be exercised in such manner as the Company may direct any voting or other rights attached to any of the Securities, provided that such voting rights shall not be exercised in any manner which is, in the opinion of the Security Agent, prejudicial to the security intended to be conferred on the Security Agent and the other Finance Parties by this Deed or is in breach of the provisions of this Deed or any other Financing Document to which it is a party or so as to permit any variation of the rights attaching to or conferred by any Securities; and

          (ii) retain and apply for its own use all dividends, interest and other monies paid in respect of any Securities; and

     (b)  After Default: Immediately after an Event of Default occurs or the
          -------------
          relevant Securities become registered in the name of the Security Agent or its nominee or the Company receives written notice from the Security Agent to that effect (whichever is earliest), all the rights and entitlements of the Company under Clause 6 (a) (Before Default) shall cease and:

          (i) only the Security Agent (or its nominee) shall be entitled to exercise the voting and other rights attached to the Securities;

          (ii) any payments which the Company would have been entitled to receive and retain shall instead be paid to and retained by the Security Agent (to be applied in accordance with the terms of this Deed), and any such payments which may be received by the Company shall be promptly paid over to the Security Agent and, pending such payment, shall be held in trust for the Security Agent; and

          (iii) the Security Agent and its nominees may in the name of the Company or otherwise and without any consent or authority on the part of the Company exercise or cause to be exercised in respect of the Securities or any part thereof in addition to the rights and powers referred to above all those

Credit Agreement dated October 30, 2000
Schedule 7


                powers given to trustees by section 10(3) and 10(4) of the Trustee Act 1925 in respect of securities or property subject to a trust.

7.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

7.1  Memorandum and Articles.  The Company hereby certifies that neither the
     -----------------------
     execution of this Deed nor the creation of the security hereby constituted contravenes any of the provisions of the Memorandum and Articles of Association of the Company.

7.2  Representations and Warranties. The Company represents and warrants to the
     ------------------------------
     Security Agent and each of the other Finance Parties that:

     (a) the Security Assets are or when acquired will be beneficially owned by the Company free from any Encumbrance except as created under or pursuant to this Deed or any Permitted Encumbrance and no person other than the Company has the use, occupation or possession of the Security Assets or any part thereof;

     (b) the respective particulars of the Security Assets set out in the Schedules are accurate and the Company has good and marketable title thereto;

7.3  Continuing Representation and Warranty.  The Company also represents and
     --------------------------------------
     warrants to and undertakes with the Security Agent and each of the other Finance Parties that the foregoing representations and warranties will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances subsisting from time to time.

8.   UNDERTAKINGS

8.1  Undertakings Relating to Security Assets Generally.  The Company undertakes
     --------------------------------------------------
     to the Security Agent that, throughout the continuation of the Facility and so long as any Secured Indebtedness is or may become payable, the Company will, unless the Security Agent otherwise agrees in writing:

          General Negative Pledge
          -----------------------

     (a)  Encumbrances: not (except under or pursuant to this Deed or the
          ------------
          Facility Agreement):

          (i) create or attempt or agree to create or permit to arise or exist any Encumbrance, other than a Permitted Encumbrance, on or affecting the Security Assets or any part of them (except a lien arising solely by operation of law in the ordinary course of business which does not secure indebtedness for borrowed money and is discharged when due); or

          (ii) (without limiting the generality of the foregoing) deal in any manner with, create any security or Encumbrance over or allow any other third party rights to arise over or against any bank account of the Company or in which the Company has an interest (whether with the Security Agent or any other person) or any part thereof (whether by way of assignment, trust or otherwise);

     (b)  Disposals: not sell, assign, transfer, lease, deal with or dispose of
          ---------
          the Security Assets or any part thereof or attempt or agree to do so except in the case of:

Credit Agreement dated October 30, 2000
Schedule 7

     (i) stock-in-trade or Rotable Assets (which may, subject to the other provisions of this Deed, be sold in the usual course of trading as now conducted by the Company and for the purpose of carrying on the Company's business); and

     (ii) other assets for the time being subject to the floating charge created by Clauses 3.1 (Grant of Charge) and 3.3 (Floating Charge) (which may, subject to the other provisions of this Deed, be disposed of in the ordinary course of business); or

     Perfection
     ----------

(c)  Deposit of Documents:  deposit with the Security Agent or to its order all
     --------------------
     deeds, certificates and documents (including original policies of insurance) which constitute or evidence title to any Security Assets (such deposit to be made immediately upon the execution of this Deed or, if later, when the Company obtains possession of such deeds, certificates or documents);

(d)  Notices:  if and when required by the Security Agent, and at the Company's
     -------
     cost, affix to such items of the Security Assets or endorse or cause to be endorsed upon such of the documents referred to in paragraph (c) (Deposit of Documents) above labels, markings or memoranda in such form as the Security Agent may require drawing attention to the security constituted by or pursuant to this Deed;

(e)  Overseas Property:  in respect of any part of the Security Assets situated
     -----------------
     outside England and Wales or subject to the laws of any jurisdiction other than England and Wales, execute, or procure that there are executed, such documents and take or procure such steps as are in the opinion of the Security Agent necessary, desirable or appropriate to create security over such Security Assets in or under the laws of such jurisdiction equivalent or analogous in effect to the security constituted by or pursuant to this Deed (for which purpose the Security Agent shall be entitled to appoint such advisers (legal and otherwise) as it considers appropriate to prepare any necessary documentation and advise on any necessary procedures to constitute such security in any such jurisdiction and the Company shall be responsible for the costs thereof).

     Protection of Security
     ----------------------

(f)  Protection of Security Assets:  upon demand by the Security Agent take or
     -----------------------------
     defend all such legal proceedings, and take all such other steps, as the Security Agent may require for the protection of any Security Assets;

(g)  Not Prejudice:  not do, omit to do, cause or permit to occur, any act,
     -------------
     omission or thing which would or might result in any Security Assets being surrendered, forfeited, cancelled or prejudiced in any way or reduced in value, or this Deed or any rights, powers or remedies of the Security Agent under this Deed being prejudiced or adversely affected;

     Ongoing Obligations
     -------------------

(h)  Maintenance and Repair: maintain and repair and keep all buildings, other
     ----------------------
     structures, trade and other fixtures, fixed and other plant and machinery and all

Credit Agreement dated October 30, 2000
Schedule 7

          chattels and other equipment forming part of the Security Assets in good and substantial repair and in good working order and condition;

     (i)  Access: provide to the Security Agent, and procure that all other
          ------
          persons having possession or control of any Security Assets or any land or buildings on which any Security Assets are for the time being located provide to the Security Agent, full and unfettered access to the Security Assets for the purpose of inspecting any Security Assets or exercising any rights, powers or remedies of the Security Agent;

     (j)  Notification of Inventory: upon demand by the Security Agent provide
          -------------------------
          to the Security Agent a full and complete inventory of the Security Assets including the value and location of each item of the Security Assets;

     (k)  Notification of Events:  immediately inform the Security Agent of:
          ----------------------

          (i) any litigation, arbitration or administrative proceeding taking place, pending or threatened in relation to any of the Security Assets;

          (ii) any damage, loss, theft, arrest, confiscation, seizure or any other event which affects or might affect the rights of the Security Agent or any other Finance Party under this Deed or involves any loss or reduction in value of any Security Assets;

     (l)  Registration of Share Transfers: not register any transfer of any
          -------------------------------
          partly paid shares in the capital of the Company without the prior written consent of the Security Agent;

     (m)  Subsidiaries: not form or acquire any subsidiary (as defined in
          ------------
          section 736 of the Companies Act 1985) or transfer, sell, lease or otherwise dispose of any Security Assets to any connected person (as defined in section 249 of the Insolvency Act 1986);

     (n)  Notification of Receipt of Notices: within 14 days after the receipt
          ----------------------------------
          by the Company of any application, requirement, order or notice served or given by any public, local or any other authority with respect to all or any part of the Security Assets, give written notice thereof to the Security Agent and also (within 7 days after demand) produce the same or a copy thereof to the Security Agent and inform it of the steps taken or proposed to be taken to comply with any such requirement thereby made or implicit therein; and


     (o)  Statutes: duly and punctually perform and observe all its obligations
          --------
          in connection with the Security Assets under any present or future statute or any regulation, order or notice made or given thereunder.

8.2  Undertakings Relating to Real Property.  The Company undertakes to the
     --------------------------------------
     Security Agent that, throughout the continuation of the Facility and so long as any Secured Indebtedness is or may become payable, the Company will, unless the Security Agent otherwise agrees in writing:

     (a)  Registered Land: in the case of any Real Property which is registrable
          ---------------
          or becomes registrable after its acquisition under the Land Registration Acts 1925 to 1986:

Credit Agreement dated October 30, 2000
Schedule 7

     (i) promptly notify the Security Agent of the title numbers of such property upon its acquisition or as soon as each respective title number is allotted by H.M. Land Registry;

     (ii) upon the making of any application to H.M. Land Registry for the registration of the Company or such other persons as the Security Agent may permit as the Registered Proprietor thereof, request the Chief Land Registrar to enter upon the Charges Register of such property a note of this Deed in any form which the Security Agent requires; and

     (iii) in relation to any Real Property which is the subject of an application for registration of title at H.M. Land Registry, use its best endeavours to answer any requisitions from H.M. Land Registry;

(b)  Notification of Acquisitions:  notify the Security Agent in writing
     ----------------------------
     promptly upon the acquisition by the Company from time to time of any freehold, leasehold or other immovable property;

(c)  Compliance with Obligations:  duly and punctually comply with and observe
     ---------------------------
     all terms and conditions contained in all conveyances, transfers, leases, tenancies, licences and Encumbrances and all covenants and restrictions affecting any Real Property and not do or suffer to be done any act or thing whereby any such lease or licence is surrendered or is likely to become liable to forfeiture or otherwise be unilaterally determined by the landlord or other party;

(d)  No Alterations:  not pull down, alter, extend or remove any building,
     --------------
     structure or other improvements forming part of the Real Property;

(e)  Registered Land:  not permit any person to become registered as proprietor
     ---------------
     under the Land Registration Acts of any Real Property;

(f)  Overriding Interests:  not create or permit to arise any overriding
     --------------------
     interest as defined in section 70 of the Land Registration Act 1925;

(g)  Taxes and Outgoings:  pay as and when the same must be paid all taxes,
     -------------------
     rates, duties, charges, assessments and outgoings whatsoever (whether parliamentary, parochial, local or of any other description) which shall be assessed, charged or imposed upon or payable in respect of the Real Property or any part thereof (save to the extent that payment of the same is being contested in good faith);

(h)  User:  use the Real Property only for such purpose or purposes as may for
     ----
     the time being be authorised as the permitted use or user thereof under or by virtue of the Town and Country Planning Acts;

(i)  Development:  not make any application under the Town and Country Planning
     -----------
     Acts or any other enactment to change the authorised use or to carry out any other development of the Real Property;

(j)  Statutes:  comply with the provisions of all statutes for the time being in
     --------
     force and every notice, order, direction, licence, consent or permission given thereunder and the requirements of any competent authority so far as they relate to the Real Property or its use;

Credit Agreement dated October 30, 2000
Schedule 7

     (k)  Leases: not grant or agree to grant (whether in exercise or
          ------
          independently of any statutory power) any lease or tenancy of the Real Property or any part thereof or accept or agree to accept surrenders thereof or permit any person to become entitled to any proprietary right or interest which might affect the value of any Real Property; and

     (l)  Investigation of Title: promptly deliver to the Security Agent a copy
          ----------------------
          of each report on title or certificate of title prepared on behalf of the Company in respect of any Real Property acquired by the Company after the date hereof.

8.3  Undertakings Relating to Intellectual Property.  The Company undertakes to
     ----------------------------------------------
     the Security Agent that, throughout the continuation of the Facility and so long as any Secured Indebtedness is or may become payable, the Company will, unless the Security Agent otherwise agrees in writing:

     (a)  No Grant of Exclusive Rights: not grant any exclusive rights in
          ----------------------------
          relation to any of its Intellectual Property;

     (b)  Maintenance in Force:  make such registrations and pay such fees,
          --------------------
          registration taxes and similar amounts as are necessary to keep its Intellectual Property in force;

     (c)  Preservation of Rights: take such steps as are necessary to maintain
          ----------------------
          and preserve its interests in its Intellectual Property;

     (d)  No Licence: not sell, transfer, license or otherwise dispose of all of
          ----------
          such Intellectual Property or any part thereof which is material to the conduct of the Company's business; and

     (e)  No Abandonment: not permit such Intellectual Property which is
          --------------
          registered, or any part thereof which is material to the conduct of the Company's business, to be abandoned or cancelled, to lapse or to be liable to any claim of abandonment or cancellation for non-use or otherwise.

8.4  Undertakings Relating to Insurance. The Company undertakes to the Security
     ----------------------------------
Agent that throughout the continuation of the Facility and so long as any Secured Indebtedness is or may become payable, the Company will, unless the Security Agent otherwise agrees in writing:

     (a)  All Risks:  insure all of the Security Assets which are of an
          ---------
          insurable nature against such risks as would usually be insured against by a reasonably prudent person owning property similar to the Security Assets or carrying on a business similar to the Company's business to the full replacement value or reinstatement cost thereof from time to time;

     (b)  Other Insurances:  effect and maintain such product and third party
          ----------------
          liability, workers' compensation, public risk, loss of rent and business interruption insurance and such other insurances as would usually be effected by a reasonably prudent person carrying on a business similar to the Company's business or as may be reasonably required by the Security Agent from time to time;

Credit Agreement dated October 30, 2000
Schedule 7

     (c)  Insurers:  ensure that all policies of insurance are issued by an
          --------
          insurer reasonably acceptable to the Security Agent;

     (d)  Contents of Policy:  ensure that all policies of insurance are for an
          ------------------
          amount and on terms reasonably acceptable to the Security Agent and without limiting the generality of the foregoing:

          (i) are taken out in the names of the Company and Security Agent for the full value of their respective interests;

          (ii)   name the Security Agent as first loss payee; and

          (iii) contain a provision that the policy will not be cancelled or terminated unless the Security Agent has received from the insurer 30 days' prior written notice of the proposed cancellation or termination;

     (e)  Premiums:  punctually pay all monies necessary for effecting and
          --------
          maintaining all insurance and deliver to the Security Agent every policy (including, without limitation, every alteration or addition to, and every substitution for, such policy), certificate of currency and receipt relating thereto and comply in all other respects with the terms of the relevant policies, including any stipulations or restrictions as to the use or operation of any asset;

     (f)  No Variation:  not vary, amend or terminate any insurance policy;
          ------------

     (g)  No Prejudice:  not do, permit or allow any act, omission or thing to
          ------------
          be done or occur (including without limitation, any alteration or addition to any buildings, fixtures or other improvements forming part of the Security Assets) whereby:

          (i) any insurance policy may be or become liable to be vitiated or cancelled;

          (ii)  the premium may be increased;

          (iii) any insurance is or becomes insufficient; or

          (iv)  any claim may be prejudiced in any way;

     (h)  Notification to Security Agent:  promptly notify the Security Agent
          ------------------------------
          of, and, if required by the Security Agent, obtain an undertaking from the insurer of any insurance policy addressed to the Security Agent that such insurer shall notify the Security Agent of:

          (i) any act, omission, matter or thing which gives or might give rise to a right to claim under any policy immediately after the same occurs, giving full particulars thereof and from time to time thereafter provide to the Security Agent such further information as comes into the possession of the Company relating to that claim; and

          (ii) any cancellation or proposed cancellation of any policy of insurance;

Credit Agreement dated October 30, 2000
Schedule 7

     (i)  Settlement of Claims: not, and shall permit the Security Agent alone
          --------------------
          to, make, enforce, settle and compromise any claims in respect of insurance or for compensation, and to sue and give discharges for all insurance monies;

     (j)  Application of Monies: deposit, or procure that there are deposited,
          ---------------------
          in an account in the name of the Company (but which may only be operated by one or more authorised officers of the Security Agent) with a bank approved by the Security Agent any monies received or recovered in respect of an insurance policy and apply those monies, at the option of the Security Agent, either:

          (i) towards satisfaction of the Secured Indebtedness in accordance with Clause 11 (Receipt and Application of Monies); or

          (ii) to repair, replace or reinstate any lost or damaged Security Assets or otherwise for the purpose for which the relevant insurance policy was effected; and

     (k)  Insurance of Leasehold Property: in the case of any leasehold property
          -------------------------------
          where the landlord (or other third party) is obliged by the terms of the relevant lease to insure the relevant property, procure (where it is empowered to do so), or otherwise use all reasonable endeavours to ensure that the landlord (or other third party) procures, insurance in accordance with the terms of the relevant lease.

8.5  Undertakings Relating to Debts.  The Company undertakes to the Security
     ------------------------------
     Agent that, throughout the continuation of the Facility and so long as any Secured Indebtedness is or may become payable the Company will, unless the Security Agent otherwise agrees in writing:

     (a)  Debts: (without limiting the generality of Clauses 8.1(a)
          -----
          (Encumbrances) and 8.1(b) (Disposals)), not sell, discount, factor, charge, pledge or assign to any third person any of the Debts or deal with any of the Debts in any way except by getting in and realising the same (for which purpose the Company shall be the agent of the Security Agent);

     (b)  Recovery: use its best endeavours to recover the full amount of each
          --------
          Debt, subject to any written consent given by the Security Agent pursuant to paragraph (e) below;

     (c)  Payment into Account: pay into its current account with the Security
          --------------------
          Agent (or such other account as the Security Agent may from time to time direct) all monies which it may receive in respect of the Debts;

     (d)  Non-payment: inform the Security Agent immediately upon learning of
          -----------
          the same if any Debtor goes or threatens to go into liquidation, administration or receivership or otherwise ceases or threatens to cease to pay its debts as they fall due;

     (e)  Legal Assignment: upon request by the Security Agent, execute a legal
          ----------------
          assignment of the Debts (or any, or any part of them) to the Security Agent and give notice thereof in writing to the respective Debtors; and

     (f)  No Release: not release any of the Debts save upon a full discharge
          ----------
          thereof or otherwise commute the liability of any Debtor (whether by reducing the amount due, extending the time for payment or otherwise) save in the ordinary course of business.

Credit Agreement dated October 30, 2000
Schedule 7

8.6  Undertakings Relating to Securities.  The Company undertakes to the
     -----------------------------------
     Security Agent that, throughout the continuation of the Facility and so long as any Secured Indebtedness is or may become payable, the Company will, unless the Security Agent otherwise agrees in writing:

     (a)  Securities: deliver and procure that its nominees deliver to the
          ----------
          Security Agent upon the execution of this Deed and upon any subsequent date upon which it acquires (beneficially or otherwise any Securities:

          (i)       all certificates in respect of those Securities;

          (ii) an instrument of transfer or an assignment of the relevant Securities executed by each person in whose name such Securities are registered and otherwise completed as the Security Agent may require; and

          (iii) in respect of any Securities which are not in the sole name of the Security Agent, a declaration of trust in respect of those Securities executed by each person in whose name those Securities are registered and in favour of the Security Agent or such other person as the Security Agent shall require or otherwise completed as the Security Agent may direct;

     (b)  Calls: promptly pay all calls and other payments due in respect of any
          -----
          Securities;

     (c)  Transfer Restrictions: ensure that all of the Securities are and at
          ---------------------
          all times remain free from any restrictions on transfer;

     (d)  Notification of Related Rights: upon the acquisition by the Company of
          ------------------------------
          any Related Rights or receipt by the Company of notification of any entitlement to any Related Rights (whichever is earlier), provide the Security Agent with full particulars thereof;

     (e)  Acquisition of Related Rights: at the request of the Security Agent,
          -----------------------------
          acquire any Related Rights if failure to take up such Related Rights might, in the Security Agent's opinion, result in the Security Agent's or all or any of the other Finance Parties' security being materially lessened in value;

     (f)  Payments in Respect of Related Rights: subject to Clause 6
          -------------------------------------
          (Securities), pay to the Security Agent any monies received by the Company under or in respect of any Related Rights;

     (g)  Registered Holder: except pursuant to paragraph (h) (Transfer to
          -----------------
          Security Agent) below, not permit any person other than the Company or its nominee, or a clearance or settlement system or custodian acceptable to the Security Agent, to be registered as the holder of any Securities;

     (h)  Transfer to Security Agent:  upon request by the Security Agent at any
          --------------------------
          time, permit all or any of the Securities to be registered in or transferred into the name of, or held or registered as held in an account of, the Security Agent or its nominee; and

     (i)  No Securities Lending:  not lend any Securities to any person.
          ---------------------

Credit Agreement dated October 30, 2000
Schedule 7

8.7  Undertakings Relating to Environmental Matters.  The Company undertakes to
     ----------------------------------------------
     the Security Agent that, throughout the continuation of the Facility and so long as any Secured Indebtedness is or may become payable, the Company will, unless the Security Agent otherwise agrees in writing:

     (a)  Compliance:  comply in all respects with the terms and conditions of
          ----------
          all Environmental Licences and Environmental Laws applicable to it and to any of the Security Assets;

     (b)  Notification of Claims:  promptly upon receipt of the same, notify the
          ----------------------
          Security Agent of any claim, notice or other communication served on it in respect of any alleged breach of any Environmental Law or Environmental Licence which might, if substantiated, have a material adverse effect on its financial condition or on its ability to perform its obligations under the Facility Agreement or this Deed or any other Financing Document to which it is a party; and

     (c)  Indemnity:  indemnify the Security Agent, each other Finance Party
          ---------
          and any Receiver and their respective officers, employees, agents and delegates (together the "Indemnified Parties") against all actions, suits, claims, demands, losses, liabilities, damages, costs and expenses which may be made or brought against or suffered or incurred by them (except if caused by the negligence or wilful misconduct of the relevant Indemnified Party) in connection with the Security Assets and which:

          (i) arises by virtue of any actual or alleged breach of any Environmental Law or Environmental Licence (whether by the Company, the relevant Indemnified Party or any other Indemnified Party); and

          (ii)  would not have arisen if this Deed had not been executed.

9.   ENFORCEMENT OF SECURITY
     -----------------------

9.1  Enforceability.  Immediately upon the occurrence of an Event of Default the
     --------------
     security created by or pursuant to this Deed shall become enforceable in accordance with the provisions of this Deed.

9.2  Security Agent's Right to Remedy Default.  If an Event of Default occurs,
     ----------------------------------------
     the Security Agent shall, at the Company's cost, and without prejudice to any other rights it may have, be entitled (but not bound) to do anything which it considers appropriate to remedy any failure by the Company to perform its obligations under this Deed. The Security Agent shall not thereby become liable to account as a mortgagee in possession.

9.3  Powers of Security Agent.  At any time after the security created by or
     ------------------------
     pursuant to this Deed becomes enforceable, the Security Agent may exercise, without further notice and whether or not it shall have appointed a Receiver, all or any of the powers, authorities and discretions which are conferred by this Deed (whether expressly or by reference) upon a Receiver in relation to all or any part of the Security Assets without first appointing a Receiver or notwithstanding the appointment of a Receiver in relation to the relevant Security Assets.

9.4  Appointment of Receiver.  At any time after this security becomes
     -----------------------
     enforceable, or if the Company so requests, and notwithstanding that an order may have been made or a resolution passed for the winding-up of the Company, the Security Agent may appoint in writing any

Credit Agreement dated October 30, 2000
Schedule 7

     duly qualified person or persons to be a receiver or receiver and manager or administrative receiver of all or any part of the Security Assets and:

     (a)  Terms:  the Receiver may be appointed by the Security Agent on such
          -----
          terms as the Security Agent thinks fit;

     (b)  Joint Receivers:  if two or more persons are appointed as Receiver
          ---------------
          they may be appointed in respect of different parts of the Security Assets and each joint Receiver shall have power to act severally and independently of any other joint Receiver, except to the extent specified to the contrary in the appointment; and

     (c)  Removal:  the Security Agent may remove a Receiver and, in the case of
          -------
          removal, retirement or death of the Receiver, may appoint another in his place, provided that any Receiver appointed by the Security Agent as an administrative receiver shall only be removed from office or vacate office in accordance with the provisions of section 45 of the Insolvency Act 1986.

9.5  Agent of Company.  Unless and until the Security Agent by notice in writing
     ----------------
     to the Company and to the Receiver requires that the Receiver act as agent of the Security Agent, or until an order is made or a resolution is passed for the winding-up of the Company, the Receiver shall be the agent of the Company, and the Company alone shall (subject, in the case of an administrative receiver, to section 44 of the Insolvency Act 1986) be responsible for the acts and defaults of the Receiver and for his remuneration and shall be liable on any contracts and agreements made or entered into by him and for any losses incurred by him, but in exercising any powers of the Security Agent the Receiver shall have the authority of both the Company and the Security Agent. After an order is made or a resolution is passed for the winding up of the Company, the Receiver shall act as a principal and shall not become the agent of the Security Agent. Where the Receiver is not an administrative receiver the Receiver shall be in the same position as a receiver appointed by a mortgagee under the Law of Property Act 1925.

9.6  Powers of Receiver.  Subject to any specific limitations placed upon him by
     ------------------
     the terms of his appointment, the Receiver (whether or not an administrative receiver) shall have all the rights, powers and remedies conferred on an administrative receiver by the Insolvency Act 1986, all the rights, powers and remedies conferred on a receiver appointed under the Law of Property Act 1925 and all rights, powers and remedies conferred on a mortgagee (including a mortgagee in possession) by that Act and shall also have the power to do all acts and things and exercise all rights, powers and remedies that the Company could do or exercise in relation to the Security Assets as if the Receiver were the absolute beneficial owner of the same including, without limitation, the power to do all or any of the following:

     (a)  Possession:  enter, take possession, assume control of, get in and
          ----------
          collect the Security Assets;

     (b)  Receive Rents:  receive the rents and profits of the Security Assets;
          -------------

     (c)  Manage:  manage the Security Assets;
          ------

     (d)  Carry on Business:  carry on, manage, develop, reconstruct,
          -----------------
          amalgamate or diversify the business of the Company or any part thereof or concur in so doing;

     (e)  Rebuild, Maintain and Develop: pull down, rebuild, repair, alter, add
          -----------------------------
          to, complete, maintain and insure the Security Assets and lease or otherwise acquire and develop or improve properties or other assets without being responsible for loss or damage;

     (f)  Make Calls: make calls on capital and premiums of the Company and
          ----------
          enforce payment of calls;

     (g)  Power of Sale: sell or agree to sell or otherwise dispose of or deal
          -------------
          with any Security Assets (whether or not the Receiver or Security Agent has taken possession) on such terms as the Receiver thinks fit and:

          (i)   whether by public auction, private treaty or by tender;

          (ii) for cash or property or other valuable consideration and on terms that payment of all or any part of the purchase price is deferred (whether at interest or not and whether with or without security);

          (iii) in one lot or in parcels;

          (iv) whether or not in conjunction with the sale of other property by the Receiver or the Security Agent or any other person; and

          (v) whether with or without special provisions as to title or time or otherwise;

     (h)  Lease: lease or license the Security Assets, renew, terminate,
          -----
          surrender or accept the surrender of leases or licences, in each case on such terms as the Receiver thinks fit, whether at a premium or otherwise;

     (i)  Grant Options: grant to any person an option to purchase or other
          -------------
          rights over any Security Assets upon such terms as the Receiver thinks fit;

     (j)  Fixtures: add or sever fixtures and sell or otherwise dispose of or
          --------
          deal with them separately from the premises to which they were affixed;

     (k)  Surrender: surrender or transfer the Security Assets to any
          ---------
          governmental agency (whether or not for fair compensation);

     (l)  Exchange: exchange (whether or not for fair value) with any person any
          --------
          Security Assets for an interest in property of any tenure and the property so acquired may be dealt with by the Receiver as if it were part of the Security Assets and, for that purpose, the Receiver may create an Encumbrance over that property in favour of the Security Agent;

     (m)  Subsidiaries: promote the formation of any company with a view to it
          ------------
          becoming a subsidiary of the Company and purchasing, leasing, licensing or otherwise acquiring interests in all or any of the Security Assets or otherwise, arrange for any such company to trade or cease to trade and to purchase, lease, license or otherwise acquire all or any of the Security Assets on such terms and conditions, whether or not including payment by instalments, secured or unsecured, as the Receiver thinks fit;

     (n)  Insurances: maintain, renew, take out or increase insurances in such
          ----------
          amounts and on such terms as the Receiver thinks fit;

     (o)  Employees: employ managers, solicitors, officers, agents, accountants,
          ---------
          auctioneers, consultants, workmen and employees on such terms as the Receiver thinks fit;

     (p)  Delegation: delegate to any person for such time as the Receiver
          ----------
          approves any or all of the powers of the Receiver on such terms as the Receiver thinks fit;

     (q)  Give Receipts: receive all payments (including but not limited to
          -------------
          Debts) and give receipts for all monies and other assets which may come into the hands of the Receiver, which receipts shall exonerate any person paying or handing over such monies or other assets from all liability to see to the application thereof and from all liability to enquire whether the Secured Indebtedness has become due or payable or otherwise as to the propriety or regularity of the appointment of any Receiver;

     (r)  Performance and Enforcement: carry out and enforce, or refrain from
          ---------------------------
          carrying out or enforcing, rights and obligations of the Company forming part of the Security Assets or obtained or incurred in the exercise of the rights, powers and remedies of the Receiver;

     (s)  Compromises: make any arrangements or compromise or enter into or
          -----------
          cancel any contracts which the Receiver considers expedient;

     (t)  Take Proceedings: institute, conduct, defend, settle, arrange or
          ----------------
          compromise any proceedings and submit to any court or arbitrator any claims, questions or disputes whatsoever which may arise in connection with the business of the Company (including, without limitation, for the recovery of debts or other monies due to the Company) or in respect of the Security Assets or in any way relating to this Deed, and to execute releases or other discharges in relation thereto;

     (u)  Borrowings: advance monies or otherwise provide financial
          ----------
          accommodation for the account of the Company or borrow any money or obtain other financial accommodation from any person which may be required for any of the purposes mentioned in this Clause 9.6, and in the name of the Company or otherwise, and secure any borrowings or other financial accommodation by an Encumbrance over the Security Assets ranking in priority to, pari passu with or after the security created by this Deed, in each case on such terms as the Receiver thinks fit;

     (v)  Securities: exercise any voting or other rights attached to any
          ----------
          Securities and take up or renounce any Related Rights;

     (w)  Bank Accounts: operate any bank account forming part of the Security
          -------------
          Assets; and

     (x)  Other Acts and Documents: execute deeds and documents on behalf of the
          ------------------------
          Company and do all such other acts and things as may be considered by the Receiver to be incidental or conducive to any of the matters or powers aforesaid or to the realisation of the security created by this Deed and to use the name of the Company for all the purposes aforesaid.

9.7  Remuneration of Receiver. Each Receiver shall be entitled to remuneration
     ------------------------
for his services at a rate to be fixed by agreement between him and the Security Agent (or, failing such agreement, to be fixed by the Security Agent) appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with his current practice or the current practice of his firm and without being limited to the maximum rate specified in section 109(6) of the Law of Property Act 1925.

9.8  Give up Possession. The Security Agent may give up possession of any
     ------------------
     Security Assets at any time and may discontinue any receivership.

9.9  Property Acquired. All property of any kind acquired in exercise of any of
     -----------------
     the powers conferred by this Deed shall be subject to the security created by this Deed and to all the powers conferred by this Deed.

9.10 Waiver of Notice. Any notice, period of time or other condition precedent
     ----------------
     prescribed by law to the exercise of any rights, powers or remedies of the Security Agent or a Receiver is dispensed with except to the extent (if any) that the relevant law does not afford the opportunity to dispense by agreement with its requirements, in which event the relevant right, power or remedy may be exercised by the Security Agent or a Receiver at the time and in the circumstances prescribed by law.

9.11 Exclusion of Statute.
     --------------------

     (a)  Statutory Powers Unaffected: The foregoing powers conferred on the
          ---------------------------
          Security Agent and a Receiver shall be in addition to and not to the prejudice of all statutory and other powers of the Security Agent or a Receiver under the Law of Property Act 1925 or otherwise.

     (b)  Rights Unfettered: Section 103 of that Act shall not restrict the
          -----------------
          exercise by the Security Agent or a Receiver of the power of sale or power to appoint a receiver conferred by section 101 of that Act, which power shall arise and may be exercised at any time after the happening of an Event of Default.

     (c)  Leasing: The powers of leasing, letting, entering into agreements for
          -------
          leases or lettings and accepting and agreeing to accept surrenders of leases conferred by sections 99 and 100 of that Act shall be exercisable at any time after the happening of an Event of Default, and whether or not the Security Agent shall then be in possession of the premises in question, so as to authorise the Security Agent or a Receiver to make a lease or agreement for lease at a premium and for any length of term and generally without any restriction on the kind of leases and agreements for lease or the necessity to comply with any restrictions imposed by, or the other provisions of, sections 99 and 100 of that Act.

9.12 Not Mortgagee in Possession. Where any liability or duty might otherwise
     ---------------------------
     attach to the Security Agent or a Receiver as mortgagee in possession for the purposes of the Law of Property Act 1925 neither the Security Agent nor any Receiver shall by reason of its entering into possession of any of the Security Assets be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss upon realisation or for any default or omission for which a mortgagee in possession might otherwise be liable.

9.13 Exclusion of Liability.
     ----------------------

     (a)  No Liability: Neither the Security Agent, any other Finance Party nor
          ------------
          any Receiver shall be responsible for any losses of any kind whatsoever (including, without limitation, negligence, default or dishonesty of any servant, agent or auctioneer employed by the Security Agent or any Receiver or any attorney of the Security Agent or any Receiver) which may occur in or about the exercise, or attempted or purported exercise or non-exercise of any of the rights, powers or remedies of the Security Agent or any Receiver unless directly caused by the gross negligence or wilful default of the Security Agent or any Receiver.

     (b)  LPA Protections: The Security Agent and every Receiver shall be
          ---------------
          entitled to all the privileges and immunities conferred on mortgagees and receivers appointed thereunder by the Law of Property Act 1925.

9.14 Protection of Third Parties. No person dealing with the Security Agent or
     ---------------------------
     any attorney of the Security Agent or any Receiver in connection with the exercise of any of the rights, powers or remedies of the Security Agent shall be bound to inquire whether any Event of Default has occurred or any power has become exercisable, as to the due appointment of any Receiver or otherwise as to the propriety or regularity of any such dealing or to see to the application of any money paid to the Security Agent or any Receiver and shall not be affected by express notice that any such dealing is unnecessary or improper, and notwithstanding any irregularity or impropriety in any such dealing the same shall, as regards the protection of that person, be deemed to be valid and effective.

9.15 Acceptance of Payments. This Deed may be enforced notwithstanding that the
     ----------------------
     Security Agent or any other Finance Party may have accepted payment of any Secured Indebtedness after the occurrence of an Event of Default.

10.  SET-OFF
     -------

     If an Event of Default has occurred the Security Agent and each other Finance Party shall have the right (but not the obligation), without notice to the Company or any other person, to set-off and apply any credit balance on any account of the Company with the Security Agent or such Finance Party (as the case may be) and any other indebtedness owing by the Security Agent or such Finance Party to the Company (in each case, whether or not subject to notice, matured or owing to a different branch or office and in whatever currency) against such of the Secured Indebtedness which is due and payable. Each Finance Party may convert any such credit balance or other indebtedness at the prevailing rate of exchange into such other currencies as may be necessary for this purpose.

11.  RECEIPT AND APPLICATION OF MONIES
     ---------------------------------

11.1 Order of Application. The net profits of the carrying on of the business of
     --------------------
     the Company following enforcement of any of the charges created under or pursuant to this Deed and the net proceeds of any sale, assignment, lease or other disposal by the Security Agent or the Receiver shall be applied (subject to the provisions of section 40 of the Insolvency Act 1986 and, in the case of an administrative receiver, the provisions of section 43 of such Act where an order has been obtained by such administrative receiver to enable him to sell or dispose of any of the Security Assets subject to any security in favour of a third party) in the following order of priority:

     (a)  first, in payment of the costs, charges, expenses and other monies
          -----
          payable by the Company under Clauses 13 (Costs, Charges and Expenses) and 14 (Indemnities and Currencies) or liabilities otherwise incurred in the exercise or attempted exercise of the rights, powers or remedies of the Security Agent or a Receiver;

     (b)  secondly, in payment of the Receiver's remuneration;
          --------

     (c)  thirdly, in payment of the remaining Secured Indebtedness;
          -------

     (d)  fourthly, in payment of amounts due under subsequent Encumbrances of
          --------
          which the Security Agent has notice, in the order of their priorities; and

     (e)  fifthly, in payment to the Company.
          -------

11.2 Credit Actual Receipts. In applying any monies toward satisfaction of the
     ----------------------
     Secured Indebtedness, the Security Agent shall credit the Company with only those monies actually received by the Security Agent in cleared funds, and such credit shall date from the time of actual receipt.

11.3 Suspense Account The Security Agent may place and keep any monies received
     ----------------
     by virtue of this Deed (whether before or after the insolvency or liquidation of the Company) to the credit of a suspense account for so long as the Security Agent may think fit in order to preserve the rights of the Security Agent or any other Finance Party to sue or prove for the whole amount of its claims against the Company or any other person.

11.4 Amounts Contingently Due. If the Security Agent enforces the security
     ------------------------
     constituted by this Deed (whether by the appointment of a Receiver or otherwise) at a time when no amounts are due to it (but at a time when amounts may become so due), the Security Agent (or such Receiver) may pay the proceeds of any recoveries effected by it into an interest-bearing suspense account with any person (including the Security Agent) selected by the Security Agent and on terms selected by the Security Agent until the relevant amounts become actually due and payable or the Security Agent determines that they will never become actually due and payable. At that time the amount actually owing may be paid to the Security Agent and the balance distributed in accordance with Clause 11.1 (Order of Application). Until such time the Security Agent (or such Receiver) may (subject to the payment of any claims having priority to this security) withdraw amounts standing to the credit of any such suspense account in order to pay the amounts referred to in paragraphs (a) and (b) of Clause 11.1 (Order of Application). The Company will not be entitled to withdraw any monies (including interest) standing to the credit of any such suspense account until all the Secured Indebtedness has been irrevocably paid and discharged in full.

11.5 Appropriation. The Company irrevocably authorises the Security Agent to
     -------------
     appropriate any monies received by the Security Agent or any attorney of the Security Agent or any Receiver towards such of the Secured Indebtedness as the Security Agent in its absolute discretion thinks fit.

11.6 Surplus Monies. If at any time after satisfaction of the Secured
     --------------
     Indebtedness the Security Agent holds any surplus money payable to the Company, those monies shall not carry interest and may be placed to the credit of an account in the name of the Company with a bank and the Security Agent shall thereupon be under no further liability in respect thereof.

12.  PAYMENTS
     --------

12.1 No Deductions. All sums payable by the Company under this Deed shall be
     -------------
     paid in full without set-off or counterclaim or any restriction or condition and, except to the extent required by any law or regulation, free and clear of any deduction or withholding on account of tax or otherwise. If the Company or any other person is required by any law or regulation to make any such deduction or withholding the Company shall, together with the relevant payment, pay such additional amount as will ensure that the Security Agent or, as the case may be, any other relevant Finance Party actually receives and is entitled to retain, free and clear of any such deduction or withholding, the full amount which it would have received if no such deduction or withholding had been required. The Company shall within the required time period, pay or cause to be paid over to the relevant taxation or other authority the full amount of any such deduction or withholding and shall promptly forward to the Security Agent copies of official receipts or other evidence satisfactory to the Security Agent showing that such payment has been made.

12.2 Security Agent May Debit Account of Company. The Security Agent may,
     -------------------------------------------
     without prejudice to any other right, power or remedy of the Security Agent, at any time and from time to time, without further authority or notice to the Company, debit and charge any account of the Company with the Security Agent with any of the monies payable to the Security Agent under the Facility Agreement or this Deed or any other Financing Document to which the Company is a party.

13.  COSTS, CHARGES AND EXPENSES
     ---------------------------

13.1 Expenses. The Company shall immediately on demand pay or reimburse to the
     --------
     Security Agent and the other Finance Parties (or as the case may be) the
     Receiver:

     (a)  Execution: all costs, charges and expenses (including legal fees on a
          ---------
          full indemnity basis and all other out-of pocket expenses and any applicable value added tax or similar tax) incurred by the Security Agent or any other Finance Party or the Receiver in connection with the preparation, execution and registration of this Deed and any other documentation required in connection with this Deed and any amendment to or extension of, or any inspection, calculation, approval, consent or waiver to be made or given in connection with, this Deed;

     (b)  Rights and Remedies: all costs, charges and expenses (including legal
          -------------------
          fees on a full indemnity basis and all other out-of pocket expenses and any applicable value added tax or similar tax) incurred by the Security Agent or any other Finance Party or the Receiver in exercising any of its or their rights or powers under this Deed or in suing for or seeking to recover any sums due or otherwise preserving or enforcing its or their rights, powers and remedies under this Deed or in connection with the preservation or attempted preservation of the Security Assets or in defending any claims brought against any of them in respect of this Deed or the Company's interest in the Security Assets or in releasing or re-assigning this Deed upon payment of all monies secured by this Deed; and

     (c)  Receiver: all remuneration payable to the Receiver,
          --------

     and, until payment of the same in full, all such costs, charges and expenses and remuneration shall be secured by this Deed.

13.2 Taxes and Registration Fees. The Company shall pay when due all present and
     ---------------------------
     future stamp and other similar duties and taxes and all notarial, registration, recording and other similar fees which may be payable in respect of this Deed and any documentation required in connection with this Deed and shall indemnify the Security Agent and the other Finance

     Parties against all liabilities, costs and expenses which may result from any delay or default in paying such duties, taxes or fees (unless caused by the relevant person's negligence or wilful default in paying such fees).

14.  INDEMNITIES AND CURRENCIES
     --------------------------

14.1 General Indemnity. The Company shall indemnify the Security Agent and the
     -----------------
     other Finance Parties and any Receiver (and any attorney, delegate or other person appointed under this Deed by either of them) from and against all claims, actions, losses, liabilities, damages, costs and expenses incurred by it or them as a result of or arising out of or in connection with:

     (a)  Performance: the occurrence of any Event of Default, or any failure by
          -----------
          the Company to make a payment or perform any obligation in accordance with this Deed; or

     (b)  Security Assets: the Security Assets or the use or occupation thereof
          ---------------
          by any person; or

     (c)  Powers: the execution or purported execution of any powers,
          ------
          authorities and discretions conferred on it pursuant to this Deed or in respect of any matter or thing done or omitted in relation to the Security Assets (unless directly resulting from the gross negligence or wilful default of the indemnified person).

14.2 Conversion of Currencies. All monies received or held by the Security Agent
     ------------------------
     or by a Receiver under this Deed at any time on or after enforcement in a currency other than a currency in which the Secured Indebtedness (or any part of it) is denominated or in an amount exceeding the amount in the relevant currency in which any Secured Indebtedness is denominated may from time to time be sold for one or more of the currencies in which the Secured Indebtedness is denominated as the Security Agent or Receiver considers necessary or desirable and the Company shall indemnify the Security Agent against all costs, charges and expenses incurred in relation to such sale. Neither the Security Agent nor any Receiver shall have any liability to the Company in respect of any loss resulting from any fluctuation in exchange rates after any such sale.

14.3 Currency Indemnity. If any amount is received by the Security Agent or any
     ------------------
     other Finance Party in a currency other than that in which the relevant obligation or liability of the Company was payable (the "Required Currency") pursuant to any law, regulation or order or in the winding up, insolvency or bankruptcy of the Company or otherwise, such obligation or liability shall be discharged only to the extent that the Security Agent or that Finance Party may purchase the Required Currency with such other currency in accordance with normal banking procedures of the Security Agent or, as the case may be, that Finance Party upon receipt of such amount. If the amount in the Required Currency which may be so purchased, after deducting any costs of exchange and any other related costs, is less than the amount of the relevant obligation or liability, the Company shall indemnify the Security Agent or such other Finance Party against the shortfall. This indemnity shall be an obligation of the Company independent of and in addition to its other obligations under this Deed, notwithstanding any time or other concession may have been granted to the Company or any other act, matter or thing.

14.4 Payment and Security. The Security Agent and any Receiver may retain and
     --------------------
     pay out of any money in the Security Agent's or (as the case may be) such Receiver's hands all sums necessary to effect the payments, obligations and indemnities contained in Clause 13 (Costs,

     Charges and Expenses) and Clause 14 (Indemnities and Currencies) and all sums payable by the Company under Clause 13 (Costs, Charges and Expenses) and Clause 14 (Indemnities and Currencies) shall form part of the monies hereby secured.

15.  EVIDENCE OF DEBT
     ----------------

     Any statement of account purporting to show an amount due from the Company for the purposes of this Deed and signed as correct by an authorised officer of the Security Agent shall, in the absence of manifest error, be conclusive evidence of the amount so due.

16.  FURTHER ASSURANCE
     -----------------

16.1 Further Assurance. The Company shall at any time and from time to time
     -----------------
     (whether before or after the security created by or pursuant to this Deed shall have become enforceable):

     (a)  Execute Documents: execute all further legal or other mortgages,
          -----------------
          charges or assignments in favour of the Security Agent or the Finance Parties; and

     (b)  Other Action: do all such transfers, assurances, acts and things (and,
          ------------
          without limiting the generality of the foregoing, give all notices, orders and directions) in respect of all or any of the undertaking, property, assets and rights both present and future of the Company, which the Security Agent may require to secure the Secured Indebtedness or to facilitate the realisation of the Security Assets or the exercise of any powers conferred on the Security Agent or a Receiver or for the purposes of perfecting and completing any assignment of the Security Agent's rights, benefits or obligations under this Deed.

16.2 Enforcement of Security Agent's Rights. The Company will do or permit to be
     --------------------------------------
     done everything which the Security Agent may from time to time require to be done for the purpose of perfecting and enforcing the Security Agent's rights under this Deed and will allow the name of the Company to be used as and when required by the Security Agent for that purpose.

16.3 Form of Documents. Any instrument which the Company is required to execute,
     -----------------
     or of which the Company is required to procure the execution, shall be prepared by or on behalf of the Security Agent at the cost of the Company and shall contain such clauses as the Security Agent shall reasonably require, including, but not limited to clauses containing an immediate power of sale without notice and excluding section 93, and the restrictions contained in section 103, of the Law of Property Act 1925.

16.4 Other Provisions. This Clause shall be in addition to and not in
     ----------------
     substitution for the covenants for further assurance deemed to be included in this deed by virtue of the Law of Property (Miscellaneous Provisions) Act 1994.

17.  POWER OF ATTORNEY
     -----------------

17.1 Power of Attorney. The Company by way of security hereby irrevocably
     -----------------
     appoints the Security Agent, each Receiver for the time being and each authorised officer of the Security Agent to whom the Security Agent shall from time to time have delegated the exercise of the power of attorney conferred by this Clause, jointly and also severally, to be the attorney or attorneys of the Company to do (either in the name of the Company or the attorney) all acts and things that the Company is obliged to do under this Deed or which, in the opinion of the Security Agent, are necessary or desirable in connection with the Security Assets or the protection or perfection of the Security Agent's interest in the Security Assets or the exercise of the rights, powers and remedies of the Security Agent or the realisation, getting in or disposition of any Security Assets (and, without limiting the generality of the foregoing, to execute all deeds and documents of any kind) but without rendering the Security Agent liable as a mortgagee in possession, and with full power for all or any of such purposes from time to time to appoint a substitute or sub-attorney and to revoke any such appointment.

17.2 Ratification. The Company hereby ratifies and confirms, and agrees to
     ------------
     ratify and confirm, whatever any such attorney as is mentioned in Clause
     17.1 (Power of Attorney) shall do or purport to do, and all transactions entered into and documents executed, in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in such Clause.

17.3 Completion of Blanks. The Security Agent is irrevocably authorised to fill
     --------------------
     in any blanks and otherwise complete and to deliver any instruments executed by the Company and deposited with the Security Agent in connection with this Deed.

18.  OTHER ENCUMBRANCES
     ------------------

18.1 Priority of Further Advances. All monies which are expressed to be secured
     ----------------------------
     by this Deed and which are advanced, paid or otherwise provided after the Security Agent or any other Finance Party receives notice of the creation of any other Encumbrance shall be secured by this Deed in priority to any monies secured by that other Encumbrance, unless the Security Agent specifically agrees in writing.

18.2 Opening of New Account. If the Security Agent or any other Finance Party
     ----------------------
     receives or is deemed to be affected by actual or constructive notice, of any subsequent Encumbrance or other instrument affecting any part of the Security Assets and/or the proceeds of realisation thereof, the Security Agent and the other Finance Parties may open a new account for the Company. If the Security Agent or any other Finance Party does not open a new account it shall nevertheless be treated as if it had done so at the time when the Security Agent or, if earlier, such other Finance Party received or was deemed to have received notice, and as from that time all payments made to the Security Agent or such other Finance Party shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount for which this Deed is security.

18.3 Rights Regarding prior Encumbrances. The Security Agent may (but is not
     -----------------------------------
     obliged to) pay any monies, obligations or liabilities secured by any Encumbrance having priority to this Deed and (at the expense of the Company) take a transfer of such Encumbrance for the benefit of the Finance Parties. All principal monies, interest, costs, charges and expenses of and incidental to such redemption and transfer shall be paid by the Company to the Security Agent on demand.

19.  PROTECTIVE CLAUSES
     ------------------

19.1 Protective Clauses. Without limiting Clause 4 (Continuing Security) neither
     ------------------
     the liability of the Company nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:

     (a)  Other Encumbrances: any other Encumbrance, guarantee or other
          ------------------
          security or right or remedy being or becoming held by or available to the Security Agent or any other Finance Party or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired or by the Security Agent or any other Finance Party at any time releasing, refraining from perfecting or enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Security Agent or any other Finance Party may now or hereafter have from or against the Company or any other person;

     (b)  Time: the granting of any time or indulgence to the Company or any
          ----
          other person;

     (c)  Variation: any variation or modification (however fundamental) of
          ---------
          either Credit Document, any other Financing Document or any other document referred to therein;

     (d)  Invalidity: the invalidity or unenforceability of any obligation or
          ----------
          liability of any Obligor under either Credit Document or any of the Financing Documents;

     (e)  Defective Execution: any invalidity or irregularity in the execution
          -------------------
          of this Deed, the Credit Documents or any other Financing Document;

     (f)  Defective Capacity: any deficiency in the powers of any Obligor to
          ------------------
          enter into or perform any of its obligations under this Deed, the Credit Documents or under any other Financing Document to which it is a party;

     (g)  Change in Constitution: any change in the constitution of any
          ----------------------
          Obligor or any Finance Party or (in relation to any of them) its absorption in or amalgamation with, or the acquisition of all or a part of its undertaking by, any other person;

     (h)  Other: any act, omission, event or circumstance which would or may
          -----
          but for this provision operate to prejudice, affect or discharge this Deed or the liability of the Company under this Deed.

19.2 Unrestricted Right of Enforcement. This Deed may be enforced without the
     ---------------------------------
     Security Agent or any other Finance Party first having recourse to any other security or rights or taking any other steps or proceedings against the Company or any other person or may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured.

19.3 Release. The Security Agent may release any Security Assets from the
     -------
     security hereby created at any time and any such release shall not in any way affect, prejudice or invalidate the security hereby created over any other Security Assets, any other Financing Document or the obligations of the Company under this Deed or any other Financing Document to which it is a party.

19.4 Release of Charge Conditional. Any release, settlement or discharge given
     -----------------------------
     or made by the Security Agent in consideration for any assurance, security, disposition or payment made by the Company or any other person shall be conditional upon such assurance, security, disposition or payment not being void, voidable, set aside or ordered to be refunded for any reason whatsoever under any law (including, without limitation, under any law

Credit Agreement dated October 30, 2000
Schedule 7

     relating to preferences, bankruptcy, insolvency, administration or winding
     up). If such condition is not fulfilled:

     (a)  Enforcement: the Security Agent shall be entitled to enforce the
          -----------
          security created by or pursuant to this Deed subsequently to the same extent as if no such assurance, security, disposition or payment had been made and any such release, settlement or discharge had not occurred;

     (b)  Further Assurance: the Company shall, at its own expense, promptly do,
          -----------------
          execute and deliver, and cause any relevant third person to do, execute and deliver, all acts and documents which the Security Agent requires to reinstate the security expressed to be constituted by this Deed; and

     (c)  Retention of Security: the Security Agent may retain this Deed, any
          ---------------------
          security hereby created and any document deposited with it hereunder until it is satisfied that such condition has been or will be fulfilled;

     and this Clause 19.4 shall survive the discharge of this Deed unless the Security Agent expressly agrees otherwise in writing.

20.  SECURITY TRUST
     --------------

20.1 Declaration of Trust. The Security Agent hereby declares that it shall hold
     --------------------
     the Trust Property upon trust for the Finance Parties from time to time in accordance with the Financing Documents. The trusts of the Trust Property shall remain in full force and effect until the earlier of:

     (a)  Specified Date: such date as the Security Agent shall specify on
          --------------
          which:

          (i) all the obligations which are secured by the Security Documents have been fully and finally discharged; and

          (ii) no Finance Party is under any commitment, obligation or liability (whether actual or contingent) to make advances or provide any other financial accommodation to either Obligor under any Financing Document; and

     (b)  Perpetuities: the last day of the period of 80 years from the date of
          ------------
          this Deed which period (and no other) shall be the applicable perpetuity period,

     after which the trusts set out in this Deed shall be wound up and the Security Agent shall release, without recourse or warranty, all of the security created by the Security Documents.

20.2 Powers and Discretions. To the extent not inconsistent with this Deed, the
     ----------------------
     Security Agent shall have the powers and discretions conferred upon trustees by the Trustee Act 1925.

20.3 Investment. Unless provided otherwise in any Financing Document, monies
     ----------
     which are received by the Security Agent and held by it as trustee in relation to any of the Security Documents may be invested in the name of or under the control of the Security Agent in any investment authorised by English law for the investment of trust money by trustees or in any other investments which may be selected by the Security Agent, and if not

Credit Agreement dated October 30, 2000
Schedule 7

     otherwise invested such monies may be placed on deposit in the name of or under the control of the Security Agent at such bank or institution (including the Security Agent) and upon such terms as the Security Agent may think fit.

20.4 Appointment.  The Security Agent may appoint any person established or
     -----------
     President in any jurisdiction (whether a trust corporation or not) to act as a trustee or agent, either separately or jointly with the Security Agent, in relation to any of the Security Documents if the Security Agent considers that such an appointment is necessary or desirable for the purpose of conforming with any legal requirement in any relevant jurisdiction or otherwise for the purpose of holding, administering, protecting or enforcing any of the Security Documents, and any such trustee or agent shall have such powers and discretions (not exceeding those conferred on the Security Agent) and such obligations as shall be conferred or imposed on it by the Security Agent.

21.  AMENDMENT, WAIVER AND SEVERABILITY
     ----------------------------------

21.1 Amendment. Any amendment or waiver of any provision of this Deed and any
     ---------
     waiver of any default under this Deed shall only be effective if made in writing and signed by the Security Agent.

21.2 Waiver. No failure or delay by the Security Agent or any other Finance
     ------
     Party in exercising any right, power or remedy under this Deed shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights, powers and remedies provided in this Deed are cumulative and do not exclude any other rights, powers or remedies provided by law.

21.3 Severability. If at any time any provision of this Deed is or becomes
     ------------
     illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Deed, shall not be affected or impaired thereby.

22.  MISCELLANEOUS
     -------------

22.1 Counterparts. This Deed may be executed in any number of counterparts and
     ------------
     by the different parties to this Deed on separate counterparts which when taken together shall constitute one and the same instrument.

22.2 Judgments. Notwithstanding any judgment which the Security Agent or any
     ---------
     other Finance Party may recover against the Company in respect of any Secured Indebtedness, the Security Agent or such other Finance Party shall hold the judgment collaterally with this Deed as security for the due payment and satisfaction of Secured Indebtedness and this Deed shall not merge in any judgment.

22.3 Notice and Enforcement. The Security Agent need not give any notice of
     ----------------------
     this Deed to any person, enforce payment of any Secured Indebtedness, enforce or realise any other Financing Document or take any steps or proceedings for any purpose unless the Security Agent thinks fit.

22.4 Survival of Indemnities. The indemnities contained in this Deed are
     -----------------------
     continuing obligations of the Company and are separate and independent from the other obligations of the Company and shall survive the termination of this Deed.

Credit Agreement dated October 30, 2000
Schedule 7

22.5 Moratorium Legislation. To the fullest extent permitted by law, the
     ----------------------
     provisions of all existing and future laws which operate or may operate directly or indirectly to lessen or otherwise vary the Company's obligations under this Deed or to delay, curtail or otherwise prevent or prejudicially affect the exercise by the Security Agent or any other Finance Party of any of its rights, powers and remedies under this Deed are expressly negatived and excluded.

22.6 Consent by Security Agent. Any consent required of the Security Agent
     -------------------------
     under this Deed may (unless this Deed specifically provides otherwise) be given or withheld by the Security Agent in its absolute discretion and either conditionally or unconditionally.

22.7 Law of Property (Miscellaneous Provisions) Act 1989. For the purposes of
     ---------------------------------------------------
     the Law of Property (Miscellaneous Provisions) Act 1989 any provisions of the Credit Documents and each other Financing Document to which the Company is a party relating to any disposition of an interest in land shall be deemed to be incorporated into this Deed.

22.8 Restriction. The Company applies to the Chief Land Registrar for the
     -----------
     registration against the registered titles (if any) specified in Schedule 1 (Real Property) (and any unregistered properties subject to first registration at the date of this Deed) of the following restriction:

     "Except under an Order of the Registrar no disposition, dealing, charge or other security interest is to be registered or noted without the consent of
     the proprietor for the time being of [Charge No [      ]] / [a charge dated
     [   ] 2000 and made between (1) Hawker Pacific Aerospace Ltd and (2)
     Landesbank Hessen - Thuringen Girozentrale."

23.  ASSIGNMENT
     ----------

23.1 Successors and Assigns. This Deed shall be binding upon and inure to the
     ----------------------
     benefit of the parties to this Deed and their respective successors and permitted assigns.

23.2 Assignment by Company. The Company shall not assign or otherwise transfer
     ---------------------
     the benefit of this Deed or any of its rights, duties or obligations under this Deed without the prior written consent of the Security Agent.

23.3 Assignment by Finance Parties. The Finance Parties may assign or grant
     -----------------------------
     participations in all or any part of their rights under this Deed in accordance with the provisions of either Credit Document.

23.4 Change of Security Agent. The Security Agent may assign and transfer all
     ------------------------
     of its rights to the Security Assets and all of its rights and obligations under this Deed to a replacement Security Agent appointed in accordance with this Deed and, when such assignment and transfer takes effect, the replacement Security Agent shall be for all purposes acting as agent and trustee in accordance with the trusts in this Deed.

24.  NOTICES
     -------

24.1 Delivery. Each notice, demand or other communication to be given or made
     --------
     under this Deed shall be in writing and delivered or sent to the relevant party at its address or telex number or fax number set out below (or such other address or telex number or fax number as the addressee has by not less than 7 days' prior written notice specified to the other party):

Credit Agreement dated October 30, 2000
Schedule 7

     To the Company:              Hawker Pacific Aerospace Ltd.
     --------------
                                  Unit 3 Dorley Park
                                  Kestrel Way
                                  Hayes, Middlesex UB3 1HP

                                  Telephone Number: 0208 589 100
                                  Fax Number      : 0208 589 1903

                                  Attention       : Managing Director

     To the Security Agent:       Landesbank Hessen - Thuringen Girozentrale
     ---------------------
                                  Main Tower
                                  Neue Mainzer Str. 52 - 58
                                  60311 Frankfurt am Main
                                  Germany

                                  Telephone Number: (49)-0-69-91324202
                                  Fax Number      : (49)-0-69-91324350

                                  Attention       : Martin Rohmann


24.2 Deemed Delivery. Any notice, demand or other communication addressed to any
     ---------------
     relevant party in accordance with Clause 24.1 (Delivery) shall be deemed to have been delivered:

     (a)  Letter: if given or made by letter, when actually delivered to the
          ------
          relevant address;

     (b)  Telex: if given or made by telex, when despatched with confirmed
          -----
          answerback; and

     (c)  Fax: if given or made by fax, when despatched with a fax transmission
          ---
          report showing that the entire communication was received,

     provided that a communication which is received after 5:00 p.m. on a working day, or on a day which is not a full working day, in the place of receipt shall be deemed to be delivered on the next full working day in that place.

24.3 Language. Each notice or other communication under this Deed shall be in
     --------
     English. Any other documents required to be delivered under this Deed shall be either in English or be accompanied by a certified translation into English.

25.  GOVERNING LAW AND JURISDICTION
     ------------------------------

25.1 Law. This Deed and the rights and obligations of the parties hereunder
     ------
     shall be governed by and construed in accordance with the laws of England.

25.2 Jurisdiction.  Without prejudice to the submission to jurisdiction
     ------------
     contained in the Facility Agreement, the Company irrevocably agrees for the benefit of the Security Agent and the other Finance Parties that any legal action arising out of or relating to this Deed may be brought in the courts of England and irrevocably submits to the exclusive jurisdiction of such courts.

Credit Agreement dated October 30, 2000
Schedule 7

25.3 No Limitation on Right of Action. Nothing in this Deed shall limit the
     --------------------------------
     right of the Security Agent or any other Finance Party to commence any legal action against the Company and/or its assets in any other jurisdiction or to serve process in any manner permitted by law, and the taking of proceedings in any jurisdiction shall not preclude the Security Agent or any other Finance Party from taking proceedings in any other jurisdiction whether concurrently or not.

25.4 Waiver; Final Judgment Conclusive. The Company irrevocably and
     ---------------------------------
     unconditionally waives any objection which it may now or hereafter have to the choice of England as the venue of any legal action arising out of or relating to this Deed and agrees not to claim that any court in that venue is not a convenient or proper forum. The Company also agrees that a final judgment against it in any such legal action shall be final and conclusive and may be enforced in any other jurisdiction, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.

25.5 Waiver of Immunity. The Company irrevocably and unconditionally waives
     ------------------
     any immunity to which it or its assets may at any time be or become entitled, whether characterised as sovereign immunity or otherwise, from any set-off or legal action in England or elsewhere, including immunity from service of process, immunity from jurisdiction of any court or tribunal, and immunity of any of its assets from attachment prior to judgment or from execution of a judgment.

THIS DEED has been executed as a Deed by the parties hereto and is intended to be and is hereby delivered on the date stated at the beginning of this Deed.

THE COMPANY
-----------

SIGNED AND DELIVERED as a Deed  )
for and on behalf of            )
HAWKER PACIFIC AEROSPACE LTD    )
by                              )
                                )   /s/ David L. Lokken
                                )   -------------------------
                                    Director

                                    /s/ Philip M. Panzera
                                    -------------------------
                                    Director/Secretary

Credit Agreement dated October 30, 2000
Schedule 7

THE SECURITY AGENT
------------------


SIGNED AND DELIVERED as a Deed  )
for and on behalf of            )
LANDESBANK HESSEN - THURINGEN   )
GIROZENTRALE                    )
by                              )
                                )
                                )
Frank Dohl  V.P.                ) /s/ Frank Dohl
-------------------------       ) -------------------------
Name / Title                    ) Authorised signatory
                                )
                                )
Martin Rohmann                  )
-------------------------       ) /s/ Martin Rohmann
Name / Title                    ) -------------------------
                                ) Authorised signatory
                                )


THE BANKS
---------

SIGNED AND DELIVERED as a Deed  )
for and behalf of               )
LANDESBANK HESSEN - THURINGEN   )
GIROZENTRALE                    )
by                              )
                                )
                                )
Frank Dohl  V.P.                ) /s/ Frank Dohl  V.P
--------------------------      ) ------------------------
Name / Title                    ) Authorised signatory
                                )
                                )
                                )
Martin Rohmann                  ) /s/ Martin Rohmann
-------------------------       ) -------------------------
Name / Title                    ) Authorised signatory
                                )

Credit Agreement dated October 30, 2000
Schedule 7

                                  Schedule 1
                                 Real Property

                                Registered Land

----------------------------------------------------------------------------
County and District/
--------------------
London Borough                 Title Numbers    Description of Property
--------------                 -------------    -----------------------
----------------------------------------------------------------------------
London Borough of Hillingdon   AGL 70229        Unit 3, Dawley Park, Dawley
                                                Road, Hayes
----------------------------------------------------------------------------

                               Unregistered Land

                         None specifically identified.


                                  Schedule 2
                                   Equipment

                         None specifically identified.


                                  Schedule 3
                                  Securities

                         None specifically identified.

                                  Schedule 4
                             Intellectual Property

                         None specifically identified.

Credit Agreement dated October 30, 2000
Schedule 7


                                                                  EXECUTION COPY

                             DATED 30 OCTOBER 2000
                             ---------------------



                           HAWKER PACIFIC AEROSPACE

                         HAWKER PACIFIC AEROSPACE LTD.

                                  as Obligors



                                      and


                  LANDESBANK HESSEN - THURINGEN GIROZENTRALE
                               as Security Agent
                    on its own behalf and as Security Agent
                  for the Finance Parties referred to herein


                          __________________________


                             DEED OF LEGAL CHARGE

                          __________________________

                                      AB
                             100 New Bridge Street
                                    London
                                   EC4V 6JA
                             Tel: (020) 7919 1000
                             Fax: (020) 7919 1999
                                Ref: BES / FCO

Credit Agreement dated October 30, 2000
Schedule 7


                                   CONTENTS
                                   --------

 Number                        Clause Heading                            Page
 ------                        --------------                            ----
1.        INTERPRETATION................................................    1
2.        COVENANT TO PAY...............................................    3
3.        CHARGE........................................................    4
4.        CONTINUING SECURITY...........................................    4
5.        REPRESENTATIONS AND WARRANTIES................................    4
6.        UNDERTAKINGS..................................................    5
7.        ENFORCEMENT OF SECURITY.......................................    7
8.        SET-OFF.......................................................   12
9.        RECEIPT AND APPLICATION OF MONIES.............................   12
10.       PAYMENTS......................................................   13
11.       COSTS, CHARGES AND EXPENSES...................................   14
12.       INDEMNITIES AND CURRENCIES....................................   15
13.       EVIDENCE OF DEBT..............................................   16
14.       FURTHER ASSURANCE.............................................   16
15.       POWER OF ATTORNEY.............................................   16
16.       OTHER ENCUMBRANCES............................................   17
17.       SECURITY TRUST................................................   18
18.       AMENDMENT, WAIVER AND SEVERABILITY............................   19
19.       MISCELLANEOUS.................................................   19
20.       ASSIGNMENT....................................................   20
21.       NOTICES.......................................................   20
22.       PROTECTIVE CLAUSES............................................   21
23.       GOVERNING LAW AND JURISDICTION................................   23

Schedule
--------

Schedule Real Property..................................................   25

THIS DEED is made on the 30th day of October 2000

BETWEEN

(1) HAWKER PACIFIC AEROSPACE, a company incorporated in California, U.S.A. with its principal office at 11240 Sherman Way, Sun Valley, CA 91352 - 4942, U.S.A. (the "US Obligor");

(2) HAWKER PACIFIC AEROSPACE LTD., a company incorporated in England with its registered office at Unit 3, Dawley Park, Kestrel Way, Hayes, Middlesex UB3 1HP (the "UK Obligor" and together with the US Obligor, the "Obligors"); and

(3) LANDESBANK HESSEN - THURINGEN GIROZENTRALE of Main Tower, Neue Mainzer Str. 52 - 58, 60311 Frankfurt am Main, Germany on its own behalf and as trustee for the Finance Parties from time to time (in such capacity, the "Security Agent").

WHEREAS:

(A) By a Credit Agreement dated on or about 30 October 2000 (the "Credit Agreement") made between (1) the US Obligor as borrower, (2) Landesbank Hessen - Thuringen Girozentrale as mandated arranger, security agent and lender and (3) Kreditanstalt fur Wiederaufbau as co-arranger and lender, the Banks (as defined in the Credit Agreement), have agreed to make available to the US Obligor loan facilities on the terms set out in the Credit Agreement.

(B) By a Facility Agreement dated on or about 30 October 2000 (the "Facility Agreement" and together with the Credit Agreement, the "Credit Documents") made between (1) the UK Obligor, as borrower, (2) the US Obligor, as additional obligor, (3) Landesbank Hessen-Thuringen Girozentrale, as mandated arranger, agent, security agent and lender, and (4) Kreditanstalt fur Wiederaufbau, as co-arranger and lender, the Banks (as defined in the Facility Agreement) have agreed to make available to the UK Obligor loan facilities, in respect of which the US Obligor will be jointly and severally liable with the UK Obligor, on the terms set out in the Facility Agreement.

(C) The Security Agent is acting as trustee for the Finance Parties pursuant to this Deed.

(D) By the terms of the Credit Documents, the Obligors undertook to enter into this Deed.

IT IS AGREED as follows:

1.   INTERPRETATION
     --------------

1.1  Definitions and Construction.  In this Deed, unless the context requires
     ----------------------------
     otherwise, terms and expressions defined in or construed for the purposes of the Facility Agreement and not defined below shall have the same
            ------------------
     meanings or be construed in the same manner when used in this Deed, and the following terms shall have the following meanings:

     "Credit Documents" has the meaning given in Recital (B);

Credit Agreement dated October 30, 2000
Schedule 7

     "Encumbrance" means:

     (a) any mortgage, charge, pledge, hypothecation, lien, encumbrance or other security interest or any other arrangement having the effect of conferring security, including a conditional sale, hire purchase or lease agreement or other title retention arrangement; and

     (b) any arrangement whereby rights are subordinated to the rights of a third party;

     "Event of Default" means any event or occurrence which entitles the Banks to terminate the Facilities, including without limitation any of the events or circumstances specified in Clause 18.2 of either of the Credit Documents;

     "Finance Party" means each person which is from time to time a Bank, Mandated Arranger, Agent, Security Agent or Co-Arranger under either Credit Document;

     "Financing Documents" means each document which is a "Financing Document" for the purposes of either Credit Document;

     "Obligor" means each of the UK Obligor and the US Obligor;

     "Permitted Encumbrance" means:

     (a) the Debenture dated on or about the date of this Deed made between the UK Obligor and the Security Agent; and

     (b) any Encumbrance executed by the UK Obligor in favour of the US Obligor in respect of which a deed of priorities in form and substance satisfactory to the Security Agent has been entered into.

     "Real Property" means the land specified in the Schedule (Real Property) and all buildings, fixtures (including trade and tenant's fixtures), fixed plant and machinery from time to time on any such property, all proceeds of sale thereof and the benefit of any covenants for title in respect thereof and all Encumbrances, options, contractual rights, estates and interests over any such property both present and future;

     "Receiver" means each and any receiver, manager, receiver and manager or other similar officer appointed by the Security Agent in respect of the security created by or pursuant to this Deed;

     "Secured Indebtedness" means all monies, obligations and liabilities of any kind now or at any time in the future due, owing, incurred or payable (whether actually or contingently) by an Obligor to a Finance Party under or pursuant to the Credit Documents or any other Financing Document (whether on account of principal, interest, fees, indemnity payments, losses, damages or otherwise) and all other monies hereby agreed to be paid;

     "Security Agent" means the Security Agent acting on its own behalf and as trustee for the Finance Parties;

Credit Agreement dated October 30, 2000
Schedule 7

     "Security Assets" means the Real Property;

     "Security Documents" means each document which is a "Security Document" for the purpose of either Credit Document;

     "Trust Property" means the undertaking of the Obligors contained in Clause 2 (Covenant to Pay) and all or any part of the assets, rights, interests and benefits which may now or at any time in the future be mortgaged, charged, assigned or granted or the subject of an Encumbrance in favour of the Security Agent pursuant to any Financing Document and, for the avoidance of doubt, the proceeds of any of the foregoing.

1.2  Successors and Assigns.  The expressions "US Obligor", "UK Obligor",
     ----------------------
     "Obligor", "Security Agent", "Agent" and "Finance Parties" shall, where the context permits, include their respective successors and permitted assigns and any persons deriving title under them.

1.3  Miscellaneous.  In this Deed, unless the context requires otherwise:
     -------------

     (a)  Statutes:  references to provisions of any law or regulation shall be
          --------
          construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

     (b)  Construction: words importing the singular include the plural and vice
          ------------
          versa; words importing a gender include the other gender;

     (c)  Financing Documents: references to this Deed, the Credit Documents or
          -------------------
          any other Security Document shall be construed as references to this deed or such document as the same may be amended, supplemented, restated or novated from time to time;

     (d)  Clauses, Etc: references to Clauses and the Schedule are to clauses of
          ------------
          and the schedule to this Deed and references to this Deed include its Schedule; and

     (e)  Headings: clause headings are inserted for reference only and shall be
          --------
          ignored in construing this Deed.

1.4  Deed. It is intended by the parties that this document shall take effect as
     ----
     a deed notwithstanding the fact that a party may only execute this document under hand.

1.5  Third Party Rights.  The Contracts (Rights of Third Parties) Act 1999 shall
     ------------------
     not apply to this Deed and no person not party to this Deed shall have or acquire any right to enforce any term of it pursuant to that Act. This Clause shall not affect any right or remedy of any third party which exists or is available otherwise than by reason of that Act and this Clause shall prevail over any other provision of this Deed which is inconsistent with it.

2.   COVENANT TO PAY
     ---------------

     Without prejudice to its respective obligations to the Finance Parties under the Financing Documents, each Obligor undertakes to the Security Agent to pay to the Security Agent on behalf of the Finance Parties the Secured Indebtedness whenever the same is due in accordance with, and in the manner required by, the Financing Documents and duly and punctually to observe and perform all its obligations contained in each Financing Document to which it is a party.

Credit Agreement dated October 30, 2000
Schedule 7

3.   CHARGE
     ------

3.1  Grant of Charge.  In consideration of the Finance Parties agreeing to make
     ---------------
     the facilities available to the UK Obligor and the US Obligor respectively on the terms and conditions of the Credit Documents, each Obligor with full title guarantee and without the benefit of section 6(2) of the Law of Property (Miscellaneous Provisions) Act 1994 charges and agrees to charge to the Security Agent by way of first ranking fixed charge all its rights, title, interest and benefit in and to the Real Property (which, in so far as it consists of land vested in an Obligor at the date of this Deed, shall be charged by way of legal mortgage), as a continuing security for the due and punctual payment and discharge of the Secured Indebtedness and the due and punctual observance and performance by the Obligors of all other obligations of the Obligors contained in the Financing Documents.

3.2  Discharge. When the Security Agent is satisfied that the trusts constituted
     ---------
     by this Deed have come to an end, the Security Agent shall, at the request and cost of the Obligors, and in such form as the Security Agent shall approve, discharge the security created by this Deed, without recourse or warranty and subject to Clause 22.4 (Release of Charge Conditional).

4.   CONTINUING SECURITY
     -------------------

4.1  Continuing Security.  This Deed shall be a continuing security and shall
     -------------------
     remain in full force and effect until the Secured Indebtedness has been paid in full and none of the Finance Parties has any obligation or liability (actual or contingent) under any Financing Document, notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of any Obligor or any other person or any intermediate settlement of account or other matter whatsoever.

4.2  Independent Security.  This Deed is in addition to, and independent of, any
     --------------------
     Encumbrance, guarantee or other security or right or remedy now or at any time in the future held by or available to the Security Agent or any other Finance Party.

5.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

5.1  Constitutional Documents.  Each Obligor certifies that neither the
     ------------------------
     execution of this Deed nor the creation of the security hereby constituted contravenes any of the provisions of the constitutional documents of such Obligor.

5.2  Representations and Warranties.  Each Obligor represents and warrants to
     ------------------------------
     the Security Agent and each of the other Finance Parties that:

     (a) the Security Assets are or when acquired will be beneficially owned by it free from any Encumbrance except as created under or pursuant to this Deed and any Permitted Encumbrance and no person other than it has the use, occupation or possession of the Security Assets or any part thereof;

     (b) the respective particulars of the Security Assets set out in the Schedule are accurate and it has good and marketable title thereto; and

     (c) no litigation, arbitration or administrative proceeding is currently taking place or pending or threatened in relation to any of the Security Assets.

Credit Agreement dated October 30, 2000
Schedule 7

5.3  Continuing Representation and Warranty.  Each Obligor also represents and
     --------------------------------------
     warrants to and undertakes with the Security Agent and each of the other Finance Parties that the foregoing representations and warranties will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances subsisting from time to time.

6.   UNDERTAKINGS
     ------------

6.1 Each Obligor undertakes to the Security Agent that, throughout the continuation of the Facilities and so long as any Secured Indebtedness is or may become payable, such Obligor will, unless the Security Agent otherwise agrees in writing:

          General Negative Pledge
          -----------------------

     (a)  Encumbrances: not (except under or pursuant to this Deed or the Credit
          ------------
          Documents):

          (i) create or attempt or agree to create or permit to arise or exist any Encumbrance, other than Permitted Encumbrances, on or affecting the Security Assets or any part of them (except a lien arising solely by operation of law in the ordinary course of business which does not secure indebtedness for borrowed money and is discharged when due); or

          (ii) (without limiting the generality of the foregoing) deal in any manner with, create any security or Encumbrance over or allow any other third party rights to arise over or against any bank account of such Obligor or in which such Obligor has an interest (whether with the Security Agent or any other person) or any part thereof (whether by way of assignment, trust or otherwise);

          (iii) sell, assign, transfer, lease, deal with or dispose of the Security Assets or any part thereof or attempt or agree to do so;

          Perfection
          ----------

     (b)  Deposit of Documents: deposit with the Security Agent or to its order
          --------------------
          all deeds, certificates and documents (including original policies of insurance) which constitute or evidence title to any Security Assets (such deposit to be made immediately upon the execution of this Deed or, if later, when an Obligor obtains possession of such deeds, certificates or documents);

     (c)  Notices: if and when required by the Security Agent, and at an
          -------
          Obligor's cost, affix to such items of the Security Assets or endorse or cause to be endorsed upon such of the documents referred to in paragraph (c) (Deposit of Documents) above labels, markings or memoranda in such form as the Security Agent may require drawing attention to the security constituted by or pursuant to this Deed;

          Protection of Security
          ----------------------

     (d)  Protection of Security Assets: upon demand by the Security Agent take
          -----------------------------
          or defend all such legal proceedings, and take all such other steps, as the Security Agent may require for the protection of any Security Assets;

Credit Agreement dated October 30, 2000
Schedule 7

     (e)  Not Prejudice: not do, omit to do, cause or permit to occur, any act,
          -------------
          omission or thing which would or might result in any Security Assets being surrendered, forfeited, cancelled or prejudiced in any way or reduced in value, or this Deed or any rights, powers or remedies of the Security Agent under this Deed being prejudiced or adversely affected;

     (f)  Maintenance and Repair: maintain and repair and keep all buildings,
          ----------------------
          other structures, trade and other fixtures, fixed and other plant and machinery and all chattels and other equipment forming part of the Security Assets in good and substantial repair and in good working order and condition;

     (g)  Access: provide to the Security Agent, and procure that all other
          ------
          persons having possession or control of any Security Assets or any land or buildings on which any Security Assets are for the time being located provide to the Security Agent, full and unfettered access to the Security Assets for the purpose of inspecting any Security Assets or exercising any rights, powers or remedies of the Security Agent;

     (h)  Notification of Receipt of Notices: within 14 days after the receipt
          ----------------------------------
          by any Obligor of any application, requirement, order or notice served or given by any public, local or any other authority with respect to all or any part of the Security Assets, give written notice thereof to the Security Agent and also (within 7 days after demand) produce the same or a copy thereof to the Security Agent and inform it of the steps taken or proposed to be taken to comply with any such requirement thereby made or implicit therein; and

     (i)  Statutes: duly and punctually perform and observe all its obligations
          --------
          in connection with the Security Assets under any present or future statute or any regulation, order or notice made or given thereunder.

6.2  Undertakings Relating to Real Property.  Each Obligor undertakes to the
     --------------------------------------
     Security Agent that, throughout the continuation of the Facilities and so long as any Secured Indebtedness is or may become payable, such Obligor will, unless the Security Agent otherwise agrees in writing:

     (a)  Registered Land: in the case of any Real Property which is
          ---------------
          registrable, or becomes registrable, after its acquisition, under the Land Registration Acts 1925 to 1986:

          (i) promptly notify the Security Agent of the title numbers of such property upon its acquisition or as soon as each respective title number is allotted by H.M. Land Registry;

          (ii) upon the making of any application to H.M. Land Registry for the registration of such Obligor (or such other persons as the Security Agent may permit as the Registered Proprietor thereof) request the Chief Land Registrar to enter upon the Charges Register of such property a note of this Deed in any form which the Security Agent requires; and

          (iii) in relation to any Real Property which is the subject of an application for registration of title at H.M. Land Registry, use its best endeavours to answer any requisitions from H.M. Land Registry;

Credit Agreement dated October 30, 2000
Schedule 7

     (b)  Compliance with Obligations: duly and punctually comply with and
          ---------------------------
          observe all terms and conditions contained in all conveyances, transfers, leases, tenancies, licences and Encumbrances and all covenants and restrictions affecting any Real Property and not do or suffer to be done any act or thing whereby any such lease or licence is surrendered or is likely to become liable to forfeiture or otherwise be unilaterally determined by the landlord or other party;

     (c)  No Alterations:  not pull down, alter, extend or remove any building,
          --------------
          structure or other improvements forming part of the Real Property;

     (d)  Registered Land: not permit any person to become registered as
          ---------------
          proprietor under the Land Registration Acts of any Real Property;

     (e)  Overriding Interests:  not create or permit to arise any overriding
          --------------------
          interest as defined in section 70 of the Land Registration Act 1925;

     (f)  Taxes and Outgoings:  pay as and when the same must be paid all taxes,
          -------------------
          rates, duties, charges, assessments and outgoings whatsoever (whether parliamentary, parochial, local or of any other description) which shall be assessed, charged or imposed upon or payable in respect of the Real Property or any part thereof (save to the extent that payment of the same is being contested in good faith);

     (g)  User: use the Real Property only for such purpose or purposes as may
          ----
          for the time being be authorised as the permitted use or user thereof under or by virtue of the Town and Country Planning Acts;

     (h)  Development: not make any application under the Town and Country
          -----------
          Planning Acts or any other enactment to change the authorised use or to carry out any other development of the Real Property;

     (i)  Statutes: comply with the provisions of all statutes for the time
          --------
          being in force and every notice, order, direction, licence, consent or permission given thereunder and the requirements of any competent authority so far as they relate to the Real Property or its use;

     (j)  Leases: not grant or agree to grant (whether in exercise or
          ------
          independently of any statutory power) any lease or tenancy of the Real Property or any part thereof or accept or agree to accept surrenders thereof or permit any person to become entitled to any proprietary right or interest which might affect the value of any Real Property.

7.   ENFORCEMENT OF SECURITY
     -----------------------

7.1  Enforceability.  Immediately upon the occurrence of an Event of Default the
     --------------
     security created by or pursuant to this Deed shall become enforceable in accordance with the provisions of this Deed.

7.2  Security Agent's Right to Remedy Default.  If an Event of Default occurs,
     ----------------------------------------
     the Security Agent shall, at the Obligors' cost, and without prejudice to any other rights it may have, be entitled (but not bound) to do anything which it considers appropriate to remedy any failure by any Obligor to perform its obligations under this Deed. The Security Agent shall not thereby become liable to account as a mortgagee in possession.

Credit Agreement dated October 30, 2000
Schedule 7

7.3  Powers of Security Agent.  At any time after the security created by or
     ------------------------
     pursuant to this Deed becomes enforceable, the Security Agent may exercise, without further notice and whether or not it shall have appointed a Receiver, all or any of the powers, authorities and discretions which are conferred by this Deed (whether expressly or by reference) upon a Receiver in relation to all or any part of the Security Assets without first appointing a Receiver or notwithstanding the appointment of a Receiver in relation to the relevant Security Assets.

7.4  Appointment of Receiver.  At any time after this security becomes
     -----------------------
     enforceable, or if an Obligor so requests, and notwithstanding that an order may have been made or a resolution passed for the winding-up of any Obligor, the Security Agent may appoint in writing any duly qualified person or persons to be a receiver or receiver and manager or administrative receiver of all or any part of the Security Assets and:

     (a)  Terms: the Receiver may be appointed by the Security Agent on such
          -----
          terms as the Security Agent thinks fit;

     (b)  Joint Receivers: if two or more persons are appointed as Receiver they
          ---------------
          may be appointed in respect of different parts of the Security Assets and each joint Receiver shall have power to act severally and independently of any other joint Receiver, except to the extent specified to the contrary in the appointment; and

     (c)  Removal:  the Security Agent may remove a Receiver and, in the case of
          -------
          removal, retirement or death of the Receiver, may appoint another in his place, provided that any Receiver appointed by the Security Agent as an administrative receiver shall only be removed from office or vacate office in accordance with the provisions of section 45 of the Insolvency Act 1986.

7.5  Agent of Obligors.  Unless and until the Security Agent by notice in
     -----------------
     writing to an Obligor and to the Receiver requires that the Receiver act as agent of the Security Agent, or until an order is made or a resolution is passed for the winding-up of an Obligor, the Receiver shall be the agent of an Obligor, and such Obligor shall (subject, in the case of an administrative receiver, to section 44 of the Insolvency Act 1986) be responsible for the acts and defaults of the Receiver and for his remuneration and shall be liable on any contracts and agreements made or entered into by him and for any losses incurred by him, but in exercising any powers of the Security Agent the Receiver shall have the authority of such Obligor and the Security Agent. After an order is made or a resolution is passed for the winding up of an Obligor, the Receiver shall act as a principal and shall not become the agent of the Security Agent. Where the Receiver is not an administrative receiver the Receiver shall be in the same position as a receiver appointed by a mortgagee under the Law of Property Act 1925.

7.6  Powers of Receiver.  Subject to any specific limitations placed upon him by
     ------------------
     the terms of his appointment, the Receiver (whether or not an administrative receiver) shall have all the rights, powers and remedies conferred on an administrative receiver by the Insolvency Act 1986, all the rights, powers and remedies conferred on a receiver appointed under the Law of Property Act 1925 and all rights, powers and remedies conferred on a mortgagee (including a mortgagee in possession) by that Act and shall also have the power to do all acts and things and exercise all rights, powers and remedies that an Obligor could do or exercise in relation to the Security Assets as if the Receiver were the absolute beneficial owner of the same including, without limitation, the power to do all or any of the following:

Credit Agreement dated October 30, 2000
Schedule 7

     (a)  Possession: enter, take possession, assume control of, get in and
          ----------
          collect the Security Assets;

     (b)  Receive Rents:  receive the rents and profits of the Security Assets;
          -------------

     (c)  Manage:  manage the Security Assets;
          ------

     (d)  Carry on Business: carry on, manage, develop, reconstruct, amalgamate
          -----------------
          or diversify the business of any Obligor or any part thereof or concur in so doing;

     (e)  Rebuild, Maintain and Develop: pull down, rebuild, repair, alter, add
          -----------------------------
          to, complete, maintain and insure the Security Assets and lease or otherwise acquire and develop or improve properties or other assets without being responsible for loss or damage;

     (f)  Power of Sale: sell or agree to sell or otherwise dispose of or deal
          -------------
          with any Security Assets (whether or not the Receiver or Security Agent has taken possession) on such terms as the Receiver thinks fit and:

          (i)   whether by public auction, private treaty or by tender;

          (ii) for cash or property or other valuable consideration and on terms that payment of all or any part of the purchase price is deferred (whether at interest or not and whether with or without security);

          (iii) in one lot or in parcels;

          (iv) whether or not in conjunction with the sale of other property by the Receiver or the Security Agent or any other person; and

          (v) whether with or without special provisions as to title or time or otherwise;

     (g)  Lease: lease or license the Security Assets, renew, terminate,
          -----
          surrender or accept the surrender of leases or licences, in each case on such terms as the Receiver thinks fit, whether at a premium or otherwise;

     (h)  Grant Options: grant to any person an option to purchase or other
          -------------
          rights over any Security Assets upon such terms as the Receiver thinks fit;

     (i)  Fixtures: add or sever fixtures and sell or otherwise dispose of or
          --------
          deal with them separately from the premises to which they were affixed;

     (j)  Surrender: surrender or transfer the Security Assets to any
          ---------
          governmental agency (whether or not for fair compensation);

     (k)  Exchange: exchange (whether or not for fair value) with any person any
          --------
          Security Assets for an interest in property of any tenure and the property so acquired may be dealt with by the Receiver as if it were part of the Security Assets and, for that purpose, the Receiver may create an Encumbrance over that property in favour of the Security Agent;

Credit Agreement dated October 30, 2000
Schedule 7

     (l)  Subsidiaries:  promote the formation of any company with a view to it
          ------------
          becoming a subsidiary of an Obligor and purchasing, leasing, licensing or otherwise acquiring interests in all or any of the Security Assets or otherwise, arrange for any such company to trade or cease to trade and to purchase, lease, license or otherwise acquire all or any of the Security Assets on such terms and conditions, whether or not including payment by instalments, secured or unsecured, as the Receiver thinks fit;

     (m)  Insurances: maintain, renew, take out or increase insurances in such
          ----------
          amounts and on such terms as the Receiver thinks fit;

     (n)  Employees: employ managers, solicitors, officers, agents, accountants,
          ---------
          auctioneers, consultants, workmen and employees on such terms as the Receiver thinks fit;

     (o)  Delegation: delegate to any person for such time as the Receiver
          ----------
          approves any or all of the powers of the Receiver on such terms as the Receiver thinks fit;

     (p)  Give Receipts: receive all payments and give receipts for all monies
          -------------
          and other assets which may come into the hands of the Receiver, which receipts shall exonerate any person paying or handing over such monies or other assets from all liability to see to the application thereof and from all liability to enquire whether the Secured Indebtedness has become due or payable or otherwise as to the propriety or regularity of the appointment of any Receiver;

     (q)  Performance and Enforcement:  carry out and enforce, or refrain from
          ---------------------------
          carrying out or enforcing, rights and obligations of an Obligor forming part of the Security Assets or obtained or incurred in the exercise of the rights, powers and remedies of the Receiver;

     (r)  Compromises:  make any arrangements or compromise or enter into or
          -----------
          cancel any contracts which the Receiver considers expedient;

     (s)  Take Proceedings:  institute, conduct, defend, settle, arrange or
          ----------------
          compromise any proceedings and submit to any court or arbitrator any claims, questions or disputes whatsoever which may arise in connection with the business of an Obligor (including, without limitation, for the recovery of debts or other monies due to an Obligor) or in respect of the Security Assets or in any way relating to this Deed, and to execute releases or other discharges in relation thereto;

     (t)  Borrowings: advance monies or otherwise provide financial
          ----------
          accommodation for the account of an Obligor or borrow any money or obtain other financial accommodation from any person which may be required for any of the purposes mentioned in this Clause 7.6, and in the name of such Obligor or otherwise, and secure any borrowings or other financial accommodation by an Encumbrance over the Security Assets ranking in priority to, pari passu with or after the security created by this Deed, in each case on such terms as the Receiver thinks fit;

     (u)  Other Acts and Documents:  execute deeds and documents on behalf of an
          ------------------------
          Obligor and do all such other acts and things as may be considered by the Receiver to be incidental or conducive to any of the matters or powers aforesaid or to the realisation of the security created by this Deed and to use the name of an Obligor for all the purposes aforesaid.

Credit Agreement dated October 30, 2000
Schedule 7

7.7   Remuneration of Receiver.  Each Receiver shall be entitled to remuneration
      ------------------------
      for his services at a rate to be fixed by agreement between him and the Security Agent (or, failing such agreement, to be fixed by the Security Agent) appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with his current practice or the current practice of his firm and without being limited to the maximum rate specified in section 109(6) of the Law of Property Act 1925.

7.8   Give Up Possession.  The Security Agent may give up possession of any
      ------------------
      Security Assets at any time and may discontinue any receivership.

7.9   Property Acquired.  All property of any kind acquired in exercise of any
      -----------------
      of the powers conferred by this Deed shall be subject to the security created by this Deed and to all the powers contained in this Deed.

7.10  Exclusion of Statute.
      --------------------

      (a)  Statutory Power Unaffected: The foregoing powers conferred on the
           --------------------------
           Security Agent shall be in addition to and not to the prejudice of all statutory and other powers of the Security Agent under the Law of Property Act 1925 or otherwise.

      (b)  Rights Unfettered: Section 103 of that Act shall not restrict the
           -----------------
           exercise by the Security Agent of the power of sale conferred by section 101 of that Act, which power shall arise and may be exercised at any time after the happening of an Event of Default.

      (c)  Leasing: The powers of leasing, letting, entering into agreements for
           -------
           leases and lettings and accepting and agreeing to accept surrenders of leases conferred by sections 99 and 100 of that Act shall be exercisable at any time after the happening of an Event of Default, and whether or not the Security Agent shall then be in possession of the premises in question, so as to authorise the Security Agent or a Receiver to make a lease or agreement for lease at a premium and for any length of term and generally without any restriction on the kind of leases and agreements for lease or the necessity to comply with any restrictions imposed by, or the other provisions of, sections 99 and 100 of that Act.

7.11  Waiver of Notice.  Any notice, period of time or other condition precedent
      ----------------
      prescribed by law to the exercise of any rights, powers or remedies of the Security Agent or a Receiver is dispensed with except to the extent (if any) that the relevant law does not afford the opportunity to dispense by agreement with its requirements, in which event the relevant right, power or remedy may be exercised by the Security Agent or a Receiver at the time and in the circumstances prescribed by law.

7.12  Not Mortgagee in Possession.  Where any liability or duty might otherwise
      ---------------------------
      attach to the Security Agent or a Receiver as mortgagee in possession for the purposes of the Law of Property Act 1925 neither Security Agent or any Receiver shall by reason of its entering into possession of any of the Security Assets be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss upon realisation or for any default or omission for which a mortgagee in possession might otherwise be liable.

7.13  Exclusion of Liability.  Neither the Security Agent nor any other Finance
      ----------------------
      Party or any Receiver shall be responsible for any losses of any kind whatsoever (including, without

Credit Agreement dated October 30, 2000
Schedule 7

      limitation, negligence, default or dishonesty of any servant, agent or auctioneer employed by the Security Agent or any Finance Party or any Receiver or any attorney of the Security Agent or any Finance Party or any Receiver) which may occur in or about the exercise, or attempted or purported exercise or non-exercise of any of the rights, powers or remedies of the Security Agent or any Finance Party or any Receiver unless directly caused by the gross negligence or wilful default of the Security Agent or any Finance Party or any Receiver. The Security Agent, any Finance Party or Receiver shall be entitled to all the privileges and immunities conferred on mortgagees and receivers appointed thereunder by the Law of Property Act 1925.

7.14  Protection of Third Parties.  No person dealing with the Security Agent or
      ---------------------------
      any attorney of the Security Agent or any Receiver in connection with the exercise of any of the rights, powers or remedies of the Security Agent shall be bound to inquire whether any Event of Default has occurred or any power has become exercisable, as to the due appointment of any Receiver or otherwise as to the propriety or regularity of any such dealing or to see to the application of any money paid to the Security Agent or any Receiver and shall not be affected by express notice that any such dealing is unnecessary or improper, and notwithstanding any irregularity or impropriety in any such dealing the same shall, as regards the protection of that person, be deemed to be valid and effective.

7.15  Acceptance of Payments.  This Deed may be enforced notwithstanding that
      ----------------------
      the Security Agent or any other Finance Party may have accepted payment of any Secured Indebtedness after the occurrence of an Event of Default.

8.    SET-OFF
      -------

      If an Event of Default has occurred the Security Agent and each other Finance Party shall have the right (but not the obligation), without notice to any Obligor or any other person, to set-off and apply any credit balance on any account of an Obligor with the Security Agent or such Finance Party (as the case may be) and any other indebtedness owing by the Security Agent or such Finance Party to an Obligor (in each case, whether or not subject to notice, matured or owing to a different branch or office and in whatever currency) against such of the Secured Indebtedness which is due and payable. Each Finance Party may convert any such credit balance or other indebtedness at the prevailing rate of exchange into such other currencies as may be necessary for this purpose.

9.    RECEIPT AND APPLICATION OF MONIES
      ---------------------------------

9.1   Order of Application.  All monies from time to time actually received or
      --------------------
      recovered by the Security Agent or a Receiver from an Obligor under this Deed or arising from the enforcement of this Deed shall (subject to Clause
      9.3 (Suspense Account) be applied in the following order of priority:

      (a)  first, in payment of the costs, charges, expenses and other monies
           -----
           payable by each Obligor under Clauses 14 (Costs, Charges and Expenses) and 15 (Indemnities and Currencies) or liabilities otherwise incurred in the exercise or attempted exercise of the rights, powers or remedies of the Security Agent or a Receiver;

      (b)  secondly, in payment of the remaining Secured Indebtedness;
           --------

Credit Agreement dated October 30, 2000
Schedule 7

      (c)  thirdly, in payment of amounts due under subsequent Encumbrances of
           -------
           which the Security Agent has notice, in the order of their priorities; and

      (d)  fourthly, in payment to the Obligors.
           --------

9.2   Credit Actual Receipts.  In applying any monies toward satisfaction of the
      ----------------------
      Secured Indebtedness, the Security Agent shall credit each Obligor with only those monies actually received by the Security Agent in cleared funds, and such credit shall date from the time of actual receipt.

9.3   Suspense Account  The Security Agent may place and keep any monies
      ----------------
      received by virtue of this Deed (whether before or after the insolvency or liquidation of any Obligor) to the credit of a suspense account for so long as the Security Agent may think fit in order to preserve the rights of the Security Agent or any other Finance Party to sue or prove for the whole amount of its claims against an Obligor or any other person.

9.4   Amounts Contingently Due.  If the Security Agent enforces the security
      ------------------------
      constituted by this Deed (whether by the appointment of a Receiver or otherwise) at a time when no amounts are due to it (but at a time when amounts may become so due), the Security Agent (or such Receiver) may pay the proceeds of any recoveries effected by it into an interest-bearing suspense account with any person (including the Security Agent) selected by the Security Agent and on terms selected by the Security Agent until the relevant amounts become actually due and payable or the Security Agent determines that they will never become actually due and payable. At that time the amount actually owing may be paid to the Security Agent and the balance distributed in accordance with Clause 9.1 (Order of Application). Until such time the Security Agent (or such Receiver) may (subject to the payment of any claims having priority to this security) withdraw amounts standing to the credit of any such suspense account in order to pay the amounts referred to in paragraphs (a) and (b) of Clause 9.1 (Order of Application). The Obligors will not be entitled to withdraw any monies (including interest) standing to the credit of any such suspense account until all the Secured Indebtedness has been irrevocably paid and discharged in full.

9.5   Appropriation.  Each Obligor irrevocably authorises the Security Agent to
      -------------
      appropriate any monies received by the Security Agent, any attorney of the Security Agent or the Receiver towards such of the Secured Indebtedness as the Security Agent in its absolute discretion thinks fit.

9.6   Surplus Monies.  If at any time after satisfaction of the Secured
      --------------
      Indebtedness the Security Agent holds any surplus monies payable to an Obligor, those monies shall not carry interest and may be placed to the credit of an account in the name of such Obligor with a bank and the Security Agent shall thereupon be under no further liability in respect thereof.

10.   PAYMENTS
      --------

10.1  No Deductions.  All sums payable by any Obligor under this Deed shall be
      -------------
      paid in full without set-off or counterclaim or any restriction or condition and, except to the extent required by any law or regulation, free and clear of any deduction or withholding on account of tax or otherwise. If an Obligor or any other person is required by any law or regulation to make any such deduction or withholding such Obligor shall, together with the relevant payment, pay such additional amount as will ensure that the Security Agent

Credit Agreement dated October 30, 2000
Schedule 7

      or, as the case may be, any other relevant Finance Party actually receives and is entitled to retain, free and clear of any such deduction or withholding, the full amount which it would have received if no such deduction or withholding had been required. Each Obligor shall within the required time period, pay or cause to be paid over to the relevant taxation or other authority the full amount of any such deduction or withholding and shall promptly forward to the Security Agent copies of official receipts or other evidence satisfactory to the Security Agent showing that such payment has been made.

10.2  Security Agent May Debit Account of Obligor.  The Security Agent may,
      -------------------------------------------
      without prejudice to any other right, power or remedy of the Security Agent, at any time and from time to time, without further authority or notice to any Obligor, debit and charge any account of an Obligor with the Security Agent with any of the monies payable to the Security Agent under the Credit Documents or this Deed or any other Financing Document to which such Obligor is a party.

11.   COSTS, CHARGES AND EXPENSES
      ---------------------------

11.1  Expenses.  Each Obligor shall forthwith on demand pay or reimburse to the
      --------
      Security Agent, the other Finance Parties or any Receiver (as the case may be):

      (a)  Execution: all costs, charges and expenses (including legal fees on a
           ---------
           full indemnity basis and all other out-of pocket expenses and any applicable value added tax or similar tax) incurred by the Security Agent or any other Finance Party or any Receiver in connection with the preparation, execution and registration of this Deed and any other documentation required in connection herewith and any amendment to or extension of, or any inspection, calculation, approval, consent or waiver to be made or given in connection with, this Deed;

      (b)  Rights and Remedies: all costs, charges and expenses (including legal
           -------------------
           fees on a full indemnity basis and all other out-of pocket expenses and any applicable value added tax or similar tax) incurred by the Security Agent or any other Finance Party or any Receiver in exercising any of its or their rights or powers under this Deed or in suing for or seeking to recover any sums due or otherwise preserving or enforcing its or their rights, powers and remedies under this Deed or in connection with the preservation or attempted preservation of the Security Assets or in defending any claims brought against any of them in respect of this Deed or any Obligor's interest in the Security Assets or in releasing or re-assigning this Deed upon payment of all monies hereby secured;

      (c)  Receiver:  all remuneration payable to the Receiver,
           --------

      and, until payment of the same in full, all such costs, charges and expenses shall be secured by this Deed.

11.2  Taxes and Registration Fees.  Each Obligor shall pay when due all present
      ---------------------------
      and future stamp and other similar duties and taxes and all notarial, registration, recording and other similar fees which may be payable in respect of this Deed and any documentation required in connection with this Deed and shall indemnify the Security Agent and the other Finance Parties against all liabilities, costs and expenses which may result from any delay or default in paying such duties, taxes or fees (unless caused by the relevant person's negligence or wilful default in paying such fees).

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Credit Agreement dated October 30, 2000
Schedule 7

12.   INDEMNITIES AND CURRENCIES
      --------------------------

12.1  General Indemnity.  Each Obligor shall indemnify the Security Agent, the
      -----------------
      other Finance Parties and any Receiver (and any attorney, delegate or other person appointed under this Deed by any of them) from and against all claims, actions, losses, liabilities, damages, costs and expenses incurred by it or them as a result of or arising out of or in connection with:

      (a)  Performance: the occurrence of any Event of Default, or any failure
           -----------
           by an Obligor to make a payment or perform any obligation in accordance with this Deed; or

      (b)  Security Assets: the Security Assets or the use or occupation thereof
           ---------------
           by any person; or

      (c)  Powers: the execution or purported execution of any powers,
           ------
           authorities and discretions conferred on it pursuant to this Deed or in respect of any matter or thing done or omitted in relation to the Security Assets (unless directly resulting from the gross negligence or wilful default of the indemnified person).

12.2  Conversion of Currencies.  All monies received or held by the Security
      ------------------------
      Agent or by a Receiver under this Deed at any time on or after enforcement in a currency other than a currency in which the Secured Indebtedness (or any part of it) is denominated or in an amount exceeding the amount in the relevant currency in which any Secured Indebtedness is denominated may from time to time be sold for one or more of the currencies in which the Secured Indebtedness is denominated as the Security Agent or any Receiver considers necessary or desirable and each Obligor shall indemnify the Security Agent against all costs, charges and expenses incurred in relation to such sale. Neither, the Security Agent nor any Receiver shall have any liability to any Obligor in respect of any loss resulting from any fluctuation in exchange rates after any such sale.

12.3  Currency Indemnity.  If any amount is received by the Security Agent or
      ------------------
      any other Finance Party in a currency other than that in which the relevant obligation or liability of an Obligor was payable (the "Required Currency") pursuant to any law, regulation or order or in the winding up, insolvency or bankruptcy of such Obligor or otherwise, such obligation or liability shall be discharged only to the extent that the Security Agent or that Finance Party may purchase the Required Currency with such other currency in accordance with normal banking procedures of the Security Agent or, as the case may be, that Finance Party upon receipt of such amount. If the amount in the Required Currency which may be so purchased, after deducting any costs of exchange and any other related costs, is less than the amount of the relevant obligation or liability, such Obligor shall indemnify the Security Agent or such other Finance Party against the shortfall. This indemnity shall be an obligation of each Obligor independent of and in addition to its other obligations under this Deed, notwithstanding any time or other concession may have been granted to such Obligor or any other act, matter or thing.

12.4  Payment and Security.  The Security Agent and any Receiver may retain and
      --------------------
      pay out of any money in the Security Agent's or (as the case may be) Receiver's hands all sums necessary to effect the payments, obligations and indemnities contained in Clause 11 (Costs, Charges and Expenses) and Clause 12 (Indemnities and Currencies) and all sums payable by any Obligor under Clause 11 and Clause 12 shall form part of the monies hereby secured.

Credit Agreement dated October 30, 2000
Schedule 7

13.   EVIDENCE OF DEBT
      ----------------

      Any statement of account purporting to show an amount due from any Obligor for the purposes of this Deed and signed as correct by an authorised officer of the Security Agent or the Agent shall, in the absence of manifest error, be conclusive evidence of the amount so due.

14.   FURTHER ASSURANCE
      -----------------

14.1  Further Assurance.  Each Obligor shall at any time and from time to time
      -----------------
      (whether before or after the security hereby created shall have become enforceable):

      (a)  Execute Documents: execute such further legal or other mortgages,
           -----------------
           charges or assignments in favour of the Security Agent or the Finance Parties; and

      (b)  Other Action: do all such transfers, assurances, acts and things and,
           ------------
           without limiting the generality of the foregoing, give all notices, orders and directions in respect of Security Assets,

      as the Security Agent may require to secure the Secured Indebtedness or to facilitate the realisation of the Security Assets or the exercise of any powers conferred on the Security Agent or a Receiver or for the purposes of perfecting and completing any assignment of the Security Agent's rights, benefits or obligations under this Deed.

14.2  Enforcement of Security Agent's Rights.  Each Obligor will do or permit to
      --------------------------------------
      be done everything which the Security Agent may from time to time require to be done for the purpose of perfecting or enforcing the Security Agent's rights under this Deed and will allow the name of such Obligor to be used as and when required by the Security Agent for that purpose.

14.3  Form of Documents.  Any instrument which an Obligor is required to
      -----------------
      execute, or of which an Obligor is required to procure the execution, shall be prepared by or on behalf of the Security Agent at the cost of such Obligor and shall contain such clauses as the Security Agent shall reasonably require, including, but not limited to clauses containing an immediate power of sale without notice and excluding section 93, and the restrictions contained in section 103, of the Law of Property Act 1925.

14.4  Other Provisions.  This Clause shall be in addition to and not in
      ----------------
      substitution for the covenants for further assurance deemed to be included in this Deed by virtue of the Law of Property (Miscellaneous Provisions) Act 1994.

15.   POWER OF ATTORNEY
      -----------------

15.1  Power of Attorney.  Each Obligor by way of security hereby irrevocably
      -----------------
      appoints the Security Agent, each Receiver for the time being and each authorised officer of the Security Agent to whom the Security Agent shall from time to time have delegated the exercise of the power of attorney conferred by this Clause, jointly and also severally, to be the attorney or attorneys of such Obligor to do (either in the name of such Obligor or the attorney) all acts and things which:

      (a)  Obligors' Obligations: such Obligor is obliged to do under this Deed;
           ---------------------
           or

Credit Agreement dated October 30, 2000
Schedule 7

      (b)  Other Acts and Things: in the opinion of the Security Agent, are
           ---------------------
           necessary or desirable in connection with the Security Assets or the protection or perfection of the Security Agent's interest in the Security Assets or the exercise of the rights, powers and remedies of the Security Agent or the realisation, getting in or disposition of any Security Assets, and, without limiting the generality of the foregoing, to execute all deeds and documents of whatever nature, but without rendering the Security Agent liable as a mortgagee in possession, and with full power for all or any of such purposes from time to time to appoint a substitute or sub-attorney and to revoke any such appointment.

15.2  Ratification. Each Obligor hereby ratifies and confirms, and agrees to
      ------------
      ratify and confirm, whatever any such attorney as is mentioned in Clause
      15.1 (Power of Attorney) shall do or purport to do, and all transactions entered into and documents executed, in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in such Clause.

15.3  Powers of Attorney Act.  The power of attorney granted by Clause 15 (Power
      ----------------------
      of Attorney) is, as regards the Security Agent and its delegates and each Receiver (as each Obligor hereby acknowledges), granted irrevocably and for value as part of the security constituted by this Deed to secure proprietary interests of, and the performance of obligations owed to, the respective donees within the meaning of the Powers of Attorney Act 1971.

15.4  Completion of Blanks.  The Security Agent is irrevocably authorised to
      --------------------
      fill in any blanks and otherwise complete and to deliver any instruments executed any Obligor and deposited with the Security Agent in connection with this Deed.

16.   OTHER ENCUMBRANCES
      ------------------

16.1  Priority of Further Advances.  All monies which are expressed to be
      ----------------------------
      secured by this Deed and which are advanced, paid or otherwise provided after the Security Agent or any other Finance Party receives notice of the creation of any other Encumbrance shall be secured by this Deed in priority to any monies secured by that other Encumbrance, unless the Security Agent specifically agrees in writing.

16.2  Opening of New Account.  If the Security Agent or any other Finance Party
      ----------------------
      receives or is deemed to be affected by actual or constructive notice, of any subsequent Encumbrance or other instrument affecting any part of the Security Assets and/or the proceeds of realisation thereof, the Security Agent and the other Finance Parties may open a new account for an Obligor. If the Security Agent or any other Finance Party does not open a new account it shall nevertheless be treated as if it had done so at the time when the Security Agent or, if earlier, such other Finance Party received or was deemed to have received notice, and as from that time all payments made to the Security Agent or such other Finance Party shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount for which this Deed is security.

16.3  Rights Regarding prior Encumbrances.  The Security Agent may (but is not
      -----------------------------------
      obliged to) pay any monies, obligations or liabilities secured by any Encumbrance having priority to this Deed and (at the expense of the Obligors) take a transfer of such Encumbrance for the benefit of the Finance Parties. All principal monies, interest, costs, charges and expenses of and incidental to such redemption and transfer shall be paid by the Obligors to the Security Agent on demand.

Credit Agreement dated October 30, 2000
Schedule 7

17.   SECURITY TRUST
      --------------

17.1  Declaration of Trust.  The Security Agent hereby declares that it shall
      --------------------
      hold the Trust Property upon trust for the Finance Parties from time to time in accordance with the Financing Documents. The trusts of the Trust Property shall remain in full force and effect until the earlier of:

      (a)  Specified Date: such date as the Security Agent shall specify on
           --------------
           which:

           (i) all the obligations which are secured by the Security Documents have been fully and finally discharged; and

           (ii) no Finance Party is under any commitment, obligation or liability (whether actual or contingent) to make advances or provide any other financial accommodation to either Obligor under any Financing Document; and

      (b)  Perpetuities: the last day of the period of 80 years from the date of
           ------------
           this Deed which period (and no other) shall be the applicable perpetuity period,

      after which the trusts set out in this Deed shall be wound up and the Security Agent shall release, without recourse or warranty, all of the security created by the Security Documents.

17.2  Powers and Discretions.  To the extent not inconsistent with this Deed,
      ----------------------
      the Security Agent shall have all the powers and discretions conferred upon trustees by the Trustee Act 1925.

17.3  Investment.  Unless provided otherwise in any Security Document, monies
      ----------
      which are received by the Security Agent and held by it as trustee in relation to any of the Security Documents may be invested in the name of or under the control of the Security Agent in any investment authorised by English law for the investment of trust money by trustees or in any other investments which may be selected by the Security Agent, and if not otherwise invested such monies may be placed on deposit in the name of or under the control of the Security Agent at such bank or institution (including the Security Agent) and upon such terms as the Security Agent may think fit.

17.4  Appointment.  The Security Agent may appoint any person established or
      -----------
      resident in any jurisdiction (whether a trust corporation or not) to act as a trustee or agent, either separately or jointly with the Security Agent, in relation to any of the Security Documents if the Security Agent considers that such an appointment is necessary or desirable for the purpose of conforming with any legal requirement in any relevant jurisdiction or otherwise for the purpose of holding, administering, protecting or enforcing any of the Security Documents, and any such trustee or agent shall have such powers and discretions (not exceeding those conferred on the Security Agent) and such obligations as shall be conferred or imposed on it by the Security Agent.

Credit Agreement dated October 30, 2000
Schedule 7

18.   AMENDMENT, WAIVER AND SEVERABILITY
      ----------------------------------

18.1  Amendment.  Any amendment or waiver of any provision of this Deed and any
      ---------
      waiver of any default under this Deed shall only be effective if made in writing and signed by the Security Agent.

18.2  Waiver.  No failure or delay by the Security Agent or any other Finance
      ------
      Party in exercising any right, power or remedy under this Deed shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights, powers and remedies provided in this Deed are cumulative and do not exclude any other rights, powers or remedies provided by law.

18.3  Severability.  If at any time any provision of this Deed is or becomes
      ------------
      illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Deed, shall not be affected or impaired thereby.

19.   MISCELLANEOUS
      -------------

19.1  Counterparts.  This Deed may be executed in any number of counterparts and
      ------------
      by the different parties to this Deed on separate counterparts which when taken together shall constitute one and the same instrument.

19.2  Survival of Indemnities.  The indemnities contained in this Deed are
      -----------------------
      continuing obligations of each Obligor and are separate and independent from the other obligations of each Obligor and shall survive the termination of this Deed.

19.3  Moratorium Legislation.  To the fullest extent permitted by law, the
      ----------------------
      provisions of all existing and future laws which operate or may operate directly or indirectly to lessen or otherwise vary an Obligor's obligations under this Deed or to delay, curtail or otherwise prevent or prejudicially affect the exercise by the Security Agent or any other Finance Party of any of its rights, powers and remedies under this Deed are expressly negatived and excluded.

19.4  Judgments.  Notwithstanding any judgment which the Security Agent or any
      ---------
      other Finance Party may recover against any Obligor in respect of any Secured Indebtedness, the Security Agent or such other Finance Party shall hold the judgment collaterally with this Deed as security for the due payment and satisfaction of Secured Indebtedness and this Deed shall not merge in any judgment.

19.5  Notice and Enforcement.  The Security Agent need not give any notice of
      ----------------------
      this Deed to any person, enforce payment of any Secured Indebtedness, enforce or realise any other Security Document or take any steps or proceedings for any purpose unless the Security Agent thinks fit.

19.6  Consent by Security Agent.  Any consent required of the Security Agent
      -------------------------
      under this Deed may (unless this Deed specifically provides otherwise) be given or withheld by the Security Agent in its absolute discretion and either conditionally or unconditionally.

Credit Agreement dated October 30, 2000
Schedule 7

19.7  Restriction.  Each Obligor applies to the Chief Land Registrar for the
      -----------
      registration against the registered titles (if any) specified in the Schedule (Real Property) (and any unregistered properties subject to first registration at the date of this Deed) of the following restriction:

      "Except under an Order of the Registrar no disposition, dealing, charge or other security interest is to be registered or noted without the consent of the proprietor for the time being of [Charge No [ . ]] / [a charge
      dated [   .    ] 2000 and made between (1) Hawker Pacific Aerospace (2)
      Hawker Pacific Aerospace Ltd. and (3) Landesbank Hessen-Thuringen Girozentrale."

20.   ASSIGNMENT
      ----------

20.1  Successors and Assigns.  This Deed shall be binding upon and inure to the
      ----------------------
      benefit of the parties to this Deed and their respective successors and permitted assigns.

20.2  Assignment by Obligors. No Obligor shall assign or otherwise transfer the
      ----------------------
      benefit of this Deed or any of its rights, duties or obligations under this Deed without the prior written consent of the Security Agent.

20.3  Assignment by Finance Parties.  The Finance Parties may assign or grant
      -----------------------------
      participations in all or any part of their rights under this Deed in accordance with the provisions of Clause 20.2 of the Credit Agreement.

20.4  Change of Security Agent.  The Security Agent may assign and transfer all
      ------------------------
      of its rights to the Security Assets and all of its rights and obligations under this Deed to a replacement Security Agent appointed in accordance with this Deed and, when such assignment and transfer takes effect, the replacement Security Agent shall be for all purposes acting as agent and trustee in accordance with the trusts in this Deed.

21.   NOTICES
      -------

21.1  Delivery.  Each notice, demand or other communication to be given or made
      --------
      under this Deed shall be in writing and delivered or sent to the relevant party at its address or telex number or fax number set out below (or such other address or telex number or fax number as the addressee has by not less than 7 days' prior written notice specified to the other parties):

      To the US Obligor:      Hawker Pacific Aerospace
      -----------------
                              11240 Sherman Way
                              Sun Valley, CA 91352 - 4942
                              USA


                              Telephone Number   :    (1)-818 765 6201
                              Fax Number         :    (1)-818 765 8587

                              Attention          :    Phil Panzera

Credit Agreement dated October 30, 2000
Schedule 7

      To the UK Obligor:      Hawker Pacific Aerospace Ltd.
      ------------------
                              Unit 3 Dawley Park
                              Kestrel Way
                              Hayes, Middlesex UB3 1HP



                              Telephone Number   :    0208 589 1900
                              Fax Number         :    0208 589 1903

                              Attention          :    Managing Director

      To the Security Agent:  Landesbank Hessen - Thuringen Girozentrale
      ----------------------
                              Main Tower
                              Neue Mainzer Str. 52 - 58
                              60311 Frankfurt am Main
                              Germany


                              Telephone Number   :    (49)-0-69-91324202
                              Fax Number         :    (49)-0-69-91324350

                              Attention          :    Martin Rohmann

21.2  Deemed Delivery. Any notice, demand or other communication addressed to
      ---------------
      any relevant party in accordance with Clause 21.1 (Delivery) shall be deemed to have been delivered:

      (a)  Letter: if given or made by letter, when actually delivered to the
           ------
           relevant address;

      (b)  Telex: if given or made by telex, when despatched with confirmed
           -----
           answerback; and

      (c)  Fax: if given or made by fax, when despatched with a fax transmission
           ---
           report showing that the entire communication was received,

      provided that a communication which is received after 5:00 p.m. on a working day, or on a day which is not a full working day, in the place of receipt shall be deemed to be delivered on the next full working day in that place.

21.3  Language.  Each notice or other communication under this Deed shall be in
      --------
      English. Any other documents required to be delivered under this Deed shall be either in English or be accompanied by a certified translation into English.

22.   PROTECTIVE CLAUSES
      ------------------

22.1  Protective Clauses.  Without limiting Clause 4 (Continuing Security)
      ------------------
      neither the liability of an Obligor nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:

      (a)  Other Encumbrances: any other Encumbrance, guarantee or other
           ------------------
           security or right or remedy being or becoming held by or available to the Security Agent or any other Finance Party or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired or by the Security Agent or any other

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Credit Agreement dated October 30, 2000
Schedule 7

           Finance Party at any time releasing, refraining from perfecting or enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Security Agent or any other Finance Party may now or hereafter have from or against an Obligor or any other person;

      (b)  Time: the granting of any time or indulgence to an Obligor or any
           ----
           other person;

      (c)  Variation: any variation or modification (however fundamental) of
           ---------
           either Credit Document, any other Financing Document or any other document referred to therein;

      (d)  Invalidity: the invalidity or unenforceability of any obligation or
           ----------
           liability of any Obligor under either Credit Document or any of the Financing Documents;

      (e)  Defective Execution: any invalidity or irregularity in the execution
           -------------------
           of this Deed, the Credit Documents or any other Financing Document;

      (f)  Defective Capacity: any deficiency in the powers of any Obligor to
           ------------------
           enter into or perform any of its obligations under this Deed, the Credit Documents or under any other Financing Document to which it is a party;

      (g)  Change in Constitution: any change in the constitution of any Obligor
           ----------------------
           or any Finance Party or (in relation to any of them) its absorption in or amalgamation with, or the acquisition of all or a part of its undertaking by, any other person;

      (h)  Other: any act, omission, event or circumstance which would or may
           -----
           but for this provision operate to prejudice, affect or discharge this Deed or the liability of an Obligor under this Deed.

22.2  Unrestricted Right of Enforcement.  This Deed may be enforced without the
      ---------------------------------
      Security Agent or any other Finance Party first having recourse to any other security or rights or taking any other steps or proceedings against an Obligor or any other person or may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured.

22.3  Release.  The Security Agent may release any Security Assets from the
      -------
      security hereby created at any time and any such release shall not in any way affect, prejudice or invalidate the security hereby created over any other Security Assets, any other Financing Document or the obligations of an Obligor under this Deed or any other Financing Document to which it is a party.

22.4  Release of Charge Conditional.  Any release, settlement or discharge given
      -----------------------------
      or made by the Security Agent in consideration for any assurance, security, disposition or payment made by an Obligor or any other person shall be conditional upon such assurance, security, disposition or payment not being void, voidable, set aside or ordered to be refunded for any reason whatsoever under any law (including, without limitation, under any law relating to preferences, bankruptcy, insolvency, administration or winding up). If such condition is not fulfilled:

      (a)  Enforcement: the Security Agent shall be entitled to enforce the
           -----------
           security created by or pursuant to this Deed subsequently to the same extent as if no such

Credit Agreement dated October 30, 2000
Schedule 7

           assurance, security, disposition or payment had been made and any such release, settlement or discharge had not occurred;

      (b)  Further Assurance: each Obligor shall, at its own expense, promptly
           -----------------
           do, execute and deliver, and cause any relevant third person to do, execute and deliver, all acts and documents which the Security Agent requires to reinstate the security expressed to be constituted by this Deed; and

      (c)  Retention of Security: the Security Agent may retain this Deed, any
           ---------------------
           security hereby created and any document deposited with it hereunder until it is satisfied that such condition has been or will be fulfilled;

      and this Clause 22.4 (Release of Charge Conditional) shall survive the discharge of this Deed unless the Security Agent expressly agrees otherwise in writing.

23.   GOVERNING LAW AND JURISDICTION
      ------------------------------

23.1  Law.  This Deed and the rights and obligations of the parties hereunder
      ---
      shall be governed by and construed in accordance with the laws of England.

23.2  Jurisdiction.  Each Obligor irrevocably agrees for the benefit of the
      ------------
      Security Agent and the other Finance Parties that any legal action arising out of or relating to this Deed may be brought in the courts of England and irrevocably submits to the exclusive jurisdiction of such courts.

23.3  No Limitation on Right of Action.  Nothing in this Deed shall limit the
      --------------------------------
      right of the Security Agent or any other Finance Party to commence any legal action against any Obligor and/or its assets in any other jurisdiction or to serve process in any manner permitted by law, and the taking of proceedings in any jurisdiction shall not preclude the Security Agent or any other Finance Party from taking proceedings in any other jurisdiction whether concurrently or not.

23.4  Waiver; Final Judgment Conclusive.  Each Obligor irrevocably and
      ---------------------------------
      unconditionally waives any objection which it may now or hereafter have to the choice of England as the venue of any legal action arising out of or relating to this Deed and agrees not to claim that any court in that venue is not a convenient or proper forum. Each Obligor also agrees that a final judgment against it in any such legal action shall be final and conclusive and may be enforced in any other jurisdiction, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.

23.5  Waiver of Immunity.  Each Obligor irrevocably and unconditionally waives
      ------------------
      any immunity to which it or its assets may at any time be or become entitled, whether characterised as sovereign immunity or otherwise, from any set-off or legal action in England or elsewhere, including immunity from service of process, immunity from jurisdiction of any court or tribunal, and immunity of any of its assets from attachment prior to judgment or from execution of a judgment.

23.6  Process Agent.  Without prejudice to any other mode of service allowed
      -------------
      under any relevant law, the US Obligor:

      (a) irrevocably appoints Messrs Paris Smith and Randall of Number One London Road, Southampton SO15 2AE, England (Ref. AEH) as its agent for service of

Credit Agreement dated October 30, 2000
Schedule 7

           process in relation to any proceedings before the English courts in connection with any Financing Document; and

      (b) agrees that failure by the process agent referred to in Clause 23.6(a) hereof to notify the US Obligor of the process will not invalidate the proceedings concerned.


THIS DEED has been executed as a Deed by the parties hereto and is intended to be and is hereby delivered on the date stated at the beginning of this Deed.

Credit Agreement dated October 30, 2000
Schedule 7

                                   Schedule
                                 Real Property

                                Registered Land

--------------------------------------------------------------------------------
County and District/
--------------------
London Borough                   Title Numbers           Description of Property
--------------                   -------------           -----------------------
--------------------------------------------------------------------------------
London Borough of Hillingdon       AGL 70229             Unit 3, Dawley Park,
                                                         Dawley Road, Hayes
--------------------------------------------------------------------------------

                               Unregistered Land

                         None specifically identified.

Credit Agreement dated October 30, 2000
Schedule 7

THE OBLIGORS
------------


SIGNED AND DELIVERED as a Deed     )
for and on behalf of               )
HAWKER PACIFIC AEROSPACE           )
by                                 )

                                   )
                                   )
David L. Lokken   CEO              )          /s/ David L. Lokken
--------------------------         )          --------------------------
Name / Title                       )          Authorised signatory
                                   )
                                   )
Philip M. Panzera  EVP             )
--------------------------         )          /s/ Philip M. Panzera
Name / Title                                  --------------------------
                                              Authorised signatory


SIGNED AND DELIVERED as a Deed     )
for and on behalf of               )
HAWKER PACIFIC AEROSPACE LTD.      )
by                                 )
                                   )          /s/ David L. Lokken
                                   )          --------------------------
David L. Lokken                               Director
--------------------------
Name

Philip M. Panzera                             /s/ Philip M. Panzera
--------------------------                    --------------------------
Name                                          Director/Secretary

Credit Agreement dated October 30, 2000
Schedule 7

THE SECURITY AGENT
------------------


SIGNED AND DELIVERED as a Deed     )
for and on behalf of               )
LANDESBANK HESSEN - THURINGEN      )
GIROZENTRALE                       )          /s/ Frank Dohl
by                                            ----------------------------
                                              Authorised signatory

Frank Dohl V.P.
--------------------------
Name / Title


Martin Rohmann
--------------------------                    /s/ Martin Rohman
Name / Title                                  ----------------------------
                                              Authorised signatory




THE BANKS
---------



SIGNED AND DELIVERED as a Deed     )
for and behalf of                  )
LANDESBANK HESSEN - THURINGEN      )
GIROZENTRALE                       )          /s/ Frank Dohl
by                                 )          ----------------------------
                                   )          Authorised signatory
                                   )
Frank Dohl V.P.                    )
--------------------------         )
Name / Title                       )
                                   )
                                   )
Martin Rohmann                     )
--------------------------         )          /s/ Martin Rohmann
Name / Title                       )          ----------------------------
                                   )          Authorised signatory
                                   )

          Credit Agreement dated October 30, 2000
          Schedule 7
          ----------

                 FIXED AND FLOATING CHARGES HAWKER UK ASSETS

                                         As of September 30, 2000

          Cash                             (pound)  1,416,442
          Trade accounts receivable, net            2,962,400
          Other receivables                           (23,994)
          Inventory                                 4,918,915
          Prepaid expenses                            369,006
          NBV of machinery and equipment            6,784,052
          NBV of exchange assets                   14,291,389
          Deposits, other assets                       53,789
                                           ------------------
                                           (pound) 30,771,998
                                           ==================

Credit Agreement dated October 30, 2000
Schedule 8
----------

                                    [BLANK]

Credit Agreement dated October 30, 2000
Schedule 9
----------



                          DISCLOSURE OF SHAREHOLDINGS
                          ---------------------------

                          Disclosure of Shareholdings


---------------------------------------------------------------------------------------------------------
                                                          No of               Share
                                                          -----               ------
Company                            Class of Shares        Shares              Certificate Nos
-------                            ---------------        ------              ---------------
---------------------------------------------------------------------------------------------------------

Hawker Pacific Aerospace Ltd       Ordinary               5,637,049           [      ] to [      ]
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

Credit Agreement dated October 30, 2000
Schedule 10
-----------

                          DISCLOSURE OF ENCUMBRANCES
                          --------------------------

Credit Agreement dated October 30, 2000
Schedule 10
-----------



                          Disclosure of Encumbrances

          Heller Loan and Security Agreement dated December 22, 1998

Credit Agreement dated October 30, 2000
Schedule 11
-----------


                     DISCLOSURE OF FINANCIAL INDEBTEDNESS
                     ------------------------------------

Credit Agreement dated October 30, 2000
Schedule 11
-----------


                     Disclosure of Financial Indebtedness

          Heller Loan and Security Agreement dated December 22, 1998

Credit Agreement dated October 30, 2000
Schedule 12
-----------


                              FINANCIAL COVENANTS
                              -------------------

Credit Agreement dated October 30, 2000
Schedule 12

                       Schedule 12 - Financial Covenants
                       ---------------------------------

     1.   Senior Debt Coverage Ratio

     In relation to any Relevant Period, the ratio of Senior Debt under the Credit Agreement as at the last day of such period to EBITDA for such Relevant Period will not be more than SDCR, where SDCR has the value for each Relevant Period indicated in the table below. This ratio will be tested on the last day of each calendar quarter for the four immediately preceding calendar quarters on a rolling basis (the "Relevant Periods"), or shorter for RPs ending on or before 31 March 2002. No Relevant Period shall commence before 1 July 2001, with the first Relevant Period ending on or about 30 September 2001.

     For Relevant Periods shorter than a calendar year, EBITDA shall be measured as actual EBITDA in that Relevant Period, divided by the number of months in that Relevant Period, and multiplied by twelve.

     ----------------------------------------------
     Relevant Period                    SDCR
     Ending on or about

     ----------------------------------------------
     30 September 2001                  5,00
     ----------------------------------------------
     31 December 2001                   5,00
     ----------------------------------------------
     31 March 2002                      4,50
     ----------------------------------------------
     30 June 2002                       4,50
     ----------------------------------------------
     30 September 2002                  4,50
     ----------------------------------------------
     31 December 2002                   4,50
     ----------------------------------------------
     31 March 2003                      4,00
     ----------------------------------------------
     30 June 2003                       4,00
     ----------------------------------------------
     30 September 2003                  4,00
     ----------------------------------------------
     31 December 2003                   4,00
     ----------------------------------------------
     31 March 2004                      3,00
     ----------------------------------------------
     30 June 2004                       3,00
     ----------------------------------------------
     30 September 2004                  3,00
     ----------------------------------------------
     31 December 2004                   3,00
     ----------------------------------------------

     2.   Debt Service Coverage Ratio

     In relation to any Relevant Period, the ratio of EBITDA of such period to Debt Service under this Agreement for such Relevant Period will not be less than 1,30. This ratio will be tested on the last day of each calendar quarter for the four immediately preceding calendar quarters on a rolling basis, or less for Relevant Periods ending on or before 31 March 2002. No Relevant Period shall commence before 1 July 2001, with the first Relevant Period ending on or about 30 September 2001.

     3.   Non-compliance with Financial Covenants

     An event of default shall be deemed to have occurred if covenants as stipulated in sect. 1 and 2 of this schedule are not complied with for two consecutive calendar quarters.

Credit Agreement dated October 30, 2000
Schedule 13
-----------



                                    [BLANK]

Credit Agreement dated October 30, 2000
Schedule 14
-----------



                               AGENCY AGREEMENT
                               ----------------

Credit Agreement dated October 30, 2000
Schedule 14
-----------

                                                                  Execution Copy

                               AGENCY AGREEMENT


                                    between


                   Landesbank Hessen-Thuringen Girozentrale


                                      and


                        Kreditanstalt fur Wiederaufbau

                                AGENCY AGREEMENT

between

1. Landesbank Hessen-Thuringen Girozentrale, Neue Mainzer Strasse 52-58, 60311 Frankfurt am Main

                                        - hereinafter referred to as the "Agent"
                                  or, in such capacity, as the "Security Agent"-

and

2. Kreditanstalt fur Wiederaufbau, Palmengartenstrasse 5-9, 60325 Frankfurt am Main

          - the Co-Arranger, and together with the Agent, the "Banks", and each a "Bank" -

WHEREAS,

the Banks have agreed to make available to Hawker Pacific Aerospace, Inc., 11240 Sherman Way, Sun Valley, CA. 91352-4942, USA (the "Borrower") a credit facility in an amount of USD 45,000,000 (the "Facility") pursuant to the terms of a Credit Agreement dated October 30, 2000 (the "Credit Agreement");

the Agent and Kreditanstalt fur Wiederaufbau have made the facility available as Mandated Arranger and Co-Arranger, respectively.

NOW, THEREFORE, it is agreed as follows:

1. Exclusion of Joint and Several Liability, Commitments
   -----------------------------------------------------

   The Banks shall participate in the Facility in the form of a disclosed syndicate (offenes Konsortium), excluding any joint and several liability, and further excluding the creation of any joint ownership (Gesamthandsvermogen). The liability of each Bank and its obligations in respect of the Facility is limited to its respective commitments set out in
   Schedule 1 of the Credit Agreement.

2. Availability of Commitments
   ---------------------------

   Each Bank shall make available to the Agent, on a bank account specified by the Agent, funds corresponding to the respective bank's proportion of its commitment under the Facility, without delay upon request by the Agent and at the time specified by the Agent. The Agent shall make timely transfers thereof to the Borrower.

3. Transfer of Payments to Banks
   -----------------------------

   The Agent shall transfer to the Banks, and pay into accounts to be designated by each Bank in writing, all payments of interest and any other payments received at the relevant due date in the proportion of the Bank's commitments under the Facility. In addition, the Agent shall timely transfer to the Banks any repayments and other pro-rata payments to be made pursuant to the Credit Agreement in accordance with the foregoing, and may effect payments without verifying whether funds have actually been received. In case payments of the Borrowers are not made timely, or not in the full amount of payments due, or if the Agent is required to repay any such amounts, the Agent shall be entitled to request payment to it from the Banks by the relevant due dates of the amounts transferred by the Agent in accordance herewith.

4. Payment Claims
   --------------

   Each Bank shall have the payment claims against the Borrower in the proportion of its commitment under the Facility, and such payment claims shall be secured pro-rata by the security made available pursuant to the terms of the Credit Agreement. Unless specifically agreed otherwise, no Bank shall be responsible for the obligations of any other Bank under this Agency Agreement and under the Credit Agreement. The amount of the Banks' respective claims shall be determined in accordance with the Credit Agreement.

5. Terms of Credit Agreement
   -------------------------

   The terms and conditions of the Facility are set out in the Credit Agreement. All relevant interest rates or any changes thereof shall without delay be communicated by the Agent to the other Banks.

6. Agency
   ------

   The Agency shall act as agent in respect of all rights and obligations of the Banks under or in connection with the Credit Agreement, the Security Documents referred to and defined therein (the "Security Agreements") and this Agreement, unless specifically agreed otherwise among the Banks.

7. Representative Authority of Agent
   ---------------------------------

   The Agent shall be entitled and be obligated, and be exempt from the restrictions of Sec. 181 Civil Code (BGB) in this respect, to represent the Banks vis-a-vis the Borrower and third parties in connection with the Facility and the security made available pursuant to the terms of the Credit Agreement and the Security Agreements, in accordance with the terms of this Agency Agreement.

8. Responsibilities of Agent
   -------------------------

   The Agent shall convene and chair meetings of the syndicate, and shall execute all resolutions adopted by the Banks. In addition, the Agent shall verify compliance with the provisions of the Credit Agreement and the Security Agreements by the Banks of and to the extent the Banks instruct the Agent accordingly in respect of specific matters. The Agent and each Bank shall verify compliance with the provisions of the Credit Agreement, the Security Agreements and any other agreements made in connection with the Credit Agreement, by the Borrower and any other parties (e.g., by way of examining and verifying documents made available to them), and shall inform each other without delay via the Agent, if any breach of the obligations of the Borrower becomes apparent to any of them. No Bank shall be responsible towards any other Bank in case no such notification is made, however.

9.  Security
    --------

    As security for the claims of the Banks under the Credit Agreement, the security identified in Sec. 10.1 of the Credit Agreement must be provided prior to a disbursement of funds thereunder, and the Agent (in such capacity, the "Security Agent") undertakes the administration of such security, and shall hold in trust and administer the security on its own behalf and on behalf of the Co-Arranger. The Co-Arranger hereby irrevocably authorizes the Security Agent to enter into, amend and supplement all agreements which may be necessary or beneficial for the grant of the security in favour of the Banks, and to exercise all rights of control, administration and disposal under the Security Agreements. The Security Agent is hereby released from the restrictions of Sec. 181 German Civil Code in respect of all measures taken by the Security Agent pursuant to this Agreement or the Security Agreements. Any realization of security shall be undertaken by the Security Agent in its own name, but for the account of all Banks which shall cooperate in such respect with the Security Agent, by way of providing the Security Agent with all requisite documents, information and certifications, or otherwise as required in this context. The Banks shall ensure that payments of proceeds of any realization of security are invariably made to the Security Agent. Any such proceeds shall be applied, first, in payment of all costs, taxes and other expenses incurred by the Security Agent and the other Banks in the course of the administration of the security, second, to the Banks in the proportion of their respective claims under the Credit Agreement until satisfaction of the claims of the Banks in full and, third, in satisfaction of any other claims of the Banks against the Borrower, in each case in the proportion of the Banks' claims; any excess proceeds are to be paid to the relevant grantor or grantors of security. The Security Agent may transfer the administration of the security to another security trustee which it considers to be suitable for complying with the obligations of the Security Agent, subject to an appropriate security trust agreement to be entered into between the Banks and such other security trustee. Notwithstanding the foregoing, the Security Agent shall be entitled to resign from its position as Security Agent subject to written notification of the Co-Arranger on sixty days' notice.

10. Information
    -----------

    The Agent shall inform the other Banks in respect of the circumstances which are relevant for the implementation of the Credit Agreement when and to the extent it has become aware, through notification by the Borrower or in connection with the Security Agreements, of such information, and in particular through the documents and notifications to be provided to it or made pursuant to the terms of the Credit Agreement. This shall not apply, however, in respect of documents and information made available to the other Banks by the Borrower. The Agent and the other Banks shall inform each other in respect of all circumstances of which they have become aware in connection with the performance of the Credit Agreement, provided that such information is materially relevant for the financing and the repayment of the funds made available to the Borrower under the Credit Agreement.

11.  Meetings of Syndicate, Call
     ---------------------------

     Each Bank shall be entitled to request a meeting of the syndicate. Any such meeting shall be called by the Agent in writing (including by way of telefax or by electronic means, on at least seven Banking Days (as this term is defined in the Credit Agreement) prior to the proposed date of the meeting. The agenda for the meeting shall be specified in the call. In case of an urgency, the agent may call a meeting on short notice, if and as appropriate. Meetings shall be held in Frankfurt am Main, or at any other place mutually agreed by the Banks.

12.  Resolutions
     -----------

     The Agent shall arrange for resolutions of the Banks to be made in respect of all important matters. Resolutions shall be adopted by a majority of two thirds of the votes to be weighted in accordance with the provisions set out hereinbelow, unless resolutions are to be made in respect of the following matters which shall require unanimity:

     (i) Changes of the provisions of the Credit Agreement relating to interest, term and repayment of the Facility, the release or realization of security, the termination of the Credit Agreement, and the enforcement of claims against the Borrower by way of court action;

     (ii) changes of this Agency Agreement.

     Abstentions shall not be counted. Each percentage of the commitment of each Bank under the Facility shall equate to one vote; in case of more than 0.5 percentage points and less than 0.5 percentage points, the weight of votes shall be rounded upwards and downwards, respectively. Only Banks represented in a meeting shall be entitled to vote. Banks which are not represented by their own employees may be represented by another Bank, or by a member of the tax advisory profession, or an attorney-at-law, acting on the basis of a written power of attorney. Resolutions can only be adopted when more than half of the votes of the Banks are represented in a meeting; if no such quorum is reached, the Agent shall without delay convene another meeting; in accordance with Sec. 11 in which no such quorum is required. Resolutions can be adopted in writing (including by way of telefax) outside of meetings of the syndicate, provided that no Bank objects to such written resolution by giving written notice to the Agent within three Banking Days (within the meaning and as defined in the Credit Agreement) after receipt of any request therefor. In case of resolutions adopted in writing, the votes of only those Banks shall be taken into account which have provided a written statement within four Banking Days (as this term is defined in the Credit Agreement) after receipt of the request of the relevant written resolution. Any proposal for a written resolution may be sent to the Banks with a request to vote in writing. The notice periods referred to in this Section may in case of an urgency be reduced by the Agent as appropriate.

13.  Urgency
     -------

     In matters considered urgent by the Agent, the Agent may take a decision without prior coordination with the other Banks if the Agent considers an urgent decision necessary in order to prevent the occurrence of damages or losses to the detriment of the Banks. Any such decision shall be taken by the Agent within its reasonable discretion. The Banks shall be bound by any such decision of the Agent. The Agent shall have no obligation to take decisions on an urgent basis. The Agent shall without delay inform the other Banks of any urgency decisions which have been taken.

14.  Liability
     ---------

     The Agent shall represent the other Banks, and the Security Agent shall administrate security, in accordance with the standards of customary diligence in business matters (Sorgfalt eines ordentlichen Kaufmanns). Documents and other information submitted to the Agent shall be verified by all Banks in respect of whether their form complies with the requirements of the Credit Agreement. The Agent and the Security Agent shall not be liable for compliance by the Borrower, or by third parties, with the Borrower's or such third parties' contractual obligations, nor for the legal validity, the completeness or the accuracy of documentation or information provided by the Borrower or by third parties. This shall similarly apply in respect of any documents made available to the Agent or the Security Agent by the Borrower or by third parties. The Agent and the Security Agent shall not be responsible for the substance, legal validity and enforceability of the security or the claims against, and compliance with the contractual obligations by, the Borrower or third parties. The Agent and the Security Agent shall not be required, in connection with the performance of its obligations pursuant to Sec. 9 of this Agency Agreement or otherwise, to investigate any covenants, obligations to cooperate or to provide documents or information, to be complied with, performed and/or provided by the Borrower or by third parties. This shall similarly apply to other Banks to the extent any such Bank holds and administrates security, or has obligations pursuant to the terms of this Agency Agreement.

15.  Indemnification
     ---------------

     Any exclusion of the Banks joint and several liability notwithstanding, the Banks shall indemnify and reimburse the Agent and the Security Agent in respect of all claims and obligations vis-a-vis third parties which are raised against the Agent or the Security Agent in connection with the implementation of the Credit Agreement and any other agreements relating thereto. The Banks obligation to indemnify the Agent or the Security Agent shall in respect of each Bank be determined in accordance with its pro-rata commitments under the Facility.

16.  Cooperation
     -----------

     The Banks shall cooperate in respect of any decisions or measures to be taken in connection with the Facility, in such a way so as to allow a smooth implementation of the terms and provisions of the Credit Agreement in accordance with the terms thereof. The Banks shall cooperate applying the standards of customary diligence in business matters (Sorgfalt eines ordentlichen Kaufmanns).

17.  Sharing and other Obligations
     -----------------------------

     The Banks shall permit payments under the Credit Agreement only if such payment are made simultaneously in the proportion of their respective commitments under the Facility; otherwise, they shall put the other Banks in the same position in which such Banks would have been if a proportionate repayment or payment would have been made to the affected Bank. If and to the extent any Bank has received any such excess payments, and if the payor's payment obligations have been discharged as a consequence thereof, the other Banks to which the excess amounts have been distributed shall assign to the affected Bank their claims against the Borrower or, as the case may be, any other payor in the proportion in which they have received payment. In case of enforcement action taken in connection with any claims raised by the Banks against the Borrower, in relation to repayments or the payment of interest, commitment fees, prepayment penalties or compensation or penalties for the failure to make timely drawings, or other claims under and in connection with the Credit Agreement, the Banks shall coordinate with each other and shall raise such claims only in accordance with the terms of this Agency Agreement. This shall similarly apply in respect of the realization of security. The Banks shall not without the prior consent of all other Banks declare a setoff of their claims under other agreements made with the Borrower against their claims arising in connection with this Credit Agreement, the Security Agreements and any other agreements made in connection with the Credit Agreement. Any setoff resulting in a discharge of obligations of the Borrower under the Credit Agreement shall be deemed a payment within the meaning of this Sec. 17.

18.  Verification and Assessments
     ----------------------------

     Each Bank warrants and assures that it has itself examined the creditworthiness of the Borrower, the Credit Agreement, the Security Agreements and any documentation pertaining thereto, and any documents and notifications made available to it by the Agent, in respect of the completeness, legal validity, enforceability and accuracy. If a Bank determines that the documents and notifications made available to it are insufficient, it shall without delay notify the Agent thereof in order to come to a mutually agreeable solution. This shall also apply in respect of documents or notifications made available by the Agent or the Security Agent to the Banks in the future.

19.  Costs
     -----

     The costs of this Agency Agreement and its implementation - to the extent not reimbursed and paid by the Borrower - and any losses arising from or in connection with the non-performance of the Credit Agreement, in whole or in part, or of any agreements related thereto, shall be borne by the Banks in the proportion of their commitments under the Facility.

20.  Term
     ----

     This Agency Agreement shall have a term until satisfaction and discharge in full of all claims and obligations from and under the Credit Agreement and all agreements made in connection therewith.

21.  Miscellaneous Provisions
     ------------------------

21.1 All amendments and supplements to this Agency Agreement must be in writing. This requirement shall also apply to any changes of this requirement for such written form.

21.2 The invalidity or unenforceability of one or more provisions of this Agency Agreement shall not affect the validity or enforceability of the remaining provisions hereof. Any invalid or unenforceable provision shall be substituted by a provision which approximates most closely the economic purpose of the invalid or unenforceable provision. The same shall apply accordingly in case of any omissions.

21.3 This Agency Agreement shall be governed by the laws of the Federal Republic of Germany. The courts of Frankfurt am Main shall have exclusive jurisdiction with respect to the resolution of all disputes under or in connection with this Agency Agreement. Place of performance shall be Frankfurt am Main.



Frankfurt am Main, October 30, 200      Frankfurt am Main, October 30, 2000
----------------------------------      -----------------------------------
Place, date                             Plate, date



Landesbank Hessen-Thuringen             Kreditanstalt fur Wiederaufbau
Girozentrale

/s/ Frank Dohl                          /s/ Wolfgang Behler
----------------------------------      -----------------------------------